As filed with the Securities and Exchange Commission on April 30, 2010

Registration Nos. 33-12000

and 811-5013

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-4

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	☐
Pre-Effective Amendment No.	☐
Post-Effective Amendment No. 27 and	☒

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	☐
Amendment No. 28	☒

United Investors Annuity Variable Account

(Exact Name of Registrant)

UNITED INVESTORS LIFE INSURANCE COMPANY

(Name of Depositor)

2001 Third Avenue South, Birmingham, Alabama 35233

(Address of Depositor’s Principal Executive Offices)

Depositor’s Telephone Number, including Area Code:

(205) 325-4300

John H. Livingston, Esq.

United Investors Life Insurance Company

2001 Third Avenue South

Birmingham, Alabama 35233

Name and Address of Agent for Service:

Copy to:

Frederick R. Bellamy, Esq.

Sutherland Asbill & Brennan LLP

1275 Pennsylvania Avenue, N.W.

Washington, DC 20004-2415

It is proposed that this filing will become effective:

☐	Immediately upon filing pursuant to paragraph (b) of Rule 485

☒	On May 1, 2010 pursuant to paragraph (b) of Rule 485

☐	60 days after filing pursuant to paragraph (a) of Rule 485

☐	On pursuant to paragraph (a) of Rule 485

Title of securities being registered:

Variable Annuity Policies

Prospectus

May 1, 2010

Please read this prospectus carefully before investing, and keep it for future reference. It contains important information about the Advantage IISM variable annuity policy.

To learn more about the policy, you may want to look at the Statement of Additional Information dated May 1, 2010 (known as the “SAI”). For a free copy of the SAI, contact us at:

United Investors Life Insurance Co.

Variable Products Division

P. O. Box 10287

Birmingham, Alabama 35202-0287

Telephone: (800) 999-0317

United Investors has filed the SAI with the U.S. Securities and Exchange Commission (the “SEC”) and has incorporated it by reference into this prospectus. The SAI’s table of contents appears on page 37 of this prospectus.

The SEC maintains an Internet website (http://www.sec.gov) that contains the SAI, material incorporated by reference, and other information.

ADVANTAGE II  SM

VARIABLE ANNUITY

DEFERRED VARIABLE ANNUITY POLICY

issued by

United Investors Life Insurance Company

through

United Investors Annuity Variable Account

The policy has 11 funding choices—one fixed account (paying a guaranteed minimum fixed rate of interest) and ten variable investment divisions which invest in the following mutual fund portfolios of Ivy Funds Variable Insurance Portfolios*:

•    Ivy Funds VIP Asset Strategy

•    Ivy Funds VIP Balanced

•     Ivy Funds VIP Bond

•    Ivy Funds VIP Core Equity

•    Ivy Funds VIP Growth

•     Ivy Funds VIP High Income

•    Ivy Funds VIP International Growth

•    Ivy Funds VIP Money Market

•    Ivy Funds VIP Science and Technology

•    Ivy Funds VIP Small Cap Growth

*  Formerly named W&R Target Funds, Inc.

Variable annuity policies involve certain risks, and you may lose some or all of your investment.

•	We do not guarantee how any of the investment divisions will perform.
•	The policy is not a deposit or obligation of any bank, and no bank or government agency endorses or guarantees the policy.
•	Neither the U.S. Government nor any Federal agency insures your investment in the policy.

Neither the SEC nor any state securities commission has approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

VARIABLE ANNUITY POLICIES:
ARE NOT FDIC INSURED	ARE NOT BANK GUARANTEED	MAY LOSE VALUE

Privacy Policy of United Investors Life Insurance Company (inside front cover).

U-1053, Ed. 5-10

Glossary

Annuitant	The annuitant is the individual whose life expectancy determines the size of annuity payments and whose actual lifetime may determine the duration of annuity payments.
Beneficiary	The beneficiary is the individual or individuals to whom the death benefit is paid if the annuitant dies before the retirement date.
Business Day	Each day that the New York Stock Exchange is open for regular trading and our home office is open for business. The close of regular trading on the New York Stock Exchange usually is 4:00 p.m. Eastern Time. Currently, November 26th, the Friday after Thanksgiving; December 24th, Christmas Eve; Monday, December 27th; and Friday, December 31st, New Year’s Eve, are not business days. (The policy form uses the term “Valuation date” to refer to business days.)
Joint Annuitant	The joint annuitant, if any, is a second individual whose joint life expectancy with the annuitant determines the size of annuity payments and whose actual lifetime with the annuitant may determine the duration of annuity payments.
Owner’s Designated Beneficiary	The owner’s designated beneficiary (a joint owner, if any, or the beneficiary named in the policy) is the individual who becomes owner of the policy upon the death of an owner.
Policy Year	A policy year is a year that starts on the policy’s effective date or on a policy anniversary.
Retirement Date	The retirement date is the date on which annuity payments are to start.
We, Us, Our	We are United Investors Life Insurance Company.
You, Your	You are the policy owner.

Summary

This is a summary of some of the more important points that you should know about the Advantage II variable annuity policy. This policy is no longer being actively marketed, although you can still make additional purchase payments if you own a policy.

The Policy

The Advantage II variable annuity policy lets you invest on a tax-deferred basis for your retirement or other long-term purposes. Tax deferral allows the entire amount you have invested to remain in the policy where it can continue to produce an investment return. Therefore, your money could grow faster than in a comparable taxable investment where current income taxes would be due each year.

You may divide your Advantage II policy value among the fixed account and ten variable investment divisions which invest in portfolios of Ivy Funds Variable Insurance Portfolios. We guarantee the principal and a minimum interest rate you will receive from the fixed account. However, the value of what you allocate to the ten variable investment divisions is not guaranteed. Instead, your investment in the variable investment divisions will go up or down with the performance of the particular Ivy Funds Variable Insurance Portfolios you select. You may lose money on investments in the variable investment divisions.

Like most annuity policies, different rules apply to the Advantage II policy before and after the retirement date you select for your policy. Before the retirement date, you may invest more money in your policy. After the retirement date, you will receive one or more annuity payments. The amount of money you accumulate in your policy before the retirement date has a major effect on the size of the payments you receive after the retirement date.

This policy is designed for people seeking long-term tax-deferred accumulation of assets, generally for retirement or other long-term purposes; and for persons who have maximized their use of other retirement savings methods, such as 401(k) plans. The tax-deferred feature is most attractive to people in high Federal and state tax brackets. You should not buy this policy if you are looking for a short-term investment or if you cannot take the risk of losing money that you put in.

There are various additional fees and charges associated with variable annuities. You should consider whether the features and benefits unique to variable annuities, such as the opportunity for lifetime income payments, a guaranteed death benefit and the guaranteed level of certain charges are appropriate for your needs. Variable annuities provide tax-deferral when purchased outside of qualified plans. However, the tax deferral features of variable annuities are unnecessary when purchased to fund a qualified plan, since the plan would already provide tax deferral in most cases.

Annuity Payments

On the retirement date, you may apply your policy value to receive fixed annuity payments, variable annuity payments or a combination. We guarantee that fixed annuity payments will remain constant throughout the payment period. However, the amount of each variable annuity payment will go up or down with the performance of the particular investment divisions you select.

You may choose among the following ways of receiving your annuity payments:

1.	Payments for the lifetime of an individual you select (the annuitant).

2.	Payments for the lifetime of the survivor of two individuals you select (the annuitant and joint annuitant).

3.	Payments for the lifetime of an individual (the annuitant), but guaranteed to continue for at least 10 or 20 years.

Other annuity payment methods are available with our written consent.

Purchasing the Policy

Your policy can be either a “qualified” policy (one that qualifies for favorable Federal income tax treatment), or a policy on a non-qualified tax basis. For a non-qualified policy, the minimum initial investment is $5,000. For a qualified policy, the initial investment must be at least $1,200, although we will accept installments of at least $100 per month through a bank draft authorization or a pre-approved group payment method. You can make more investments of at least $100 each before the retirement date.

Funding Choices

You may allocate each new investment (and your existing policy value) among variable investment divisions which invest in the following ten portfolios of Ivy Funds Variable Insurance Portfolios:

• Ivy Funds VIP Asset Strategy

• Ivy Funds VIP Balanced

• Ivy Funds VIP Bond

• Ivy Funds VIP Core Equity

• Ivy Funds VIP Growth

• Ivy Funds VIP High Income

• Ivy Funds VIP International Growth

• Ivy Funds VIP Money Market

• Ivy Funds VIP Science and Technology

• Ivy Funds VIP Small Cap Growth

In most states, you may also allocate purchase payments and your policy value to the fixed account. We guarantee your fixed account allocation will earn at least 4% interest per year.

Charges and Deductions

We do not deduct any charges from your purchase payments when received, except for any premium taxes charged in your location.

We deduct a sales charge of 8.5% of each purchase payment (taken from your policy value in ten annual installments of 0.85% each). We also deduct $50 a year from your policy value for certain administrative expenses. These amounts are deducted on your policy anniversary.

If you surrender your policy or make a cash withdrawal, we may deduct a withdrawal charge. This withdrawal charge is 8% of purchase payments withdrawn that are less than one year old. It decreases by 1% for each additional policy year since we received the purchase payment deemed to be withdrawn. There is no withdrawal charge on purchase payments eight or more years old. We also do not deduct a withdrawal charge on the free withdrawal amount, which is the greater of:

(a)	10% of the total purchase payments you have invested in the policy; or

(b)	10% of your policy value at the time the withdrawal is made.

Some restrictions may apply.

The withdrawal charge also applies at the retirement date. In addition, we deduct a $20 transaction charge for each withdrawal in excess of four in any one policy year.

We also deduct a daily charge from the variable investment divisions to compensate us for certain mortality and expense risks. This charge is at an effective annual rate of 0.90% of the daily net assets of the variable investment divisions.

In addition, investment management fees, 12b-1 fees, and other expenses are deducted from each portfolio of Ivy Funds Variable Insurance Portfolios.

Fee Tables

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the policy. The first table describes the fees and expenses that you will pay at the time that you buy the policy or surrender the policy. State premium taxes may also be deducted.

Transaction Fees
Charge	Amount Deducted - Maximum Guaranteed Charge
Policyowner Transaction Expenses
Deferred Sales Charge(1) (as a percentage of each purchase payment)	8.50% (deducted at 0.85% per year on each of the first ten policy anniversaries following receipt of purchase payment)
Withdrawal Charges(2) (as a percentage of purchase payment being withdrawn)	Upon withdrawal, surrender or annuitization, 8% of purchase payments withdrawn that are less than 1 year old
Transaction Charge	$20 upon each withdrawal in excess of 4 per policy year
Premium Tax Charge	0%-3.50%

The next table describes the fees and expenses that you will pay periodically during the time that you own the policy, not including portfolio fees and expenses.

Periodic Charges Other Than Portfolio Operating Expenses
Charge	Amount Deducted - Maximum Guaranteed Charge
Policy Fee:	$50 per policy anniversary
Variable Account Annual Expenses (as a percentage of daily net assets): Mortality and Expense Risk Charge	Daily charge at an annual rate of 0.90%

(1) Policies issued before May 1, 1992, or later in some states, may have a Sales Charge of 6% deducted from any purchase payment after the initial purchase payment. For these additional purchase payments, the 8.5% Deferred Sales Charge does not apply and there is no Withdrawal Charge for such payments.

(2) Withdrawal Charge (% of purchase payment being withdrawn):

Number of Policy Anniversaries Since Receipt of Purchase Payment	0	1	2	3	4	5	6	7	8+
% of purchase payment	8%	7%	6%	5%	4%	3%	2%	1%	0%

We do not deduct a withdrawal charge on the free withdrawal amount, which is the greater of: (a) 10% of the total purchase payments you have invested in the policy; or (b) 10% of your policy value at the time the withdrawal is made. The withdrawal charge also applies at the retirement date.

The next item shows the lowest and highest total operating expenses deducted from portfolio assets (before waiver or reimbursement) during the fiscal year ended December 31, 2009. Expenses of the portfolios may be higher or lower in the future. More detail concerning each portfolio’s fees and expenses is contained in the prospectus for each portfolio.

Total Annual Portfolio Operating Expenses:	Lowest		Highest
Total Annual Portfolio Operating Expenses (expenses that are deducted from portfolio assets, including management fees, distribution or service fees (12b-1 fees), and other expenses as a percentage of net assets of the portfolio)	0.51%	—	1.22%

The following table shows the fees and expenses (before waiver or expense assumption) charged by each portfolio for the fiscal year ended December 31, 2009.

Ivy Funds Variable Insurance Portfolios Annual Portfolio Operating Expenses(3)

(% of average daily net assets)

Portfolio	Management Fee	12b-1 Fees(4)	Other Expenses(5)	Total Portfolio Expenses
Ivy Funds VIP Asset Strategy*	0.70%	0.25%	0.11%	1.06%
Ivy Funds VIP Balanced	0.70%	0.25%	0.08%	1.03%
Ivy Funds VIP Bond	0.47%	0.25%	0.08%	0.80%
Ivy Funds VIP Core Equity*	0.70%	0.25%	0.08%	1.03%
Ivy Funds VIP Growth*	0.70%	0.25%	0.07%	1.02%
Ivy Funds VIP High Income*	0.62%	0.25%	0.11%	0.98%
Ivy Funds VIP International Growth*	0.85%	0.25%	0.12%	1.22%
Ivy Funds VIP Money Market	0.40%	0.00%	0.11%	0.51%
Ivy Funds VIP Science and Technology*	0.85%	0.25%	0.11%	1.21%
Ivy Funds VIP Small Cap Growth*	0.85%	0.25%	0.09%	1.19%

(3)   These expenses are deducted directly from the assets of the Ivy Funds Variable Insurance Portfolios and therefore reduce their net asset value. Waddell & Reed Investment Management Company, the investment adviser of Ivy Funds Variable Insurance Portfolios, supplied the above information, and we have not independently verified it. See the Ivy Funds Variable Insurance Portfolios prospectus for more complete information.

(4)   Each portfolio may pay a service fee to Waddell & Reed, Inc., the underwriter of Ivy Funds Variable Insurance Portfolios, of no more than 0.25% of the portfolio’s average annual net assets. The fee compensates Waddell & Reed, Inc. for arranging to provide personal services to policy owners. This is a Service Plan as permitted by Rule 12b-1 under the Investment Company Act of 1940. Effective January 1,2009, Ivy Funds VIP Money Market ceased paying a 12b-1 fee to Waddell & Reed, Inc.

(5)   Other Expenses are those incurred for the year ended December 31, 2009.

*    Excludes expense assumption (shown on next page)

Expense	assumption is as follows:

Portfolio	Management Fee	12b-1 Fees(4)	Other Expenses(5)	Total Portfolio Expenses After Expense Assumption
Ivy Funds VIP Asset Strategy	0.69%	0.25%	0.11%	1.05%
Ivy Funds VIP Core Equity	0.65%	0.25%	0.08%	0.98%
Ivy Funds VIP Growth	0.67%	0.25%	0.07%	0.99%
Ivy Funds VIP High Income	0.57%	0.25%	0.11%	0.93%
Ivy Funds VIP International Growth	0.82%	0.25%	0.12%	1.19%
Ivy Funds VIP Science and Technology	0.83%	0.25%	0.11%	1.19%
Ivy Funds VIP Small Cap Growth	0.83%	0.25%	0.09%	1.17%

Actual expenses of Ivy Funds Variable Insurance Portfolios may be greater or less than those shown.

Examples

The following examples are intended to help you compare the cost of investing in the policy with the cost of investing in other variable annuity policies. These costs include policy owner transaction expenses, policy fees, variable account annual expenses, and portfolio operating expenses. These examples reflect the $50 annual policy fee as a charge of 0.11% of assets in the variable investment divisions. These examples do not reflect any premium tax charges.

The examples assume that you invest $10,000 in the policy for the time periods indicated. The examples also assume that your investment has a 5% return each year and assumes the maximum fees and expenses of any of the portfolios. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

→ If you surrender or annuitize your policy at the end of the applicable time period, you would pay the following expenses:

Investment Division	1 year	3 years	5 years	10 years
Ivy Funds VIP Asset Strategy	$896	$1,293	$1,709	$3,034
Ivy Funds VIP Balanced	$893	$1,284	$1,694	$3,004
Ivy Funds VIP Bond	$870	$1,215	$1,578	$2,772
Ivy Funds VIP Core Equity	$893	$1,284	$1,694	$3,004
Ivy Funds VIP Growth	$892	$1,281	$1,689	$2,994
Ivy Funds VIP High Income	$888	$1,269	$1,669	$2,954
Ivy Funds VIP International Growth	$912	$1,341	$1,788	$3,192
Ivy Funds VIP Money Market	$841	$1,127	$1,431	$2,472
Ivy Funds VIP Science & Technology	$911	$1,338	$1,783	$3,182
Ivy Funds VIP Small Cap Growth	$909	$1,322	$1,773	$3,163

→ If you do not surrender or annuitize your policy, you would pay the following expenses:

Investment Division	1 year	3 years	5 years	10 years
Ivy Funds VIP Asset Strategy	$196	$793	$1,409	$3,034
Ivy Funds VIP Balanced	$193	$784	$1,394	$3,004
Ivy Funds VIP Bond	$170	$715	$1,278	$2,772
Ivy Funds VIP Core Equity	$193	$784	$1,394	$3,004
Ivy Funds VIP Growth	$192	$781	$1,389	$2,994
Ivy Funds VIP High Income	$188	$769	$1,369	$2,954
Ivy Funds VIP International Growth	$212	$841	$1,488	$3,192
Ivy Funds VIP Money Market	$141	$627	$1,131	$2,472
Ivy Funds VIP Science & Technology	$211	$838	$1,483	$3,182
Ivy Funds VIP Small Cap Growth	$209	$832	$1,473	$3,163

These examples are not intended to represent past or future expenses. Actual expenses may be greater or less than those shown. The assumed 5% return is purely hypothetical. Actual returns (investment performance) will vary, and may be more or less than 5%.

Taxes

You are generally required to pay taxes on amounts earned in a non-qualified policy only when they are withdrawn. When you take distributions or withdrawals from your policy before your retirement date, taxable earnings generally are considered to be paid out first, followed by your investment in the policy. After the retirement date, annuity payments from non-qualified policies are considered in part a return of your investment so that a portion of each payment is not taxable until your investment in the policy has been recovered.

You are generally required to pay taxes on all amounts withdrawn from a qualified policy because purchase payments were made with before-tax dollars. You are not required to pay taxes on distributions of purchase payments made with after-tax dollars.

Taxable distributions from the policy are taxed as ordinary income. You may owe a 10% Federal tax penalty for distributions or withdrawals taken before age 59 1/2.

Surrender and Partial Withdrawals

You may surrender the policy before the retirement date for its policy value less any withdrawal charge and any premium tax charge.

You may make a partial withdrawal of cash from your policy value. The withdrawal must be at least $250, and the policy value remaining after the withdrawal must be at least $2,000.

Surrenders and withdrawals may be taxable, and if taken before age 59 1/2 then a 10% tax penalty may apply. Surrenders and withdrawals from qualified policies may be severely restricted or prohibited.

You cannot surrender the policy or make a withdrawal after the retirement date.

Withdrawals will negatively affect your policy value and may negatively affect the death benefit and any other policy guarantees.

Death Benefit

The policy provides a death benefit if the annuitant dies before the retirement date. We will pay the death benefit in a lump sum or as a series of annuity payments, as permitted under applicable law.

The death benefit is the greatest of:

(a)	your policy value at the time the death benefit is paid.

(b)	the total purchase payments you have invested in the policy (less any withdrawals you have made and withdrawal charges and transaction charges); or

(c)

the highest of the policy values on the eighth or sixteenth policy anniversaries prior to the policy anniversary nearest the annuitant’s 85th birthday. Purchase payments made after the policy anniversary having the highest policy value will be added to the death benefit. Any amounts withdrawn, withdrawal charges on amounts withdrawn, and transaction charges made since that anniversary will be deducted from the death benefit.

The death benefit under (c) above will not increase on or after the policy anniversary nearest the annuitant’s 85th birthday.

Other Information

Free Look:    You may cancel the policy by returning it in good order either to our home office or to the registered agent who sold it within 10 days after you receive it. When we receive the returned policy, we will cancel it and refund the greater of your policy value or your purchase payments. During this “free look” period, purchase payments that were allocated to any variable investment division are held in the money market investment division. (The “free look” period may be longer in some states.)

Automatic Partial Withdrawals:    You may arrange for automatic partial withdrawals of the same dollar amount to be made every month, three months, six months, or twelve months. Automatic partial withdrawals cannot exceed the free withdrawal amount in any one policy year. Automatic partial withdrawals are not subject to the $250 minimum amount, or to the transaction charge for more than four withdrawals in any one policy year. These withdrawals may be taxable, and you may also incur a 10% Federal tax penalty before age 59 1/2.

Waiver of Withdrawal Charges Rider:    If your policy includes the waiver of withdrawal charges rider, we will waive withdrawal charges under certain conditions if the annuitant (1) becomes confined in a qualified nursing home or qualified hospital or qualified hospice care program; (2) becomes totally disabled; or (3) is diagnosed with a terminal illness. (See your policy for state variations, as certain provisions may be different due to legal requirements.)

Transfers:    Before the retirement date, you may transfer all or part of your policy value among the 11 funding choices. However, you may transfer out of the fixed account only once each policy year. Other restrictions apply, especially to fixed account transfers. We may severely restrict transfers in the future or even revoke the transfer privilege for certain owners. (See “Transfers.”)

After the retirement date, the annuitant may reallocate his or her annuity value among the variable investment divisions or from the variable investment divisions to the fixed account once each policy year. However, after the retirement date, transfers from the fixed account to the variable investment divisions are not permitted.

Dollar Cost Averaging:    Before the retirement date, you may have automatic monthly transfers made from the money market investment division to as many as four of the other variable investment divisions. Certain minimums and other restrictions apply.

Tax-Free “Section 1035” Exchanges:    You can generally exchange one annuity policy for another in a “tax-free exchange” under Section 1035 of the Internal Revenue Code. Before making an exchange, you should compare both annuities carefully. Remember that if you exchange another annuity for the one described in this prospectus, you might have to pay a surrender charge on your old annuity, there will be a new surrender charge period for this contract, other charges may be higher (or lower) and the benefits may be different. You should not exchange another annuity for this one unless you determine, after knowing all the facts, that the exchange is in your best interest and not just better for the person trying to sell you this policy (that person will generally earn a commission if you buy this policy through an exchange or otherwise). If you contemplate such an exchange, you should consult a tax advisor to discuss the potential tax effects of such a transaction.

Financial Information:    Condensed financial information for the variable investment divisions begins at page 36 of this prospectus. Our financial statements, and full financial statements for the variable investment divisions, are in the Statement of Additional Information.

State Variations:    Certain provisions of the policies may be different than the general description in this prospectus, and certain riders and options may not be available, because of legal requirements in your state. See your policy for specific variations since any such state variations will be included in your policy or in riders or endorsements attached to your policy. Contact our home office for additional information that may be applicable to your state.

Inquiries

If you have questions about your policy or need to make changes, contact your financial representative who sold you the policy, or contact us at our home office:

United Investors Life Insurance Company

Variable Products Division

P. O. Box 10287

Birmingham, Alabama 35202-0287

Telephone: (800) 999-0317

The policy is not available in all states. This prospectus does not offer to sell securities in any jurisdiction where they cannot be lawfully sold. You should rely only on the information contained in this prospectus or that we have referred you to. We have not authorized anyone to provide you with information that is different.

NOTE: Because this is a summary, it does not contain all the information that may be important to you. You should read this entire prospectus and the Ivy Funds Variable Insurance Portfolios prospectus carefully before investing. For qualified policies, the requirements of a particular retirement plan, an endorsement to the policy, or limitations or penalties imposed by the Internal Revenue Code may impose limits or restrictions on purchase payments, surrenders, distributions or benefits, or on other provisions of the policy. This prospectus does not describe these limitations or restrictions. (See “Federal Tax Matters.”)

United Investors Life Insurance Company

We were incorporated in the State of Missouri on August 17, 1981, as the successor to a company of the same name established in Missouri on September 27, 1961. We are currently incorporated in the state of Nebraska. We are a stock life insurance company, indirectly owned by Torchmark Corporation, an insurance holding company. Our principal business is selling life insurance and annuity contracts. We are admitted to do business in the District of Columbia and all states except New York. The obligations under the policy are our obligations. Our principal business address is 2001 Third Avenue South, Birmingham, Alabama 35233.

Published Ratings

We may publish (in advertisements, sales literature, and reports to policy owners) the ratings and other information assigned to us by one or more independent insurance industry analysts or rating organizations such as A. M. Best Company, Standard & Poor’s Corporation, and Weiss Research, Inc. These ratings reflect the organization’s current opinion of an insurance company’s financial strength and operating performance in comparison to the norms for the insurance industry; they do not reflect the strength, performance, risk, or safety (or lack thereof) of the variable investment divisions. The claims-paying ability rating as measured by Standard & Poor’s is an opinion of an operating insurance company’s financial capacity to meet its obligations under its outstanding insurance and annuity policies.

United Investors Annuity Variable Account

The variable investment divisions are “sub-accounts” or divisions of the United Investors Annuity Variable Account (the “Variable Account”). We established the Variable Account as a segregated asset account on December 8, 1981 and modified it on January 5, 1987. The Variable Account will receive and invest the purchase payments allocated to the variable investment divisions. Our Variable Account is currently divided into ten investment divisions. Each division invests exclusively in shares of a single portfolio of Ivy Funds Variable Insurance Portfolios. Income, gains and losses arising from the assets of each investment division are credited to or charged against that division without regard to income, gains or losses from any other investment division of the Variable Account or arising out of any other business we may conduct.

The assets in the Variable Account are our property and we are obligated to pay all benefits under the policy. However, the assets allocated to the variable investment divisions that are attributable to the policy values are not chargeable with liabilities arising out of any other business that we may conduct.

The Variable Account is registered with the SEC as a unit investment trust under the Investment Company Act of 1940. It meets the definition of a “separate account” under the Federal securities law. However, the SEC does not supervise the management or investment practices or policies of the Variable Account or us.

We do not guarantee any money you place in the investment divisions. The value of each investment division will increase or decrease, depending on the investment performance of the corresponding portfolio. You could lose some or all of your money.

Ivy Funds Variable Insurance Portfolios

The Variable Account invests in shares of Ivy Funds Variable Insurance Portfolios, a mutual fund with the following separate investment portfolios available to the Variable Account:

1.	Ivy Funds VIP Asset Strategy;
2.	Ivy Funds VIP Balanced;
3.	Ivy Funds VIP Bond;
4.	Ivy Funds VIP Core Equity;
5.	Ivy Funds VIP Growth;
6.	Ivy Funds VIP High Income;
7.	Ivy Funds VIP International Growth;
8.	Ivy Funds VIP Money Market;
9.	Ivy Funds VIP Science and Technology; and
10.	Ivy Funds VIP Small Cap Growth.

The assets of each portfolio of Ivy Funds Variable Insurance Portfolios are separate from the assets of the other portfolios. Thus, each portfolio operates separately, and the income, gains, or losses of one portfolio have no effect on the investment performance of any other portfolio. The investment divisions buy and sell portfolio shares at net asset value. Any dividends and distributions from a portfolio are reinvested at net asset value in shares of that portfolio.

You are responsible for choosing the portfolios, and the amounts allocated to each, that are appropriate for your own individual circumstances and your investment goals, financial situation, and risk tolerance. Since investment risk is borne by you, decisions regarding investment allocations should be carefully considered.

In making your investment selections, we encourage you to thoroughly investigate all of the information regarding the mutual fund portfolios that is available to you, including each fund’s prospectus, statement of additional information and annual and semi/annual reports. Other sources such as the fund’s website or newspapers and financial and other magazines provide more current information, including information about any regulatory actions or investigations relating to a fund. After you select portfolios for your initial premium, you should monitor and periodically re-evaluate your allocations to determine if they are still appropriate.

You bear the risk of any decline in the cash value of your policy resulting from the performance of the portfolios you have chosen.

We do not provide investment advice and we do not recommend or endorse any particular mutual fund portfolios.

The following table summarizes each portfolio’s investment objective(s). There is no assurance that any of the portfolios will achieve their stated objective(s). You can find more detailed information about the portfolios, including a description of risks and expenses, in the Ivy Funds Variable Insurance Portfolios prospectus that accompanies this prospectus. You should read that prospectus carefully and keep it for future reference.

Portfolio	Investment Objective(s) and Certain Policies

Ivy Funds VIP Asset Strategy	Ivy Funds VIP Asset Strategy seeks high total return over the long term. It seeks to achieve its objective by allocating its assets among primarily stocks, bonds and short-term instruments of issuers located around the world.

Portfolio	Investment Objective(s) and Certain Policies

Ivy Funds VIP Balanced	Ivy Funds VIP Balanced seeks, as a primary objective, to provide current income to the extent that, in the opinion of WRIMCO, the Portfolio’s investment manager, market and economic conditions permit. As a secondary objective, the Portfolio seeks long-term appreciation of capital. It invests primarily in a mix of stocks, debt securities and short-term instruments, depending on market conditions.

Ivy Funds VIP Bond	Ivy Funds VIP Bond seeks a reasonable return with emphasis on preservation of capital. It seeks to achieve its objective by investing primarily in domestic, and to a lesser extent, foreign debt securities usually of investment grade.

Ivy Funds VIP Core Equity	Ivy Funds VIP Core Equity seeks capital growth and income. It seeks to achieve its objectives by investing, under normal market conditions, at least 80% of its net assets in equity securities, primarily in common stocks of large cap domestic and foreign companies with dominant market positions in their industries.

Ivy Funds VIP Growth	Ivy Funds VIP Growth seeks capital growth, with current income as a secondary objective. It seeks to achieve its primary objective by investing primarily in a diversified portfolio of common stocks issued by higher-quality, growth-oriented large to mid-cap sized domestic and, to a lesser extent, foreign companies that WRIMCO, the Portfolio’s investment manager, believes have appreciation possibilities.

Ivy Funds VIP High Income	Ivy Funds VIP High Income seeks, as its primary objective, a high level of current income. As a secondary objective, the Portfolio seeks capital growth when consistent with its primary objective. It seeks to achieve its objectives by investing primarily in a diversified portfolio of high-yield, high-risk, fixed-income securities of domestic, and to a lesser extent, foreign issuers, the risks of which are, in the judgment of WRIMCO, the Portfolio’s investment manager, consistent with the Portfolio’s objectives.
Ivy Funds VIP International Growth	Ivy Funds VIP International Growth seeks, as a primary objective, long-term appreciation of capital. As a secondary objective, the Portfolio seeks current income. It seeks to achieve its objectives by investing primarily in common stocks of foreign companies that WRIMCO, the Portfolio’s investment manager, believes have the potential for long-term growth represented by economic expansion within a country or region, and represented by the restructuring and/or privatization of particular industries.

Ivy Funds VIP Money Market*	Ivy Funds VIP Money Market seeks maximum current income consistent with stability of principal. It seeks to achieve its objective by investing in U.S. dollar-denominated, high-quality money market obligations and instruments.

Ivy Funds VIP Science and Technology	Ivy Funds VIP Science and Technology seeks long-term capital growth. It seeks to achieve its objective of growth by concentrating its investments primarily in the equity securities of domestic and foreign science and technology companies.

Ivy Funds VIP Small Cap Growth	Ivy Funds VIP Small Cap Growth seeks growth of capital. It seeks to achieve its objective by investing, under normal market conditions, at least 80% of its net assets in common stocks of small cap domestic and, to a lesser extent, foreign companies.
*	During periods of low market interest rates, the yield of the money market subaccount may be very low or even negative, due to policy charges. There is no assurance that the Ivy Funds VIP Money Market portfolio will maintain a stable net asset value per share.

We may add new portfolios, delete any of the current portfolios, or substitute new portfolios for the current ones. See the Statement of Additional Information.

In addition to the Variable Account, Ivy Funds Variable Insurance Portfolios may sell shares to other separate investment accounts established by other insurance companies to support variable annuity contracts and variable life insurance policies or qualified retirement plans, or to certain pension and retirement plans qualifying under Section 401 of the Internal Revenue Code. It is possible that, in the future, material conflicts could arise as a result of such “mixed and shared” investing. For more information about the risks associated with the use of the same funding vehicle for both variable annuity and variable life insurance contracts of various insurance companies, see the Ivy Funds Variable Insurance Portfolios prospectus.

These mutual fund portfolios are not available for purchase directly by the general public, and are not the same as other mutual fund portfolios with very similar or nearly identical names that are sold directly to the public. However, the investment objectives and policies of certain portfolios available under the policy are very similar to the investment objectives and policies of other portfolios that are or may be managed by the same investment advisor. Nevertheless, the investment performance and results of the portfolios available under the policy may be lower, or higher, than the investment results of such other (publicly available) portfolios. There can be no assurance, and no representation is made, that the investment results of any of the portfolios available under the policy will be comparable to the investment results of any other mutual fund portfolio, even if the other portfolio has the same investment advisor and the same investment objectives and policies, and a very similar name.

Fund Management

Waddell & Reed Investment Management Company, the manager of Ivy Funds Variable Insurance Portfolios, provides investment advisory services to its portfolios. The manager is a wholly-owned indirect subsidiary of Waddell & Reed Financial, Inc., a publicly held company.

Fixed Account

The funding choice guaranteeing your principal and a minimum fixed rate of interest is called the “fixed account.” It is not registered under the Securities Act of 1933, and it is not registered as an investment company under the Investment Company Act of 1940. Accordingly, neither the fixed account nor any interests therein are subject to the provisions or restrictions of these Federal securities laws, and the disclosure regarding the fixed account has not been reviewed by the staff of the SEC.

The fixed account is a part of our general account, which includes all of our assets other than those in any separate account. We guarantee that we will credit interest at a rate of not less than 4% per year to investment amounts allocated to the fixed account. We may credit interest at a rate in excess of 4% per year, but any excess interest credited will be determined in our sole discretion. The policy owner assumes the risk that interest credited to the fixed account may not exceed 4% per year. The fixed account may not be available in all states.

As the policy owner, you determine the allocation of policy value to the fixed account. Before the retirement date, you may transfer all or part of the values held in the fixed account to one or more of the variable investment divisions once per policy year. After the retirement date, transfers out of the fixed account are not allowed. After the retirement date, values in the variable investment divisions may be transferred to the fixed account only once per policy year. (See “Transfers.”)

The Policy

The policy is a deferred variable annuity. Your rights and benefits as owner of the policy are described below and in the policy. However, we reserve the right to modify the policy to comply with any law or regulation, or to give you the benefit of any law or regulation, where permitted by state law.

State Variations

Certain provisions of the policies may be different than the general description in this prospectus, and certain riders and options may not be available, because of legal requirements in your state. See your policy for specific variations since any such state variations will be included in your policy or in riders or endorsements attached to your policy. Contact our home office for additional information that may be applicable to your state.

Issuance of a Policy

You will note that some of the following procedures speak to marketing of the policy. As previously discussed, the policy is no longer being actively marketed, although you can still make additional purchase payments if you own a policy.

If you wish to purchase a policy, you must complete an application and send it and the initial purchase payment in good order to our home office. We will generally accept your application if it conforms to our requirements, but we reserve the right to reject any application or purchase payment at our home office. If the application can be accepted in the form received, the initial purchase payments will be applied within two business days after the latter of receipt of the application or receipt of the initial purchase payment. If the initial purchase payment cannot be applied within five business days after receipt because the application is incomplete, we will contact you with an explanation for the delay. Your initial purchase payment will be returned at that time unless you let us hold it and apply it as soon as the remaining application requirements are met. Both you (the policy owner) and the annuitant (if different) must be less than 85 1/2 years old when you purchase a policy. The policy will only become effective when we accept your application.

There may be delays in our receipt of applications that are outside of our control because of the failure of the financial representative who sold you the policy to forward the application to us promptly, or because of delays in determining that the policy is suitable for you. Any such delays will affect when your policy can be issued and when your purchase payment is allocated among the variable investment divisions and the fixed account.

You should note that Federal laws designed to combat terrorism and prevent money laundering by criminals may require Us to collect certain information about you in order to verify your identity. We may collect such information before issuing a policy, accepting a premium, paying a withdrawal, and at certain other times. See “Delay or Suspension of Payments” on page 23.

Replacement of Existing Annuity.    It may not be in your best interest to surrender or exchange existing annuity contracts in connection with the purchase of the policy. You should compare your existing annuity and the policy carefully. You should not replace your existing annuity unless you determine that the policy is better for you. You may have to pay a surrender charge on your existing annuity and the policy will impose a new surrender charge period. You should talk to your financial professional or tax advisor to make sure the exchange will be tax-free. If, instead of a tax-free exchange, you surrender your existing annuity for cash and then buy the new policy, you may have to pay a tax, including possibly a penalty tax, on the surrender. The issuance of the policy may be delayed if we have not received an initial premium from your existing insurance company.

Purchase Payments

The initial purchase payment for non-qualified policies must be at least $5,000. For qualified policies, the initial purchase payment must be at least $1,200. As an exception for qualified policies, if purchase payments will be made by means of a bank draft authorization or a group payment method approved in advance by us, we will accept installments of $100 per month for the first year.

Additional purchase payments for non-qualified policies may be in amounts of $100 or more. For qualified policies, additional purchase payments may be made in amounts of $50 or more.

If you make no purchase payments during a 24-month period and your previous purchase payments total less than $2,000, we have the right to cancel your policy by paying you the policy value in a lump sum, after a 30-day notice, unless during that time you make an additional purchase payment.

We do not authorize electronic payment of premiums/deposits for variable products because such payments are processed in a separate facility in a different state from those for variable products. Therefore, in the event that you arrange for such a payment on a variable product along with an electronic payment for a traditional, fixed insurance product we issue, you will bear the risk of our not receiving the payment for the variable product in a timely fashion, if at all. Such payments will not be deemed received and will not be applied or processed unless and until they are received in good order in the variable products department.

Allocation of Purchase Payments

You determine in the application how the initial purchase payment will be allocated among the variable investment divisions and the fixed account. You may use any whole percentage to allocate your purchase payments, from 0% to 100%.

Between the date that we receive the initial purchase payment and your policy’s effective date, we will credit interest on the purchase payment as if it were invested in the money market investment division. Then, for seventeen days after your policy’s effective date:

(a)	the portion of the initial purchase payment to be allocated to any of the variable investment divisions (plus any accrued interest) will be allocated to the money market investment division; and

(b)	the portion of the initial purchase payment to be allocated to the fixed account (plus any accrued interest) will be credited with interest as if it were invested in the money market investment division.

Any additional purchase payments we receive prior to the seventeenth day after your policy’s effective date will be treated the same way. At the end of this period, your policy value will be transferred to the variable investment divisions and the fixed account in accordance with your allocation instructions. If the seventeenth day is not a business day, then we will make this transfer on the next business day thereafter. (The seventeen-day period is intended to cover the 10-day “free look” period, plus 7 days for processing and policy delivery.) This period may be longer than seventeen days in some states.

If we receive an additional purchase payment at our home office on or after the seventeenth day after your policy’s effective date, we will allocate the purchase payment among the funding choices according to your instructions. These will be the allocations you specify in the application, or new instructions you provide.

All instructions for allocations must be received in good order. Certain portfolios have similar names. It is important that you state or write the full name of the portfolio to which and/or from which you wish to direct your allocation when you submit an allocation request. Failure to do so may result in a delay of the requested allocation amount.

Your policy value will vary with the investment performance of the variable investment divisions you select. You bear the entire risk for amounts allocated to the variable investment divisions. You should periodically review your allocations of policy value in light of all relevant factors, including market conditions and your overall financial planning requirements.

Processing Your Policy Transactions: “Good Order” Requirements

We cannot process your requests for transactions relating to the policy until we have received the requests in good order at our home office. “Good order” means the actual receipt of the requested transaction in writing, along with all information and supporting legal documentation necessary to effect the transaction. This information and documentation generally includes, to the extent applicable to the transaction, a policy number, the transaction amount (in dollars), the names of and allocations to and/or from the variable investment divisions affected by the requested transaction, the signatures of all policy owners, exactly as registered on the policy, social security number or taxpayer I.D., spousal consent, and any other information or supporting documentation that we may require. With respect to premiums paid, “good order” also generally includes receipt of sufficient funds by us to effect the purchase. We may, in our sole discretion, determine whether any particular transaction request is in good order, and we reserve the right to change or waive any good order requirements at any time.

Policy Value

Your policy value prior to the retirement date is equal to:

(a)	your variable account value; plus

(b)	your fixed account value.

Variable Account Value.    Your variable account value is not guaranteed. It equals the sum of the values of the variable investment divisions under the policy. The variable account value will reflect both the positive and negative investment performance of the variable investment divisions chosen by you in the policy application. The value of each variable investment division is calculated on each business day. Business days generally are Monday through Friday, except holidays when the New York Stock Exchange or United Investors’ home office is closed.

On your policy’s effective date, your variable account value is equal to the portion of the initial purchase payment allocated to the variable investment divisions (plus any accrued interest from the date we received the initial purchase payment to the policy’s effective date). On any business day thereafter, the value of each variable investment division under your policy equals:

(a)	the value of the investment division at the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time) on the previous business day, increased or decreased by its investment experience and daily charge; plus

(b)	the amount of any purchase payments allocated to the investment division since the previous business day; plus

(c)	the amount of any transfers into the investment division since the previous business day; minus

(d)	the amount of any withdrawals (including any withdrawal charge or transaction charge) from the investment division since the previous business day; minus

(e)	the amount of any transfers out of the investment division since the previous business day; minus

(f)	the portion of any annual deduction allocated to the investment division since the previous business day; minus

(g)	the portion of any deduction for premium taxes allocated to the investment division since the previous business day.

Deductions (f) and (g) will be made from each investment division in the same proportion that the value of the investment division bears to your entire policy value.

Fixed Account Value.    At the end of any business day, your fixed account value is equal to:

(a)	the sum of all purchase payments allocated to the fixed account; plus

(b)	any amounts transferred into the fixed account; plus

(c)	total interest credited; less

(d)	any amounts transferred out of the fixed account; less

(e)	the portion of any withdrawals, withdrawal charges, and transaction charges allocated to the fixed account; less

(f)	the portion of the annual deduction and premium taxes which is allocated to the fixed account.

Surrender and Partial Withdrawals

Withdrawals.    You generally may make a partial withdrawal from your policy value prior to the retirement date. You must send a written request in good order to our home office in a form acceptable to us. Withdrawal requests must be signed by the owner and joint owner (if any) to be considered in good order. Requests should also include tax withholding instructions. If no tax withholding election is made, we will process the request and withhold taxes. A partial withdrawal must be for at least $250 (except for automatic partial withdrawals), and your remaining policy value must be at least $2,000 after a partial withdrawal. If your policy value would be less than $2,000, we will treat the request for a partial withdrawal as a request for complete surrender of your policy. We will ordinarily pay a withdrawal within seven days of receipt of your written request (unless the check for your purchase payment has not yet cleared your bank). We may defer payment of any amounts from the fixed account for up to six months. If we defer payment for more than 30 days, we will pay interest on the amount deferred at a rate not less than 4% per year.

You can specify that the partial withdrawal should be made from a particular funding choice (or choices). If you do not specify this, then the partial withdrawal will be made from the funding choices in the same proportions that their values bear to your total policy value.

You may request up to four withdrawals per policy year without a transaction charge. If you request more than these four withdrawals, there will be a $20 transaction charge for each additional withdrawal during that policy year (except for automatic partial withdrawals). Also, withdrawal charges of up to 8% may apply to withdrawal amounts in a policy year that exceed the free withdrawal amount. (See “Withdrawal Charge” and “Transaction Charge.”) Any transaction charge or withdrawal charge will be deducted from your remaining policy value, or from the amount paid if your remaining policy value is insufficient. No withdrawals may be made after the retirement date.

Partial withdrawals may be subject to a 10% Federal tax penalty and to income tax. Withdrawals may be restricted under qualified policies. (See “Federal Tax Matters.”)

Automatic Partial Withdrawals.    You may also establish automatic partial withdrawals by submitting a one-time written request, in good order, to our home office. These automatic partial withdrawals of a fixed dollar amount may be requested on a monthly, quarterly, semi-annual or annual basis. The maximum amount of automatic partial withdrawals in any one policy year is the free withdrawal amount. Automatic partial withdrawals are only available before the retirement date. They are not subject to the $250 minimum, and the $20 transaction charge does not apply.

Automatic partial withdrawals are subject to all the other policy provisions and terms. If an additional withdrawal is made from a policy participating in automatic partial withdrawals, the automatic partial withdrawals will terminate automatically and may be resumed only on or after the next policy anniversary.

Automatic partial withdrawals may be subject to a 10% Federal tax penalty and to income tax. (See “Federal Tax Matters.”)

Surrender.    You may surrender your policy for its policy value, less any withdrawal charge and premium taxes, as calculated at the end of the business day when we receive your request in writing, in good order, at our home office. (The withdrawal charge, described below, is only applicable if a surrender or annuitization occurs in the first eight policy years following receipt of a purchase payment.) A surrender will ordinarily be paid within seven days of receipt of your written request at our home office in good order (unless the check for a purchase payment has not yet cleared your bank). Your policy will terminate as of the date we receive (at our home office) your written request for surrender in good order. Surrenders are generally taxable transactions, and may be subject to a 10% Federal tax penalty. Surrenders may be restricted under qualified policies. (See “Federal Tax Matters.”) No surrender may be made after the retirement date. Written requests for surrender must be signed by the owner and joint owner (if any) and must also include tax withholding instructions to be considered in good order. If no tax withholding instructions are received, we will process the request and withhold taxes. Surrenders are final. Once the policy is surrendered, whether outright or as part of an intended tax-free exchange, it may not be reinstated.

Restrictions Under the Texas ORP and Section 403(b) Plans.    The Texas Educational Code does not permit participants in the Texas Optional Retirement Program (“ORP”) to withdraw or surrender their interest in a variable annuity contract issued under the ORP except upon:

(a)	termination of employment in the Texas public institutions of higher education;

(b)	retirement; or

(c)	death.

Accordingly, a participant in the ORP (or the participant’s estate if the participant has died) will be required to obtain a certificate of termination from the employer or a certificate of death before the account can be redeemed.

Similar restrictions apply to variable annuity contracts used as funding vehicles for Section 403(b) retirement plans. Section 403(b) of the Internal Revenue Code provides for tax-deferred retirement savings plans for employees of certain non-profit and educational organizations. As required by Section 403(b), any policy used for a Section 403(b) plan will prohibit distributions of:

(a)	elective contributions made in years beginning after December 31, 1988;

(b)	earnings on those contributions; and

(c)	earnings on amounts attributable to elective contributions held as of the end of the last year beginning before January 1, 1989.

However, distributions of such amounts will be allowed upon:

(a)	death of the employee;

(b)	reaching age 59 1/2;

(c)	severance from employment;

(d)	disability; or

(e)	financial hardship (except that income attributable to elective contributions may not be distributed in the case of hardship).

For policies issued after 2008, amounts attributable to nonelective contributions may be subject to distribution restrictions specified in the employer’s section 403(b) plan.

If your policy was issued pursuant to a 403(b) plan, we generally are required to confirm, with your 403(b) plan sponsor or otherwise, that withdrawals, surrenders or transfers you request comply with applicable tax requirements and to decline requests that are not in compliance. We will defer such payments you request until all information required under the tax law has been received. By requesting a surrender or transfer, you consent to the sharing of confidential information about you, the policy, and transactions under the policy and any other 403(b) contracts or accounts you have under the 403(b) plan among us, your employer or plan sponsor, any plan administrator or recordkeeper, and other product providers.

Restrictions Under Other Qualified Policies.    Other restrictions on surrenders or with respect to the election, commencement, or distributions of benefits may apply under qualified policies or under the terms of the plans for which qualified policies are issued. (See “Federal Tax Matters.”)

Transfers

Transfers of Policy Values.    You may transfer all or part of your variable account value out of a variable investment division (to one or more of the other variable investment divisions or to the fixed account) at any time before the retirement date, except as described below. You may transfer all or a part of your fixed account value to one or more of the variable investment divisions once per policy year before the retirement date.

You may make 12 transfers in a policy year. Transferring from one variable investment division into two or more other variable investment divisions counts as one transfer request. However, transferring from two variable investment divisions into one variable investment division counts as two transfer requests. Transfers from the fixed account are counted in the same manner. If a transfer is made out of the fixed account, then no transfer into the fixed account may be made for six months from the transfer date.

Any amount transferred must be at least:

(a)	$500; or

(b)	the total value of the variable investment division or fixed account, if less.

In addition, any amount transferred from the fixed account to a variable investment division may not exceed the greater of:

(a)	25% of the prior policy anniversary’s fixed account value; or

(b)	the amount of the prior policy year’s transfer.

Transfers of Annuity Units.    You are not allowed to transfer value from the fixed account to the variable investment divisions after the retirement date. The annuitant may transfer values among the variable investment divisions or from the variable investment divisions to the fixed account once per policy year after the retirement date.

Transfer Procedures.    Transfers may be made by written requests satisfactory to us or by calling us if we have your written authorization for telephone transfers on file. You may also request transfers by FAX (see below). A transfer will take effect on the date we receive the request in good order at our home office if it is received by 4:00 p.m. Eastern time on a business day; otherwise it will take effect on the following business day. We may, however, defer transfers under the same conditions that we may delay paying proceeds. (See “Delay or Suspension of Payments” for details.) We reserve the right to modify, restrict, suspend or eliminate the transfer privileges, including telephone transfer privileges, at any time, for any reason.

Telephone Transactions.    If we allow telephone requests and your written authorization is on file, we will employ reasonable procedures to determine that telephone transactions are genuine. These procedures may include requiring callers to identify themselves and the policy owner or others (e.g., beneficiary) by name, social security number, date of birth, or other identifying information. Telephone requests may not always be available. Telephone systems can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may prevent or delay our receipt of your request. If you experience problems, you should make your transfer request in writing. There are risks associated with telephone transactions that don’t occur if a written request is submitted. Anyone authorizing or making telephone requests bears those risks. We will not be liable for any liability or losses resulting from unauthorized or allegedly unauthorized telephone requests that we believe are genuine. We may record telephone requests.

Notice for Facsimile (FAX) Transactions.    You may submit written requests to us by FAX for financial service transactions, such as transfers, withdrawals or other policy changes. FAX requests received at one of the following two numbers prior to 4 p.m. Eastern Time on a business day, in good order with proper signatures and withholding instructions (if applicable), will be processed on the date of receipt. FAX requests sent to any other number will be processed as of the end of the business day (usually 4:00 p.m. Eastern Time) they are actually received in good order in the Variable Products Division, which may be later than the date sent.

Send FAX Requests to:

Variable Products Division

*FAX Number: 205-325-2092

(Or 205-325-4378, if busy)

There are risks associated with FAX transactions and you bear these risks. We are not responsible for any losses or liabilities resulting from unauthorized or allegedly unauthorized FAX transactions that we believe are genuine. FAX correspondence and transactions requests may not always be available. FAX systems can experience outages or slowdowns for a variety of reasons, including weather, power failures, mechanical problems, or simply a large volume of transactions, and those outages or slowdowns may prevent or delay our receipt of your request.

Effects of Frequent Transfers. Frequent, large, programmed, or short-term transfers among the variable investment divisions or between the variable investment divisions and the fixed account (“Harmful Trading”) can cause risks with adverse effects for other policy owners (and beneficiaries). These risks and harmful effects include: (1) dilution of the interests of long-term investors in a variable investment division if transfers into the division are made at unit values that are below the true value or transfers out of the variable investment division are made at unit values higher than the true value (some “market timers” attempt to do this through methods known as “time-zone arbitrage” and “liquidity arbitrage”); (2) an adverse effect on portfolio management, such as causing the portfolio to maintain a higher level of cash than would otherwise be the case, or causing a portfolio to liquidate investments prematurely (or otherwise at an inopportune time) in order to pay withdrawals; and (3) increased brokerage and administrative expenses.

In addition, because other insurance companies and/or retirement plans may invest in the portfolios, the risk exists that the portfolios may suffer harm from frequent, programmed, large, or short-term transfers among variable investment divisions of variable contracts issued by other insurance companies or among investment options available to retirement plan participants.

Transfer Limitations.    Due to the potential adverse consequences to policy owners of Harmful Trading practices, we discourage such activity. The policies are first and foremost annuity policies, designed for retirement or other long-term financial planning and not for market timers or others using programmed, large or frequent transfers. The policies provide for a limit of twelve free transfers per policy year to help deter such Harmful Trading and should not be purchased by individuals or organizations intending to engage in Harmful Trading practices.

We have policies and procedures that attempt to detect transfer activity that may adversely affect other policy owners or shareholders of the mutual fund portfolios available as funding choices under the policy (the “underlying funds”). We employ various means to try to detect such transfer activity, such as periodically examining the number of transfers into and out of particular variable investment divisions by owners in given periods of time and/or investigating transfer activity identified by us on a case-by-case basis. (We do not consider automatic dollar cost averaging when reviewing transfer activity.) We may revise these policies and procedures at our sole discretion at any time without prior notice. However, any such revision will not change our overall goal of detecting and discouraging Harmful Trading. Our application of our policies, procedures and limits is and will be administered consistently as to all policy owners, without special exemption, waiver or exception.

Our ability to detect such transfer activity may be limited by operational or technological systems, and we may not be able to predict strategies employed by policy owners to avoid detection. Accordingly, there is no

*	After June 25, 2010, FAX Requests should be sent to: FAX Number: 469-525-4805 or, if busy, to 469-525-4806 assurance that we will prevent all Harmful Trading activity. In addition, we cannot guarantee that the underlying funds will not be harmed by transfer activity related to other insurance companies and/or retirement plans that may invest in the underlying funds.

The detection and deterrence of Harmful Trading activity involves judgments that are inherently subjective. Therefore, we retain discretion to best apply our policies and procedures, according to our own judgment, in an attempt to protect policy owners from the negative effects of Harmful Trading. We use the available restrictions at our disposal, as outlined below, with the overall goal of protecting against Harmful Trading, while allowing our policy owners the flexibility to manage their investments with us in a way that does not harm other policy owners.

We have not detected any market timing or other harmful transfer activity in our variable investment divisions. However, we do have specific policies and procedures for deterring or halting such activity that will result in certain restrictions being applied to registered representatives and/or owner(s) found to be engaging in market-timing activities. If we impose any restrictions on an owner’s transfer activity we will first notify the registered representative, broker-dealer, and the owner by written correspondence of the suspected market timing or harmful transfer activity.

Restrictions that we may impose include:

•	monitoring all transfer activity for a period of one year from the time of the suspected market timing or harmful transfer activity.

•	limiting the frequency or number of transfers made in a given time period;

•	limiting the dollar amount that may be transferred at any one time;

•	charging a transfer fee of $25 per transfer or collecting a redemption fee if assessed by an underlying fund;

•	for Fax or telephone transfer requests, also requiring that a manually signed, written request for transfers be sent to us by U.S. mail;

•	for multiple transactions, requiring that each transfer be made by a separate communication, in a separate envelope and delivered separately;

•	denying a transfer request from an authorized third party acting on behalf of an owner or multiple owners; and

•

imposing other limitations and modifications where we determine that exercise of the transfer privilege may create a disadvantage to other owners (including, but not limited to, imposing a minimum time period between each transfer.)

While all of the listed available restrictions, or any combination thereof, may not be applied to each owner or representative in every case, they will be applied in such a manner as to further and enforce our overall policy of discouraging and attempting to detect and deter Harmful Trading.

We may reverse, within 2 business days after a transaction, any transaction inadvertently processed in contravention of such restrictions or any transaction that is rejected by a fund. A policy owner whose transaction is reversed in accordance with this provision will bear any gain or loss resulting from reversal, so that other policy owners will not be adversely affected.

You should know that we have entered into a written agreement, as required by SEC regulation, with the fund or its principal underwriter that obligates us to provide to the fund, promptly upon request, certain information about the trading activity of individual policy owners and to execute instructions from the fund to restrict or prohibit further purchases or transfers by specific policy owners who violate the market timing policies established by the fund.

In accordance with applicable law, we reserve the right to modify or terminate the transfer privilege at any time. We also reserve the right to defer or restrict the transfer privilege at any time that we are unable to purchase or redeem shares of any of the underlying funds, including any refusal or restriction on purchases or redemptions of their shares as a result of their own policies and procedures on market timing activities. You should read the prospectuses for the underlying funds for more details.

Dollar Cost Averaging

Before the retirement date, you may authorize automatic transfers of a fixed dollar amount from the money market division to as many as four of the other variable investment divisions. Automatic transfers will be made monthly on the day of the month you select. (If that day of the month does not fall on a business day, then transfers will be made on the next following business day.) Transfers will be made at the unit values determined on the date of each transfer.

The minimum automatic transfer amount is $100. If the transfer is to be made into more than one variable investment division, a minimum of $25 must be transferred into each other variable investment division selected.

Participation in the automatic transfer program does not guarantee a greater profit, nor does it protect against loss in declining markets. You should consider your ability to continue the program through all market conditions. Automatic dollar cost averaging transfers will not be counted as transfers for purposes of the 12-transfer limit specified in “Transfers” above.

Death Benefit

The policy pays a death benefit to the beneficiary (or beneficiaries) named in the policy if the annuitant dies before the retirement date while the policy is in force (unless the annuitant is also an owner; see below). The death benefit is only payable on the death of the annuitant. No death benefit is payable on the death of the owner, if different from the annuitant. The death benefit is the greatest of:

(a)	the policy value;

(b)	the total purchase payments made, less any amounts withdrawn, less any withdrawal charges on the amounts withdrawn, and less any transaction charges; or

(c)

the highest of the policy values on the eighth or sixteenth policy anniversaries prior to the policy anniversary nearest the annuitant’s 85th birthday. Purchase payments made after the policy anniversary having the highest policy value will be added to the death benefit. Any amounts withdrawn, withdrawal charges on amounts withdrawn, and transaction charges made since that anniversary will be deducted from the death benefit.

The death benefit under (c) above will not increase on or after the policy anniversary nearest the annuitant’s 85th birthday.

Upon receiving due proof of death and any other documents, forms and information we need, we will pay the death benefit proceeds to the beneficiary (or beneficiaries) in a lump sum or under one of the annuity payment methods, subject to the “Required Distributions” rules discussed below. (See “Annuity Payments.”) However, we will not compute the amount of the death benefit until the date it is paid, and we cannot pay the death benefit until we receive (i) due proof of death, (ii) instructions on how to pay it (that is, as a lump sum or applied under one of the annuity payment methods) and (iii) any other documents, forms and information we need. When there are multiple beneficiaries, we will pay the death benefit only after we have received instructions in good order from all of the beneficiaries.

If the annuitant or the owner dies after the retirement date, the amount payable, if any, will be as provided in the annuity payment method then in effect.

If the annuitant dies before the retirement date and the annuitant is also the owner or a joint owner of the policy, then special rules (governing distribution of death benefit proceeds in the event of the death of an owner) shall apply. (See “Required Distributions” below.)

The beneficiary named in the policy will not always have a right to the death benefits even if the annuitant or owner dies. If there is a surviving joint owner at the annuitant’s death, and the surviving joint owner continues the policy in accordance with the required distributions rules, then the beneficiary named in the policy will not receive the death benefit proceeds. If, upon death of any owner, the owner’s designated beneficiary elects to continue the policy in accordance with the required distributions rules, then the beneficiary named in the policy does not have a right to receive the death benefit proceeds.

As far as permitted by law, the proceeds under the policy will not be subject to any claim of the beneficiary’s creditors.

Payment of the death benefit is subject to our financial strength and claims-paying ability.

Required Distributions

In order to be treated as an annuity contract for Federal income tax purposes, the Internal Revenue Code requires any non-qualified policy to provide that:

(a)	if any owner dies before the retirement date, then the entire interest in the policy will be distributed within five years after the date of that owner’s death; and

(b)	if any owner dies on or after the retirement date but before the time the entire interest in the policy has been distributed, then the remaining portion of such interest will be distributed at least as rapidly as under the method of distribution being used as of the date of that owner’s death.

These requirements will be considered satisfied as to any portion of the owner’s interest that is payable as annuity payments, beginning within one year of that owner’s death, that will be made over the life of the owner’s designated beneficiary or over a period not extending beyond his life expectancy.

If any owner dies before the retirement date, then ownership of the policy passes to the owner’s designated beneficiary, who then has the right to the death benefit. If the policy has joint owners and one owner dies, then the owner’s designated beneficiary is the joint owner. If there is no joint owner and the owner dies, then the owner’s designated beneficiary is the beneficiary named in the policy.

If the owner or joint owner is not a natural person, then the death of the annuitant will be treated as the death of an owner.

If the owner’s designated beneficiary is the surviving spouse of the owner, then the policy may be continued with the surviving spouse as the new owner and no distributions will be required. The right of a spouse to continue the policy and all policy provisions relating to spousal continuation are available only to a person who meets the definition of “spouse” under Federal law. The Federal Defense of Marriage Act currently does not recognize same-sex marriages or civil unions, even those which are permitted under individual state laws. Therefore the spousal continuation provisions of this policy will not be available to such partners or same sex marriage spouses. Consult a tax advisor for more information on this subject.

If an annuitant is an owner or joint owner and that annuitant dies before the retirement date, and if the owner’s designated beneficiary does not elect to receive the death benefit in a lump sum at that time, then we will increase the policy value so that it equals the death benefit amount, if that is higher than the policy value. This would occur if the owner’s designated beneficiary:

(a)	elects to delay receipt of the proceeds for up to five years from the date of the annuitant/owner’s death;

(b)	is the deceased owner’s spouse and elects to continue the policy; or

(c)	elects to receive the proceeds as annuity payments, as described above.

Any such increase in the policy value would be paid by us. We will allocate it to the variable investment divisions and the fixed account in proportion to the pre-existing policy value, unless instructed otherwise.

The non-qualified policies contain provisions which are intended to comply with the requirements of the Internal Revenue Code. However, no regulations interpreting these requirements have been issued. We intend to review such provisions and modify them if necessary to assure that they comply with the applicable requirements when clarified by regulation or otherwise.

Other rules may apply to qualified policies.

“Free Look” Period

If for any reason you are not satisfied with the policy, you may return it to us within 10 days after you receive it. If you cancel the policy within this 10-day “free look” period, we will refund the greater of the policy value or the purchase payment that was paid, and the policy will be void from its effective date. To cancel the policy, we generally require that you mail or deliver it either to our home office or to the registered agent who sold it within 10 days after you receive it. (See “Allocation of Purchase Payments.”) The “free look” period may be longer than 10 days where required by state law.

Delay or Suspension of Payments

We will normally pay a surrender or any withdrawal within seven days after we receive your written request in good order at our home office. However, payment of any amount from the Variable Account may be delayed or suspended whenever:

(a)	the New York Stock Exchange is closed other than customary weekend and holiday closing, or trading on the New York Exchange is restricted as determined by the U.S. Securities and Exchange Commission;

(b)	the U.S. Securities and Exchange Commission by order permits postponement for the protection of policyholders; or

(c)	an emergency exists, as determined by the Commission, as a result of which disposal of the securities held in the investment divisions is not reasonably practicable or it is not reasonably practicable to determine the value of the Variable Account’s net assets.

Payment of any amounts from the fixed account may be deferred for up to six months from the date of the request to surrender. If payment is deferred for more than 30 days, we will pay interest on the amount deferred at a rate not less than the guaranteed minimum interest rate.

Payments under the policy of any amounts derived from purchase payments paid by check may be delayed until such time as the check has cleared your bank.

Federal law designed to counter terrorism and prevent money laundering by criminals might in certain circumstances require us to reject a purchase payment and/or ‘freeze’ or block your policy. If these laws apply in a particular situation, we would not be allowed to process any request for withdrawals, surrenders, or death benefits, make transfers, or continue making annuity payments. If a policy is frozen, the policy value would be moved to a special segregated interest bearing account and held in that account until we receive instructions from the appropriate Federal regulator. We may also be required to provide information about you and your policy to government agencies and departments.

Charges and Deductions

We do not deduct any charges from a purchase payment (except for a charge for any premium taxes). However, there is a sales charge of 8.5% of each purchase payment, deducted in 10 equal installments from the policy value over the first ten policy anniversaries following the date the purchase payment is received. In addition, certain other charges are deducted to compensate us for providing the insurance benefits set forth in the policy, for administering and distributing the policy, for any applicable taxes, and for assuming certain risks in connection with the policy. These charges are described below.

Annual Deduction

On each policy anniversary, we deduct two charges from your policy value. One is for sales expenses and one is an annual policy fee for administrative expenses. These deductions will be made from the variable investment divisions and the fixed account in the same proportion that their values bear to the total policy value.

Sales Charge. We deduct a sales charge of 0.85% of each purchase payment on each of the first ten policy anniversaries following the receipt of the purchase payment. (As noted above, this would result in a sales charge of 8.5% of each purchase payment.) The sales charge partially compensates us for certain sales and other distribution expenses, including agent sales commissions, the cost of printing prospectuses and sales literature, advertising and other marketing and sales promotional activities.

Annual Policy Fee. We deduct an annual policy fee of $50 from each policy, for administering the policy. These expenses include costs of maintaining records, processing death benefit claims, surrenders, transfers and policy changes, providing reports to policy owners, and overhead costs. We guarantee not to increase this charge during the life of the policy. Before the retirement date, this charge is deducted on each policy anniversary. After the retirement date, this charge is deducted pro rata from each annuity payment.

Withdrawal Charge

We may deduct a withdrawal charge if you:

(a)	make partial withdrawals under the policy;

(b)	surrender the policy; or

(c)	annuitize the policy.

The withdrawal charge is a percent of the purchase payments deemed to be included in the withdrawal (in the case of a partial withdrawal) or the total purchase payments (in the case of a surrender or annuitizing), as specified in the following table of withdrawal charge rates:

Number of Policy Anniversaries since receipt of Purchase Payment:	0	1	2	3	4	5	6	7	8+
Withdrawal Charge (% of Purchase Payment):	8%	7%	6%	5%	4%	3%	2%	1%	none

There is a “free withdrawal amount” that can be withdrawn each policy year without a withdrawal charge. The free withdrawal amount in a policy year is the greater of (a) or (b) below, less any free withdrawals already made during that policy year, where:

(a)	is 10% of cumulative purchase payments; and

(b)	is 10% of policy value at the time of withdrawal.

Amounts withdrawn in excess of the free withdrawal amount may be subject to the withdrawal charge.

The withdrawal charge is determined by multiplying each purchase payment deemed included in the withdrawal by the applicable withdrawal charge rate specified in the table above.

For purposes of calculating the withdrawal charge:

(a)	the oldest purchase payments will be treated as the first withdrawn, newer purchase payments next, and appreciation (earnings), if any, last;

(b)	amounts withdrawn up to the free withdrawal amount will not be considered a withdrawal of purchase payments; and

(c)	if the surrender value is withdrawn or applied under an annuity payment method, the withdrawal charge will apply to all purchase payments not previously assessed with a withdrawal charge, including those purchase payments which have not been previously assessed a withdrawal charge due to the free withdrawal amount.

For example, assume an $80,000 initial purchase payment is made, and by the fourth policy year the policy value is $100,000. A free withdrawal is made for $10,000 that incurs no withdrawal charge. If a full surrender is made later that year, since the $10,000 free withdrawal was not considered a withdrawal of the $80,000 initial purchase payment, the full withdrawal charge of $4,000 (5% withdrawal charge x $80,000 initial purchase payment) is deducted from the remaining policy value.

As shown above, the withdrawal charge percentage varies, depending on the “age” of the purchase payments included in the withdrawal—that is, the number of policy years since the purchase payment was paid. A withdrawal charge of 8% applies to purchase payments withdrawn that are less than 1 year old. Thereafter the withdrawal charge rate decreases by one percentage point each policy year. Amounts representing purchase payments that are at least 8 years old may be withdrawn without charge.

We will deduct the withdrawal charge from the remaining policy value, or from the amount paid if there is not enough value remaining. The withdrawal charge partially compensates us for sales expenses, including agent sales commissions, the cost of printing prospectuses and sales literature, advertising, and other marketing and sales promotional activities.

The amounts we receive from the withdrawal charge, along with the sales charge, may not be sufficient to cover distribution expenses. We expect to recover any deficiency from our general assets (which include amounts derived from the mortality and expense risk charge, as described below).

Waiver of Withdrawal Charges Rider

In most states we waive the withdrawal charges described above if the annuitant becomes confined to a nursing home or hospital, or enrolled in a hospice care program; or is diagnosed as terminally ill or totally disabled, provided that certain conditions for each provision are met.

Confinement Provision.    The conditions for waiver of withdrawal charges for confinement include:

(a)	the policy was in force at least one year at the time the confinement began;

(b)	the annuitant was age 75 or younger on the policy date;

(c)	the annuitant has been continuously confined to a “Nursing Home,” “Hospital,” or “Hospice Care Program” for at least 60 days;

(d)	such confinement was recommended by a “Physician” due to an injury, sickness or disease; and

(e)	written notice and satisfactory proof of confinement are received at our home office no later than 90 days after confinement ends.

Terminal Illness Provision.    The conditions for waiver of withdrawal charges for terminal illness include:

(a)	the diagnosis of terminal illness was made by a “Physician” on or after the effective date of this policy and rider;

(b)	written notice and satisfactory proof of the annuitant’s terminal illness are received at our home office within 90 days of the date of diagnosis; and

(c)	there is reasonable medical certainty that the death of the annuitant from a non-correctable medical condition will occur within 12 months from the date of the Physician’s statement.

Total Disability Provision.    The conditions for waiver of withdrawal charges for total disability include:

(a)	written notice and proof of total disability are received at our home office before the withdrawal;

(b)	the total disability has existed continuously for at least six months;

(c)	the policy and rider are in force at the time total disability began; and

(d)	the policy anniversary coinciding with or next following the annuitant’s 60th birthday has not passed at the time total disability began.

We will waive only the withdrawal charges which are applicable to purchase payments received before the first confinement began, or before the date of diagnosis of terminal illness or total disability. Waiver of withdrawal charges is subject to all of the conditions and provisions of the policy and rider. (See your policy.) There is no charge for this rider. Also, the rider may not be available in all states.

Mortality and Expense Risk Charge

We deduct a daily charge from the variable investment divisions at an effective annual rate of 0.90% of their average daily net assets. This charge compensates us for assuming certain mortality and expense risks. No mortality and expense risk charge is deducted from the fixed account. We may realize a profit from this charge and may use any profit for any purpose, including paying distribution expenses. However, the level of this charge is guaranteed for the life of the policy and may not be increased. We will continue to deduct this charge after the retirement date.

The mortality risk we bear arises in part from our obligation to make monthly annuity payments regardless of how long all annuitants or any individual may live. These payments are guaranteed in accordance with the annuity tables and other provisions contained in the policy. This assures you that neither the longevity of the annuitant, nor an unanticipated improvement in general life expectancy, will have any adverse effect on the monthly annuity payments the annuitant will receive under the policy. Our obligation therefore relieves the annuitant from the risk that he or she will outlive the funds accumulated for retirement. The mortality risk also arises in part because of the risk that the death benefit may be greater than the policy value. We also assume the risk that other expense charges may be insufficient to cover the actual expenses we incur.

Transaction Charge

You may make up to four withdrawals per policy year without a transaction charge. After the fourth withdrawal in a policy year, a $20 transaction charge will apply to each additional withdrawal. We will deduct this charge from the remaining policy value, or from the amount paid if there is not enough value remaining. The $20 transaction charge does not apply to automatic partial withdrawals.

Premium Taxes

We will deduct a charge for any premium taxes we incur. Depending on state and local law, premium taxes can be incurred when you make a purchase payment, when policy value is withdrawn or surrendered, or when annuity payments start. (The state premium tax rates currently range from 0% to 4.00%. Some local governments charge additional premium taxes.)

Federal Taxes

Currently no charge is made for Federal income taxes that may be attributable to the Variable Account. We may, however, make such a charge in the future. Charges for other taxes, if any, attributable to the Variable Account may also be made. (See “Federal Tax Matters.”)

Fund Expenses

The value of the assets of the variable investment divisions will reflect the investment management fee and other expenses incurred by the corresponding portfolios of Ivy Funds Variable Insurance Portfolios. (See “Summary—Fee Tables.”)

Older Policies

For some older policies—issued before May 1, 1992 (or later in some states)—a sales charge of 6% is deducted from any purchase payment after the initial purchase payment. However, for such additional purchase payments, the 8.5% sales charge (otherwise deducted in ten annual installments) does not apply and there is no withdrawal charge for such payments.

Certain of these older policies may be amended to eliminate the 6% sales charge deducted from additional purchase payments, replacing it with a sales charge of 8.5% spread over ten annual installments. These changes might be made by restating the entire policy with its original effective date and other data. (See your policy.)

Reduction in Charges for Certain Groups

We may reduce or eliminate the sales, administrative, or withdrawal charges on policies that have been sold to:

(a)	our employees and sales representatives, or those of our affiliates or distributors of the policy;

(b)	our customers or distributors of the policies who are transferring existing policy values to another United Investors policy, or, at our request, to another investment;

(c)	individuals or groups when sales of the policy result in savings of sales or administrative expenses; or

(d)	individuals or groups where purchase payments are paid through an approved group payment method and where the size and type of the group results in savings of administrative expenses.

We will not reduce or eliminate the sales, administrative, or withdrawal charges where such reduction or elimination will unfairly discriminate against any person.

Annuity Payments

Election of Annuity Payment Method

As the policy owner, you have the sole right to elect an annuity payment method in the application. You can also change that election, during the lifetime of the annuitant and before the retirement date, by written request any time at least 30 days before the retirement date. We may require the exchange of the policy for a contract covering the method selected.

Retirement Date

Ordinarily, the first annuity payment will be made as of the retirement date. You select the retirement date in the application for the policy. You may change the retirement date by giving us written notice in good order at least 30 days before the old retirement date (and at least 30 days before the new retirement date).

A retirement date must be the first day of any calendar month. It must also be at least 30 days after the policy’s effective date.

If the retirement date occurs during the first eight policy years after receipt of a purchase payment, a withdrawal charge will apply. (See “Withdrawal Charge.”)

Annuity Payment Methods

The policy value as of 14 days before the retirement date (less any premium taxes and withdrawal charges) may be applied to annuity payments. They can be fixed annuity payments, variable annuity payments, or a combination of both.

Fixed annuity payments provide guaranteed annuity payments which remain fixed in amount throughout the payment period. Variable annuity payments vary with the investment experience of the variable investment divisions. The dollar amount of variable annuity payments after the first is not fixed.

Annuity payment methods currently include:

Life Annuity with No Guaranteed Period	This method provides monthly annuity payments during the lifetime of the annuitant. No payment will be made after the death of the annuitant. Only one payment will be made under this method if the annuitant dies before the second payment is due; only two payments will be made if the annuitant dies before the third payment is due; and so forth.
Joint Life Annuity Continuing to the Survivor	This method provides monthly annuity payments during the lifetime of the annuitant and a joint annuitant. Payments will continue to the survivor for the survivor’s remaining lifetime. Only one payment or very few payments will be made under this method if the annuitant and joint annuitant both die before or shortly after payments begin.
Life Annuity with 120 or 240 Monthly Payments Guaranteed	This method provides monthly annuity payments during the lifetime of the annuitant. A guaranteed period of 120 or 240 months (10 or 20 years) may be chosen. If the annuitant dies prior to the end of this guaranteed period, monthly annuity payments will be made to the beneficiary until the end of the guaranteed period.

Other annuity payment methods are currently available with our written consent.

If you have not selected an annuity payment method on the retirement date, we will make monthly annuity payments during the lifetime of the annuitant with 120 monthly payments guaranteed. Unless you instruct us otherwise before the retirement date, we will use your variable account value to make variable annuity payments (in accordance with the allocation of your account value among the investment divisions) and we will use your fixed account value to make fixed annuity payments.

The amount of each annuity payment under the methods described above will depend on the sex and age of the annuitant (or annuitants) at the time the first payment is due. The annuity payments may be more or less than the total purchase payments, and more or less than the policy value, because:

(a)	variable annuity payments vary with the investment experience of the underlying portfolios of Ivy Funds Variable Insurance Portfolios and you therefore bear the investment risk under variable annuity payments; and

(b)	annuitants may die before the actuarially predicted date of death.

Therefore, the dollar amount of annuity payments cannot be predicted. The method of computing the annuity payments is described in more detail in the Statement of Additional Information.

The duration of the annuity payment guarantee will affect the dollar amount of each payment. For example, payments guaranteed for 20 years will be less than payments guaranteed for 10 years.

Whether variable annuity payments decrease, increase, or remain level depends on whether the net investment performance is worse than the “assumed investment rate,” better than that rate, or equal to that rate. The assumed investment rate is 4.0% per year. The dollar amount of the variable annuity payments will decrease if the actual net investment experience of the variable investment division(s) you select is less than the assumed investment rate. The dollar amount of the variable annuity payments will increase if the actual net investment experience exceeds the assumed investment rate. The dollar amount of the variable annuity payments will stay the same if the actual net investment experience equals the assumed investment rate.

Fixed annuity payment amounts will be based on our fixed annuity payment rates in effect on the retirement date. These rates are guaranteed not to be less than payments based on the 1971 Individual Annuity Mortality Table (set back two years) with interest at 4.0%. The two-year setback results in lower annuity payments than if no setback is used.

If the net amount to be applied to an annuity payment method is less than $3,000, we have the right to pay such amount in one sum. Also, if any payment would be less than $50, we have the right to reduce the frequency of payment to an interval that will result in payments of at least $50.

After the retirement date, the policy value may not be withdrawn, nor may the policy be surrendered. The annuitant will be entitled to exercise any voting rights and to reallocate the value of his or her interest in the variable investment divisions. (See “Voting Rights” and “Transfers.”)

The policies offered by this prospectus contain life annuity tables that provide for different benefit payments to men and women of the same age, although they provide for unisex tables where requested and required by law. Nevertheless, in accordance with the U.S. Supreme Court’s decision in Arizona Governing Committee v. Norris, in certain employment-related situations, annuity tables that do not vary on the basis of sex must be used. Accordingly, if the policy will be used in connection with an employment-related retirement or benefit plan, you should give consideration, in consultation with your legal counsel, to the impact of Norris on any such plan before making any contributions under these policies.

Confirmation of Elections

We will attempt to contact you in writing at least sixty days before the annuity benefit date to confirm your election of the date and the payment option. Should we not be able to contact you and obtain such a confirmation, the policy will not be annuitized on the annuity benefit date, and no annuity payments will begin at that time. In such a case, the policies may become subject to any applicable unclaimed property laws in your state.

Distribution of the Policies

Comerica Securities, Inc., 201 W. Fort Street, Detroit, Michigan 48226, is the principal underwriter of the policies issued pursuant to applications received by us on or after February 1, 2010. Comerica Securities, Inc. is a corporation organized under the laws of the state of Michigan. The underwriter is registered as a broker-dealer under the Securities and Exchange Act of 1934, and is a member of the Financial Industry Regulatory Authority. The underwriter may enter into written sales agreements with various broker-dealers. A commission may be paid to broker-dealers or registered representatives in connection with the policies.

To the extent permitted by FINRA rules, promotional incentives or payments may also be provided to broker-dealers based on sales volumes, the assumption of wholesaling functions or other sales-related criteria. Other payments may be made for other services that do not directly involve the sale of contracts. These services may include the recruitment and training of personnel, production of promotional literature, and similar services.

We intend to recoup commissions and other sales expenses primarily, but not exclusively, through:

•	The withdrawal charge;

•	the mortality and expense risk charge;

•	the administrative charge; and

•	investment earnings on amounts allocated under policies to the fixed account.

Commissions paid on the contract, including other incentives or payments, are not directly charged to the contract owners or the Variable Account.

Federal Tax Matters

The following discussion is general and is not intended as tax advice.

We do not intend to address the tax consequences resulting from all situations in which a person may be entitled to or may receive a distribution under a policy. Any person concerned about these tax implications should consult a competent tax advisor before initiating any transaction. This discussion is based upon our understanding of the present Federal income tax laws as they are currently interpreted by the Internal Revenue Service. We have not assessed the likelihood of the continuation of the present Federal income tax laws or of their current interpretation by the Internal Revenue Service. Moreover, we have not attempted to consider any applicable state or other tax laws.

The policy may be purchased on a non-tax-qualified basis (“non-qualified policy”) or as a qualified policy. Qualified policies are designed for use with retirement plans entitled to special income tax treatment under the Internal Revenue Code of 1986, as amended (the “Code”).

Possible Changes in Taxation.    Although the likelihood of legislative change is uncertain, there is always the possibility that the tax treatment of the policy could change by legislation or other means (such as U.S.

Treasury Department regulations, Internal Revenue Service revenue rulings, and judicial decisions). It is possible that any change could be retroactive (that is, effective prior to the date of the change). You should consult a tax advisor regarding such developments and their effect on the policy.

Taxation of Annuities in General.    The following discussion assumes that the policy will qualify as an annuity contract for Federal income tax purposes. The Statement of Additional Information and “Required Distributions” (at page 22 of this prospectus) describe the requirements necessary to qualify.

Section 72 of the Code governs taxation of annuities in general. Amounts taxable under an annuity policy are treated as ordinary income.

An annuity owner who is a natural person generally is not taxed on increases in the value of a policy until distribution occurs. Distribution could be either in the form of a lump sum received by withdrawing all or part of the cash value (i.e., surrender or partial withdrawal) or in the form of annuity payments under the annuity payment method elected. For this purpose, the assignment, pledge, or agreement to assign or pledge any portion of the policy value generally will be treated as a distribution. The taxable portion of a distribution (in the form of a lump sum payment or annuity payments) is taxed as ordinary income.

An owner of any deferred annuity contract who is not a natural person generally must include in income any increase in the excess of the policy value over the owner’s “investment in the contract” during the taxable year. However, there are some exceptions to this rule, and you may wish to discuss these with your tax advisor.

The following discussion applies to policies owned by natural persons.

Withdrawals.    In the case of a withdrawal under a qualified policy, a ratable portion of the amount received is taxable, generally based on the ratio of the “investment in the contract” to the total policy value. The “investment in the contract” generally equals the portion, if any, of purchase payments paid with after-tax dollars (that is, purchase payments that were not excluded from the individual’s gross income). For qualified policies, the “investment in the contract” can be zero. Special rules may apply to a withdrawal from a qualified policy.

Generally, in the case of a partial withdrawal under a non-qualified policy before the retirement date, amounts received are first treated as taxable income to the extent that the policy value immediately before the withdrawal exceeds the “investment in the contract” at that time. Any additional amount withdrawn is not taxable.

In the case of a full surrender under a non-qualified policy, the amount received generally will be taxable to the extent it exceeds the “investment in the contract.”

Annuity Payments.    Although the tax consequences may vary depending on the annuity payment method elected under the policy, generally only the portion of the annuity payment that represents the amount by which the policy value exceeds the “investment in the contract” will be taxed.

•	For variable annuity payments, in general the taxable portion of each annuity payment (prior to recovery of the “investment in the contract”) is determined by a formula which establishes a specific non-taxable dollar amount of each annuity payment. This dollar amount is determined by dividing the “investment in the contract” by the total number of expected annuity payments.

•	For fixed annuity payments, in general there is no tax on the portion of each annuity payment which reflects the ratio that the “investment in the contract” bears to the total expected value of annuity payments for the term of the payments; however, the remainder of each annuity payment is taxable.

In all cases, after the “investment in the contract” is recovered, the full amount of any additional annuity payments is taxable.

Penalty Tax.    In the case of a distribution from a non-qualified policy, there may be imposed a Federal penalty tax equal to 10% of the amount treated as taxable income. In general, however, there is no penalty tax on distributions:

(a)	made on or after the taxpayer attains age 59 1/2;

(b)	made as a result of an owner’s death or attributable to the taxpayer’s disability; or

(c)	received in substantially equal periodic payments as a life annuity.

Other exceptions may be applicable under certain circumstances and special rules may be applicable in connection with the exceptions enumerated above. Also, a similar penalty tax and additional exceptions apply to distributions from a qualified policy. You should consult a tax advisor with regard to exceptions from the penalty tax.

Aggregation of Contracts.    All non-qualified deferred annuities entered into after October 21, 1988 that we (or our affiliates) issued to the same owner during any calendar year are treated as one annuity contract for purposes of determining the amount includable in gross income under Section 72(e) of the Code. In addition, there may be other situations in which the U.S. Treasury Department may (under its authority to issue regulations or otherwise) conclude that it would be appropriate to aggregate two or more annuity contracts purchased by the same owner. Accordingly, you should consult a competent tax advisor before purchasing more than one annuity contract.

Transfers and Assignments.    A transfer or assignment of ownership of a policy, the selection of certain retirement dates, or designation of an annuitant, payee or other beneficiary who is not also the owner, may result in certain tax consequences to the policy owner that are not discussed herein. If you are contemplating any such transfer, assignment or designation, you should contact a competent tax advisor with respect to the potential tax effects of such transaction.

Death Benefits.    Amounts may be distributed from a policy because of the death of a policy owner or an annuitant. Generally, such amounts are includable in the income of the recipient as follows:

(a)	if distributed in a lump sum, they are taxed in the same manner as a full surrender of the policy, as described above; or

(b)	if distributed under an annuity payment method, they are taxed in the same manner as annuity payments, as described above.

Withholding.    Annuity distributions are generally subject to withholding for the recipient’s Federal income tax liability. Recipients can generally elect by written request, however, not to have tax withheld from distributions. Taxable “eligible rollover distributions” from Section 401(a), 403(a), 403(b), or governmental 457(b) plans are subject to a mandatory Federal income tax withholding of 20%. An eligible rollover distribution is any distribution from such a plan, except certain distributions such as distributions required by the Code, distributions in a specified annuity form, and hardship distributions. The 20% withholding does not apply, however, to nontaxable distributions or if (i) the employee (or employee’s spouse or former spouse as beneficiary or alternate payee) chooses a “direct rollover” from the plan to a tax-qualified plan, IRA, Roth IRA or tax sheltered annuity or to a governmental 457 plan that agrees to separately account for rollover contributions; or (ii) a non-spouse beneficiary chooses a “direct rollover” from the plan to an IRA established by the direct rollover.

Qualified Policies.    The tax rules applicable to a qualified policy vary according to the type of plan and the terms and conditions of the plan. The following events may cause adverse tax consequences:

(a)	contributions in excess of specified limits;

(b)	distributions prior to age 59 1/ 2 (subject to certain exceptions);

(c)	distributions that do not conform to specified commencement and minimum distribution rules; and

(d)	other circumstances specified in the Code.

We make no attempt to provide more than general information about the use of the policy with the various types of retirement plans. The terms and conditions of the retirement plans may limit the rights otherwise available to you under a qualified policy. You are responsible for determining that contributions, distributions and other transactions with respect to the qualified policy comply with applicable law. If you are purchasing an annuity contract for use with any qualified retirement plan, you should consult your legal counsel and tax advisor regarding the suitability of the annuity contract.

Required Distributions.    For qualified plans under Sections 401(a), 403(a), and 403(b), the Code requires that distributions generally must begin by the later of April 1 of the calendar year following the calendar year in which the policy owner (or plan participant): (a) reaches age 70 1/2; or (b) retires. Distributions must be made in a specified form and manner. If the participant is a “5 percent owner” (as defined in the Code), distributions generally must begin no later than April 1 of the calendar year following the calendar year in which the policy owner (or plan participant) reaches age 70 1/2. For Individual Retirement Annuities (IRAs) described in Section 408 of the Code, distributions generally must begin no later than April 1 of the calendar year following the calendar year in which the policy owner (or plan participant) reaches age 70 1/2. Pursuant to special legislation, required minimum distributions for the 2009 tax year generally are not required, and 2009 distributions that otherwise would be required minimum distributions may be eligible for rollover.

Corporate Pension and Profit-Sharing Plans.    Section 401(a) of the Code permits employers to establish various types of retirement plans for employees, and permits self-employed individuals to establish retirement plans for themselves and their employees. Adverse tax or other legal consequences to the plan, to the participant or to both may result if this policy is purchased by a Section 401(a) plan and later assigned or transferred to any individual. The policy includes a death benefit that in some cases may exceed the greater of purchase payments or policy value. The death benefit could be characterized as an incidental benefit, the amount of which is limited in any pension or profit-sharing plan. Because the death benefit may exceed this limitation, employers using the policy in connection with such plans should consult their tax advisor.

Section 403(b) Plans.    Under Code Section 403(b), public school systems and certain tax-exempt organizations may purchase annuity contracts for their employees. Generally, payments to Section 403(b) annuity contracts will be excluded from the gross income of the employee, subject to certain limitations. However, these payments may be subject to FICA (Social Security) taxes. The policy includes a death benefit that in some cases may exceed the greater of purchase payments or policy value. The death benefit could be characterized as an incidental benefit, the amount of which is limited in any tax-sheltered annuity under Section 403(b). Because the death benefit may exceed this limitation, employers using the policy in connection with such plans should consult their tax advisor. Under Section 403(b) annuity contracts, the following amounts may only be distributed upon death of the employee, attainment of age 59 1/2, separation from service, disability, or financial hardship:

(a)	elective contributions made in years beginning after December 31, 1988;

(b)	earnings on those contributions; and

(c)	earnings in such years on amounts held as of the last year beginning before January 1, 1989.

In addition, income attributable to elective contributions may not be distributed in the case of hardship. For policies issued after 2008, amounts attributable to nonelective contributions may be subject to distribution restrictions specified in the employer’s section 403(b) plan. We are generally required to confirm, with your 403(b) plan sponsor or otherwise, that withdrawals comply with applicable tax requirements and to decline requests that are not in compliance.

Individual Retirement Annuities.    Section 408 of the Code limits the amount which may be contributed to an IRA each year to the lesser of a specified annual amount or 100% of the compensation includable in the policy owner’s adjusted gross income for the year. These contributions may be deductible in whole or in part depending on the individual’s income. The limit on the amount contributed to an IRA does not apply to distributions from certain other types of qualified plans that are “rolled over” on a tax-deferred basis into an IRA. Amounts in the IRA (other than non-deductible contributions) are taxed when distributed from the IRA. Distributions prior to age 59 1/2 (unless certain exceptions apply) are subject to a 10% penalty tax. The Internal Revenue Service has not addressed in a ruling of general applicability whether a death benefit provision such as the provision in the policy meets IRA qualification requirements.

Roth IRAs.    Section 408A of the Code permits certain eligible individuals to contribute to a Roth IRA. Contributions to a Roth IRA, which are subject to certain limitations, are not deductible and must be made in cash or as a rollover or transfer from another Roth IRA or other IRA. A rollover from or conversion of an IRA to a Roth IRA may be subject to tax. A special rule permits taxation of Roth IRA conversions made during the 2010 tax year to be split between 2011 and 2012. You should consult a tax advisor before combining any converted amounts with any other Roth IRA contributions, including any other conversion amounts from other tax years. Distributions from a Roth IRA generally are not taxed, except that—once aggregate distributions exceed contributions to the Roth IRA—income tax and a 10% penalty tax may apply to distributions made:

(a)	before age 59 1/2 (subject to certain exceptions); or

(b)	during the five taxable years starting with the year in which the first contribution is made to any Roth IRA.

A 10% penalty tax may apply to a conversion from an IRA if a distribution is made during the five taxable years beginning in the year in which the conversion occurred.

No distribution from a Roth IRA is required at any time before the policy owner’s death.

Federal Estate Taxes.    While no attempt is being made to discuss the Federal estate tax implications of the policy, a purchaser should keep in mind that the value of an annuity contract owned by a decedent and payable to a beneficiary by virtue of surviving the decedent is included in the decedent’s gross estate. Depending on the terms of the annuity contract, the value of the annuity included in the gross estate may be the value of the lump sum payment payable to the designated beneficiary or the actuarial value of the payments to be received by the beneficiary. Consult an estate planning advisor for more information.

Generation-skipping transfer tax.    Under certain circumstances, the Code may impose a “generation skipping transfer tax” when all or part of an annuity contract is transferred to, or a death benefit is paid to, an individual two or more generations younger than the contract owner. Regulations issued under the Code may require us to deduct the tax from your policy, or from any applicable payment, and pay it directly to the IRS.

Estate, Gift and Generation-Skipping Transfer Taxes in 2010.    In 2001, Congress enacted the Economic Growth and Tax Relief Reconciliation Act of 2001 (“EGTRRA”), which eliminated the estate tax (but not the gift tax) and replaced it with a carryover basis income tax regime for estates of decedents dying in 2010, and also eliminated the generation-skipping transfer tax for transfers made in 2010. Beginning in 2011, however, EGTRRA allowed the estate, gift and generation-skipping transfer taxes to return to their pre-EGTRRA form. Moreover, it is possible that Congress may enact legislation reinstating the estate and generation-skipping transfer taxes for 2010, possibly on a retroactive basis. The uncertainty as to future estate, gift and generation-skipping transfer taxes underscores the importance of seeking guidance from a qualified advisor to help ensure that your estate plan adequately addresses your needs and that of your beneficiaries under all possible scenarios.

Medicare Tax.    Beginning in 2013, distributions from non-qualified annuity policies will be considered “investment income” for purposes of the newly enacted Medicare tax on investment income. Thus, in certain circumstances, a 3.8% tax may be applied to some or all of the taxable portion of distributions (e.g. earnings) to individuals whose income exceeds certain threshold amounts ($200,000 for filing single, $250,000 for married filing jointly and $125,000 for married filing separately.) Please consult a tax advisor for more information.

Annuity purchases by residents of Puerto Rico.    In Rev. Rul. 2004-75, 2004-31 I.R.B. 109, the Internal Revenue Service recently announced that income received by residents of Puerto Rico under life insurance or annuity contracts issued by a Puerto Rico branch of a United States life insurance company is U.S.-source income that is generally subject to United States Federal income tax.

Annuity purchases by nonresident aliens and foreign corporations.    The discussion above provides general information regarding U.S. federal income tax consequences to annuity purchasers that are U.S. citizens or residents. Purchasers that are not U.S. citizens or residents will generally be subject to U.S. federal withholding tax on taxable distributions from annuity contracts at a 30% rate, unless a lower treaty rate applies. In addition, purchasers may be subject to state and/or municipal taxes and taxes that may be imposed by the purchaser’s country of citizenship or residence. Prospective purchasers are advised to consult with a qualified tax adviser regarding U.S. state, and foreign taxation with respect to an annuity contract purchase.

All Policies.    As noted above, the foregoing comments about the Federal tax consequences under the policy are not exhaustive, and special rules apply to other tax situations not discussed in this prospectus. Further, the Federal tax consequences discussed herein reflect our understanding of current law, and the law may change. Federal estate tax and state and local estate, inheritance and other tax consequences of ownership or receipt of distributions under a policy depend on the individual circumstances of each policy owner or recipient of a distribution. A competent tax advisor should be consulted for further information.

Voting Rights

To the extent required by law, we will vote shares of Ivy Funds Variable Insurance Portfolios held by the Variable Account according to instructions received from persons having voting interests in those variable investment divisions. If, however, the 1940 Act or any regulation thereunder should be amended or if the present interpretation thereof should change, or if we determine that we are allowed to vote the Ivy Funds Variable Insurance Portfolios shares in our own right, we may elect to do so. Ivy Funds Variable Insurance Portfolios does not hold regular annual shareholder meetings.

The number of votes that you may direct to us to cast will be calculated separately for each variable investment division. We will determine that number by applying your percentage interest, if any, in a particular variable investment division to the total number of votes attributable to that variable investment division. Before the retirement date, you hold a voting interest in each variable investment division to which policy value is allocated. After the retirement date, the person receiving variable annuity payments has the voting interest. After the retirement date, the votes attributable to a policy decrease as the value of the variable investment divisions under your policy decrease with each variable annuity payment. In determining the number of votes, fractional shares will be recognized.

The number of votes for a portfolio which are available will be determined as of the record date established by Ivy Funds Variable Insurance Portfolios. Voting instructions will be solicited by written communication prior to such meeting in accordance with procedures established by Ivy Funds Variable Insurance Portfolios.

Portfolio shares attributable to the policies for which no timely instructions are received will be voted in proportion to the voting instructions which are received with respect to all Advantage II policies participating in the variable investment division. Voting instructions to abstain on any item to be voted upon will be applied on a pro rata basis to reduce the votes eligible to be cast.

Each person having a voting interest in a variable investment division will receive proxy material, reports and other materials relating to the appropriate portfolio of Ivy Funds Variable Insurance Portfolios.

Legal Proceedings

United Investors, like other life insurance companies, may be involved in lawsuits, including class action lawsuits. In some class action and other lawsuits involving insurers, substantial damages have been sought and/or material settlement payments have been made. Although the outcome of any litigation cannot be predicted with certainty, United Investors believes that, as of the date of this prospectus, there are no pending or threatened lawsuits that will have a materially adverse impact on the Variable Account, on the ability of Comerica Securities, Inc. to perform under its principal underwriting agreement, or the ability of United Investors to meet its obligations under the policy.

Financial Statements

Our financial statements and the financial statements of the Variable Account are contained in the Statement of Additional Information. Our financial statements should be distinguished from the Variable Account’s financial statements and you should consider our financial statements only as bearing upon our ability to meet our obligations under the policies. For a free copy of these financial statements and/or the Statement of Additional Information, please call or write to us at our home office.

Condensed Financial Information

The following table gives “per unit” information about the financial history of each variable investment division for the last ten years. This information should be read in conjunction with the Variable Account’s financial statements (including the notes thereto) included in the Statement of Additional Information.

ACCUMULATION UNIT VALUES

Investment Division:	Ivy Funds VIP Money Market	Ivy Funds VIP Bond	Ivy Funds VIP High Income	Ivy Funds VIP Growth	Ivy Funds VIP Core Equity	Ivy Funds VIP Inter- national Growth	Ivy Funds VIP Small Cap Growth	Ivy Funds VIP Balanced	Ivy Funds VIP Asset Strategy	Ivy Funds VIP Science and Technology
January 1, 2000	1.718	2.275	2.615	7.374	3.570	3.047	3.665	1.855	1.600	4.553
December 31, 2000	1.803	2.477	2.340	7.412	3.867	2.305	3.184	1.970	1.939	3.558
January 1, 2001	1.803	2.477	2.340	7.412	3.867	2.305	3.184	1.970	1.939	3.558
December 31, 2001	1.852	2.638	2.532	6.292	3.260	1.776	3.095	1.837	1.730	3.106
January 1, 2002	1.852	2.638	2.532	6.292	3.260	1.776	3.095	1.837	1.730	3.106
December 31, 2002	1.856	2.849	2.458	4.907	2.532	1.441	2.398	1.667	1.771	2.339
January 1, 2003	1.856	2.849	2.458	4.907	2.532	1.441	2.398	1.667	1.771	2.339
December 31, 2003	1.849	2.942	2.917	5.985	2.943	1.783	3.228	1.968	1.957	3.025
January 1, 2004	1.849	2.942	2.917	5.985	2.943	1.783	3.228	1.968	1.957	3.025
December 31, 2004	1.845	3.029	3.177	6.128	3.196	2.015	3.656	2.124	2.197	3.485
January 1, 2005	1.845	3.029	3.177	6.128	3.196	2.015	3.656	2.124	2.197	3.485
December 31, 2005	1.875	3.050	3.228	6.755	3.453	2.326	4.090	2.211	2.706	4.050
January 1, 2006	1.875	3.050	3.228	6.755	3.453	2.326	4.090	2.211	2.706	4.050
December 31, 2006	1.938	3.151	3.528	7.033	4.004	2.789	4.259	2.437	3.223	4.330
January 1, 2007	1.938	3.151	5.528	7.033	4.004	2.789	4.259	2.437	3.223	4.330
December 31, 2007	2.010	3.300	3.632	8.769	4.524	3.353	4.791	2.746	4.603	5.337
January 1, 2008	2.010	3.300	3.632	8.769	4.524	3.353	4.791	2.746	4.603	5.337
December 31, 2008	2.013	3.283	2.810	5.531	2.921	1.920	2.884	2.148	3.383	3.491
January 1, 2009	2.013	3.283	2.810	5.531	2.921	1.920	2.884	2.148	3.383	3.491
December 31, 2009	2.037	3.485	4.083	6.974	3.595	2.417	3.856	2.412	4.195	4.985

ACCUMULATION UNITS OUTSTANDING

Investment Division:	Ivy Funds VIP Money Market	Ivy Funds VIP Bond	Ivy Funds VIP High Income	Ivy Funds VIP Growth	Ivy Funds VIP Core Equity	Ivy Funds VIP Inter- national Growth	Ivy Funds VIP Small Cap Growth	Ivy Funds VIP Balanced	Ivy Funds VIP Asset Strategy	Ivy Funds VIP Science and Technology
December 31, 2000	23,546,612	43,554,529	39,891,059	154,488,656	254,460,264	102,977,619	94,865,750	67,530,795	20,438,129	69,472,286
December 31, 2001	26,705,427	34,332,677	27,062,127	105,629,807	179,198,695	71,120,895	70,773,996	50,871,186	20,251,480	51,074,761
December 31, 2002	26,962,483	34,213,228	21,935,304	77,735,484	132,186,663	53,467,888	54,531,571	41,494,392	21,689,739	39,026,878
December 31, 2003	12,349,135	25,993,403	19,876,552	65,026,176	107,559,404	43,547,685	47,637,635	37,204,739	22,121,427	34,109,477
December 31, 2004	7,948,630	19,817,399	17,147,998	55,710,891	90,709,029	36,986,011	40,544,095	33,239,648	21,008,820	29,978,985
December 31, 2005	7,164,720	17,354,525	14,876,785	47,739,903	77,827,207	33,273,464	35,048,619	28,733,101	23,627,956	26,350,308
December 31, 2006	5,761,009	15,007,533	13,139,755	40,105,286	65,683,581	29,786,955	28,533,390	24,039,768	26,370,013	21,847,985
December 31, 2007	6,490,834	13,825,938	10,680,019	31,052,456	50,886,939	23,768,595	21,258,315	18,470,575	22,916,970	16,520,470
December 31, 2008	7,943,987	11,783,572	7,934,918	23,780,650	38,716,377	17,749,508	15,919,214	13,454,074	18,171,194	12,468,421
December 31, 2009	5,744,366	9,916,823	6,771,870	19,261,280	31,268,862	14,459,535	13,046,940	10,216,310	15,082,570	10,573,230

Statement of Additional Information Table of Contents

A Statement of Additional Information is available which contains more details concerning the subjects discussed in this prospectus. The following is the table of contents for the Statement of Additional Information:

The Policy	3
Accumulation Units	3
Annuity Units	3
Net Investment Factor	3
Determination of Annuity Payments	4
Fixed Annuity Payments	4
Variable Annuity Payments	4
The Contract	5
Misstatement of Age or Sex	5
Annual Report	5
Non-Participation	5
Ownership	5
Beneficiary	6
Change of Owner or Beneficiary	6
Assignment	6
Incontestability	6
Evidence of Survival	6
Federal Tax Matters	6
Taxation of United Investors	6
Tax Status of the Policies	7
Required Distributions	7
Addition, Deletion or Substitution of Investments	7
Distribution of the Policy	8
Safekeeping of Variable Account Assets	8
State Regulation	8
Records and Reports	9
Legal Matters	9
Experts	9
Potential Conflicts of Interest	9
Other Information	10
Financial Statements	10

UNITED INVESTORS ANNUITY VARIABLE ACCOUNT

UNITED INVESTORS LIFE INSURANCE COMPANY

Variable Products Division

P.O. Box 10287

Birmingham, Alabama 35202-0287

Telephone: (800) 999-0317

STATEMENT OF ADDITIONAL INFORMATION

This Statement of Additional Information expands upon subjects discussed in the current Prospectus for the Advantage IIsm Deferred Variable Annuity Policy (the “Policy”) offered by United Investors Life Insurance Company. You may obtain a copy of the Prospectus dated May 1, 2010, by writing or calling us at our address or phone number above. Terms used in the current Prospectus for the Policy are incorporated in this Statement.

THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS AND SHOULD BE READ ONLY IN CONJUNCTION WITH THE PROSPECTUS FOR THE POLICY.

Dated: May 1, 2010

The Policy

As a supplement to the description in the Prospectus, the following provides additional information about the Policy.

Accumulation Units

An Accumulation Unit is an accounting unit used prior to the Retirement Date to calculate the Variable Account Value. The portion of a Net Purchase Payment that you allocate to an Investment Division of the Variable Account is credited as Accumulation Units in that Investment Division. Similarly, the value that you transfer to an Investment Division of the Variable Account is credited as Accumulation Units in that Investment Division. The number of Accumulation Units to credit is found by dividing (1) the dollar amount allocated to the Investment Division by (2) the Investment Division’s appropriate Accumulation Unit Value for the Valuation Period in which we received the Purchase Payment or transfer request. In the case of the initial Purchase Payment, we will credit Accumulation Units for that Purchase Payment at the end of the Valuation Period during which the portion of the Net Purchase Payment to be allocated to the Investment Divisions of the Variable Account is allocated to the Money Market Investment Division. In the case of an additional Purchase Payment or transfer, we will credit Accumulation Units for the portion of the Net Purchase Payment or transfer to be allocated to the Investment Divisions of the Variable Account at the end of the Valuation Period during which the Purchase Payment or transfer request is received in good order.

The value of an Accumulation Unit for each Investment Division was initially arbitrarily set at $1 when the first investments were bought. The value for any later Valuation Period is found by multiplying the Accumulation Unit Value for an Investment Division for the last prior Valuation Period by such Investment Division’s Net Investment Factor for the following Valuation Period. Like the Policy Value, the value of an Accumulation Unit may increase or decrease from one Valuation Period to the next.

Annuity Units

An Annuity Unit is an accounting unit used after the Retirement Date to calculate the value of Variable Annuity Payments. The value of an Annuity Unit in each Investment Division was arbitrarily set at $1 when the first investments were bought. The value for any later Valuation Period is found by (a) multiplying the Annuity Unit Value for an Investment Division for the last prior Valuation Period by such Investment Division’s Net Investment Factor for the following Valuation Period, and then (b) adjusting the result to compensate for the interest rate assumed in the annuity tables used to determine the amount of the first Variable Annuity Payment. The value of an Annuity Unit for each Investment Division changes to reflect the investment performance of the Portfolio underlying that Investment Division.

Net Investment Factor

The Net Investment Factor is an index applied to measure the investment performance of an Investment Division of the Variable Account from one Valuation Period to the next. The Net Investment Factor may be greater or less than one, so the value of an Investment Division may increase or decrease.

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The Net Investment Factor of an Investment Division for any Valuation Period is determined by dividing (1) by (2) and subtracting (3) from the result, where:

(1)	is the result of:

(a)	the net asset value per share of the Portfolio shares held in the Investment Division determined at the end of the current Valuation Period; plus

(b)	the per share amount of any dividend or capital gain distributions on the Portfolio shares held in the Investment Division, if the “ex-dividend” date occurs during the current Valuation Period; plus or minus

(c)	a charge or credit for any taxes reserved for the current Valuation Period which we determine to have resulted from the investment operations of the Investment Division;

(2)	is the result of:

(a)	the net asset value per share of the Portfolio shares held in the Investment Division, determined at the end of the previous Valuation Period; plus or minus

(b)	the charge or credit for any taxes reserved for the previous Valuation Period; and

(3)	is a deduction for certain mortality and expense risks that we assume.

Determination of Annuity Payments

At the Retirement Date, the Policy Value as of 14 days prior to the Retirement Date, less any premium taxes and less any withdrawal charges, may be applied to make Fixed Annuity Payments, Variable Annuity Payments, or a combination thereof.

Fixed Annuity Payments

Fixed Annuity Payments provide guaranteed annuity payments which remain fixed in amount throughout the payment period. Fixed Annuity Payments do not vary with the investment experience of the Investment Divisions. The payment amount will be based on our Fixed Annuity Payment rates in effect on the settlement date. These rates are guaranteed not to be less than payments based on the 1971 Individual Annuity Mortality Table (set back two years) with interest at 4.0%. The two year setback results in lower Annuity Payments than if no setback is used. Where requested and required by law unisex tables will be used.

Variable Annuity Payments

The dollar amount of the first Variable Annuity Payment is determined by multiplying the net value (Policy Value less any applicable premium taxes) applied by purchase rates based on the 1971 Individual Annuity Mortality Table (set back two years) with interest at 4.0%. The two year setback results in lower Annuity Payments than if no setback is used. Where requested and required by law unisex tables will be used.

The portion of the first Variable Annuity Payment attributed to each Investment Division is divided by the Annuity Unit Value for the Investment Division (as of the same date that the amount of the first Variable Annuity Payment is determined) to determine the number of Annuity Units upon which later Variable Annuity Payments will be made. This number of Annuity Units will not change unless subsequently changed by reallocation. The dollar amount of each monthly Variable Annuity Payment after the first Annuity Payment will equal the sum of the number of Annuity Units credited to each Investment Division multiplied by the Annuity Unit Value for each respective Investment Division for the Valuation Period as of 14 days prior to the Variable Annuity Payment, less a pro rata portion of the charge for administrative expenses.

4

After the Retirement Date, the Annuitant may reallocate the value of the Annuitant’s interest in the Investment Divisions, no more than once each Policy Year, by sending a Written Request to the home office of United Investors. A reallocation will be effected during the Valuation Period as of 14 days prior to the next Variable Annuity Payment, by converting Annuity Units for the value transferred from an Investment Division into Annuity Units in the Investment Division to which the value is transferred. Reallocations may cause the number of Annuity Units to change, but will not change the dollar amount of the Variable Annuity Payment as of the date of reallocation.

United Investors guarantees that the dollar amount of monthly Variable Annuity Payments after the first payment will not be affected by variations in expenses or mortality experience.

The Contract

The entire contract is made up of the Policy and the written application. All statements made in the application, in the absence of fraud, are considered representations and not warranties. Only the statements made in the written application can be used by us to defend a claim or void the Policy.

Changes to the Policy are not valid unless we make them in writing. They must be signed by one of our executive officers. No agent has authority to change the Policy or to waive any of its provisions.

Misstatement of Age or Sex

If the Annuitant’s age or sex is misstated, we will adjust each benefit and any amount to be paid to reflect the correct age and sex.

Annual Report

At least once each Policy Year prior to the Retirement Date we will send you a report on your Policy. It will show the current Policy Value, the current Fixed Account Value, the current value of the Investment Divisions of the Variable Account, the Purchase Payments paid, all charges and partial withdrawals since the last report, the current Surrender Value and the current Death Benefit. We will also include in the report any other information required by state law or regulation. Other items, such as Purchase Payments made by automatic deduction from your checking account, may be confirmed in quarterly reports. Further, we will send you the reports required by the Investment Company Act of 1940. You may request additional reports during the year but we may charge a fee for any additional reports.

Non-Participation

The Policy is non-participating. This means that no dividends will be paid on your Policy. It will not share in our profits or surplus earnings.

Ownership

The Policy belongs to you, the Policyowner. Unless you provide otherwise, you may receive all benefits and exercise all rights of the Policy prior to the Retirement Date. These rights and the rights of any Beneficiary are subject to the rights of any assignee. If there is more than one Owner at a given time, all must exercise the rights of ownership by joint action. If you die, the Owner’s Designated Beneficiary will become the Owner; if there is no Owner’s Designated Beneficiary living, the rights of ownership will vest in the executors, administrators or assigns of the Owner.

5

Beneficiary

The Beneficiary is named in the application. More than one Beneficiary may be named. The rights of any Beneficiary who dies before the Annuitant will pass to the surviving Beneficiary or Beneficiaries unless you provide otherwise. If no Beneficiary is living at the Annuitant’s death, we will pay the Death Benefit, if any, to the Policyowner, if living; otherwise, it will be paid to the Policyowner’s estate.

Change of Ownership or Beneficiary

Unless you provide otherwise in writing to us, you may change the Owner or the Beneficiary during the lifetime of the Annuitant. Any changes must be made by Written Request filed in good order with us at our home office. The change takes effect on the date the request was signed, but it will not apply to payments made by us before we accept your Written Request. We may require you to submit the Policy to us at our home office before making a change. A change of ownership may be a taxable event. You should consult your tax advisor prior to making any change.

Assignment

You may assign the Policy, but we will not be responsible for the validity of any assignment and no assignment will bind us until it is filed in writing in good order at our home office. When it is filed, your rights and the rights of any Beneficiary will be subject to it. An assignment of the Policy may be a taxable event. Your ability to assign a Qualified Policy may be restricted.

Incontestability

United Investors will not contest the Policy.

Evidence of Survival

Where any payments under the Policy depend on the payee being alive, we may require proof of survival prior to making the payments.

All recurring fees that are charged to all Policy Owner accounts are recognized in the ending redeemable value. The average annual total return calculation will also reflect the effect of Withdrawal Charges that may be applicable due to surrender of the Policy at the end of a particular period.

Federal Tax Matters

Taxation of United Investors

United Investors is taxed as a life insurance company under Part 1 of Subchapter L of the Internal Revenue Code of 1986 (the “Code”). Since the Variable Account is not an entity separate from United Investors and its operations form a part of United Investors, it will not be taxed separately as a “regulated investment company” under

6

Subchapter M of the Code. Investment income and realized net capital gains on the assets of the Variable Account are reinvested and taken into account in determining the Policy Value. As a result, such investment income and realized net capital gains are automatically retained as part of the reserves under the Policy. Under existing Federal income tax law, United Investors believes that Variable Account investment income and realized net capital gains should not be taxed to the extent that such income and gains are retained as part of the reserves under the Policy.

Tax Status of the Policies

Section 817(h) of the Code provides that the investments of the Variable Account must be “adequately diversified” in accordance with Treasury regulations in order for the Policies to qualify as annuity contracts under Section 72 of the Code. The Variable Account, through each Portfolio of the Fund, intends to comply with the diversification requirements prescribed by the Treasury in Treas. Reg. Section 1.817-5, which affect how the Portfolios’ assets may be invested. United Investors does not control the Fund or the Portfolios’ investments. However, it has entered into an agreement regarding participation in the Fund, which requires each Portfolio of the Fund to be operated in compliance with the diversification requirements prescribed by the Treasury.

In some circumstances, owners of variable contracts who retain excessive control over the investment of the underlying separate account assets may be treated as the owners of those assets and may be subject to tax on income produced by those assets. Although published guidance in this area does not address certain aspects of the policy, we believe that the owner of a policy should not be treated as the owner of the assets of the Variable Account. We reserve the right to modify the policy to bring it into conformity with applicable standards should such modification be necessary to prevent the owner of a policy from being treated as the owner of the underlying assets of the Variable Account.

Required Distributions

In order to be treated as an annuity contract for Federal income tax purposes, Section 72(s) of the Code requires any nonqualified Policy to provide that (a) if any Owner dies on or after the annuity starting date but prior to the time the entire interest in the Policy has been distributed, the remaining portion of such interest will be distributed at least as rapidly as under the method of distribution being used as of the date of that Owner’s death; and (b) if any Owner dies prior to the annuity starting date, the entire interest in the Policy will be distributed within five years after the date of that Owner’s death.

These requirements will be considered satisfied as to any portion of the Owner’s interest that is payable as annuity payments which will begin within one year of that Owner’s death and which will be made over the life of the Owner’s designated Beneficiary or over a period not extending beyond his life expectancy.

If the Owner’s designated Beneficiary is the surviving spouse of the Owner, the Policy may be continued with the surviving spouse as the new Owner and no distributions will be required. (See “Required Distributions” in the prospectus.)

Addition, Deletion or Substitution of Investments

United Investors reserves the right, subject to compliance with applicable law, to make additions to, deletions from, or substitutions for, the shares of the Fund that are held by the Variable Account (or any Investment Division) or that the Variable Account (or any Investment Division) may purchase. United Investors reserves the right to eliminate the shares of any of the Portfolios of the Fund and to substitute shares of another Portfolio of the Fund or any other investment vehicle or of another open-end, registered investment company if laws or regulations are changed, if the shares of the Fund or a Portfolio are no longer available for investment, or if in our judgment further investment in any Portfolio should become inappropriate in view of the purposes of the Investment Division. United Investors will not substitute any shares attributable to a Policyowner’s interest in an Investment Division of the Variable Account without notice and prior approval of the U.S. Securities and Exchange Commission and the

7

insurance regulator of the state where the Policy was delivered, where required. Nothing contained herein shall prevent the Variable Account from purchasing other securities for other series or classes of policies, or from permitting a conversion between series or classes of policies on the basis of requests made by Policyowners.

United Investors also reserves the right to establish additional Investment Divisions of the Variable Account, each of which would invest in a new Portfolio of the Fund, or in shares of another investment company or suitable investment, with a specified investment objective. New Investment Divisions may be established when, in the sole discretion of United Investors, marketing needs or investment conditions warrant, and any new Investment Divisions will be made available to existing Policyowners on a basis to be determined by United Investors. United Investors may also eliminate one or more Investment Divisions if, in its sole discretion, marketing, tax, or investment conditions warrant.

In the event of any such substitution or change, United Investors may, by appropriate endorsement, make such changes in the Policies as may be necessary or appropriate to reflect such substitution or change. If deemed by United Investors to be in the best interests of persons having voting rights under the Policies, the Variable Account may be operated as a management company under the Investment Company Act of 1940, it may be deregistered under that Act in the event such registration is no longer required, or it may be combined with other United Investors separate accounts.

Distribution of the Policy

Comerica Securities, Inc., 201 W. Fort Street, Detroit, Michigan 48226, is the principal underwriter of the Policies as of February 1, 2010.

Prior to that date, Sterne Agee Financial Services, Inc., 800 Shades Creek Parkway, Suite 575, Birmingham, Alabama 35209, was the principal underwriter of the Policies. For each of the last three fiscal years, the principal underwriter(s) received the following sales compensation with respect to the Policies:

Fiscal year	Aggregate Amount of Commissions Paid To Sterne Agee Financial Services, Inc.*
2007	$219,675.81
2008	$207,725.81
2009	$75,669.82

*	Includes sales compensation paid to registered persons of Sterne Agee Financial Services, Inc. or to other selling firms. We have no information as to the amount retained by the principal underwriter.

Safekeeping of Variable Account Assets

United Investors holds the assets of the Variable Account. The assets are held separate and apart from United Investors’ general account. United Investors maintains records of all purchases and redemptions of Fund shares by each of the Investment Divisions.

State Regulation

United Investors is subject to regulation by the Nebraska Department of Insurance. An annual statement is filed with the Nebraska Department of Insurance on or before March 1 of each year covering the operations and reporting on the financial condition of United Investors as of December 31 of the preceding year. Periodically, the Nebraska Department of Insurance or other authorities examine the liabilities and reserves of United Investors and the Variable Account, and make a full examination of United Investors’ operations.

8

In addition, United Investors is subject to the insurance laws and regulations of other states within which it is licensed or may become licensed to operate. Generally, the insurance department of any other state applies the laws of the state of domicile in determining permissible investments. A Policy is governed by the law of the state in which it is delivered. The values and benefits of each Policy are at least equal to those required by such state.

Records and Reports

All records and accounts relating to the Variable Account will be maintained by United Investors. As presently required by the Investment Company Act of 1940 and regulations promulgated thereunder, reports containing such information as may be required under that Act or by any other applicable law or regulation will be sent to Owners at their last known address of record.

Legal Matters

Legal advice regarding certain matters relating to Federal securities laws has been provided by Sutherland Asbill & Brennan LLP of Washington, D.C.

Experts

The balance sheets of United Investors Life Insurance Company as of December 31, 2009 and 2008 and the related statements of operations, comprehensive income, shareholders’ equity and cash flows for each of the three years in the period ended December 31, 2009 and the statements of assets and liabilities of the portfolios of United Investors Annuity Variable Account as of December 31, 2009, the related statements of operations for the year then ended, the statements of changes in net assets for the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, included in this Statement of Additional Information have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their reports appearing herein, and have been so included in reliance upon the reports of such firm given upon their authority as experts in accounting and auditing. Deloitte & Touche LLP is located at JP Morgan Chase Tower, 2200 Ross Avenue, Suite 1600, Dallas, Texas 75201-6778.

Potential Conflicts of Interest

In addition to the Variable Account, the portfolios may sell shares to other separate investment accounts established by other insurance companies to support variable annuity contracts and variable life insurance policies or qualified retirement plans. It is possible that, in the future, it may become disadvantageous for variable life insurance separate accounts and variable annuity separate accounts to invest in the portfolios simultaneously. Although neither we nor the portfolios currently foresee any such disadvantages, either to variable life insurance policy owners or to variable annuity contract owners, each portfolio’s Board of Directors will monitor events in order to identify any material conflicts between the interests of these variable life insurance policy owners and variable annuity contract owners, and will determine what action, if any, it should take. This action could include the sale of portfolio shares by one or more of the separate accounts, which could have adverse consequences. Material conflicts could result from, for example: (1) changes in state insurance laws; (2) changes in Federal income tax laws; or (3) differences in voting instructions between those given by variable life insurance policy owners and those given by variable annuity contract owners.

9

If a portfolio’s Board of Directors were to conclude that separate portfolios should be established for variable life insurance and variable annuity separate accounts, we will bear the attendant expenses, but variable life insurance policy owners and variable annuity contract owners would no longer have the economies of scale resulting from a larger combined portfolio.

The portfolios may also sell shares directly to certain pension and retirement plans qualifying under Section 401 of the Code. As a result, there is a possibility that a material conflict may arise between the interests of owners of this policy or other policies or contracts (including policies issued by other companies), and such retirement plans or participants in such retirement plans. In the event of any such material conflicts, we will consider what action may be appropriate, including removing the portfolio as an investment option under the policies or replacing the portfolio with another portfolio.

Other Information

A Registration Statement has been filed with the U.S. Securities and Exchange Commission under the Securities Act of 1933 as amended, with respect to the Policies discussed in this Statement of Additional Information. Not all of the information set forth in the Registration Statement, amendments and exhibits thereto has been included in this Statement of Additional Information. Statements contained in this Statement of Additional Information concerning the content of the Policies and other legal instruments are intended to be summaries. For a complete statement of the terms of these documents, reference should be made to the instruments filed with the U.S. Securities and Exchange Commission.

Financial Statements

The financial statements of United Investors, which are included herein, should be considered only as bearing on the ability of United Investors to meet its obligations under the Policies. They should not be considered as bearing on the investment performance of the assets held in the Variable Account.

10

United Investors Life

Insurance Company

Financial Statements as of December 31, 2009

and 2008, and for the Years Ended December 31,

2009, 2008, and 2007, and Report of Independent

Registered Public Accounting Firm

UNITED INVESTORS LIFE INSURANCE COMPANY

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors of

United Investors Life Insurance Company:

We have audited the accompanying balance sheets of United Investors Life Insurance Company (“United Investors”) as of December 31, 2009 and 2008, and the related statements of operations, comprehensive income (loss), shareholder’s equity, and cash flows for each of the three years in the period ended December 31, 2009. These financial statements are the responsibility of United Investors’ management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. United Investors is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of United Investors’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements present fairly, in all material respects, the financial position of United Investors as of December 31, 2009 and 2008, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2009, in conformity with accounting principles generally accepted in the United States of America.

/s/ DELOITTE & TOUCHE LLP

April 30, 2010

UNITED INVESTORS LIFE INSURANCE COMPANY

BALANCE SHEETS

AS OF DECEMBER 31, 2009 AND 2008

(Dollar amounts in thousands, except share and per-share data)

	2009	2008
ASSETS

INVESTMENTS:
Fixed maturities — available for sale, at fair value (amortized cost: 2009 — $748,173; 2008 — $785,304)	$707,044	$639,255
Preferred stock of affiliate	188,212	188,212
Policy loans	32,085	31,192
Short-term investments	59,522	54,037

Total investments	986,863	912,696

CASH	847	12,332

ACCRUED INVESTMENT INCOME (Includes amounts from affiliates: 2009 $477; 2008 — $477)	14,037	14,189

RECEIVABLES	5,332	6,311

DUE FROM AFFILIATE (Includes funds withheld on reinsurance: 2009 — $815,941; 2008 — $675,481)	860,744	719,588

DEFERRED ACQUISITION COSTS AND VALUE OF INSURANCE PURCHASED — Net	198,139	221,526

GOODWILL	26,628	26,628

OTHER ASSETS	1,863	1,783

SEPARATE ACCOUNT ASSETS	792,823	758,023

TOTAL	$2,887,276	$2,673,076

(Continued)

UNITED INVESTORS LIFE INSURANCE COMPANY

BALANCE SHEETS

AS OF DECEMBER 31, 2009 AND 2008

(Dollar amounts in thousands, except share and per-share data)

	2009	2008
LIABILITIES AND SHAREHOLDER’S EQUITY

LIABILITIES:
Policy liabilities:
Future policy benefits (includes reserves assumed from affiliates: 2009 — $820,855; 2008 — $691,601)	$1,377,692	$1,234,092
Unearned and advance premiums	1,594	1,687
Other policy benefits	11,089	10,414

Total policy liabilities	1,390,375	1,246,193

Current and deferred income taxes	68,985	15,582
Other liabilities	5,301	4,928
Modified coinsurance agreement derivative liability	15,848	114,852
Due to affiliates	—	33,024
Separate account liabilities	792,823	758,023

Total liabilities	2,273,332	2,172,602

SHAREHOLDER’S EQUITY:
Common stock, par value $6 per share — authorized, issued, and outstanding, 500,000 shares	3,000	3,000
Additional paid-in capital	352,196	352,176
Accumulated other comprehensive loss	(22,049)	(79,337)
Retained earnings	280,797	224,635

Total shareholder’s equity	613,944	500,474

TOTAL	$2,887,276	$2,673,076

See notes to financial statements.	(Concluded)

UNITED INVESTORS LIFE INSURANCE COMPANY

STATEMENTS OF OPERATIONS

FOR THE YEARS ENDED DECEMBER 31, 2009, 2008, AND 2007

(Dollar amounts in thousands)

	2009	2008	2007
REVENUE:
Premium income	$65,671	$69,004	$71,798
Policy charges and fees	26,875	34,597	40,980
Net investment income (includes income from affiliates: 2009 — $14,083; 2008 — $15,937; 2007 — $16,005)	66,838	70,453	71,409
Realized investment gains (losses) (includes amounts from affiliates: 2009 — $99,005; 2008 — $(114,069); 2007 — $(7,695))	86,838	(125,526)	(7,242)
Other income (includes amounts from affiliates: 2009 — $42,691; 2008 — $43,383; 2007 — $31,612)	42,713	43,810	32,131

Total revenue	288,935	92,338	209,076

BENEFITS AND EXPENSES:
Policy benefits:
Individual life	66,321	71,144	65,573
Annuity	38,624	38,990	27,674

Total policy benefits	104,945	110,134	93,247

Amortization of deferred acquisition costs and value of insurance purchased	19,095	23,790	21,843
Commissions and premium taxes	3,861	5,915	4,634
Other operating expenses	7,252	6,024	6,832

Total benefits and expenses	135,153	145,863	126,556

INCOME (LOSS) BEFORE INCOME TAXES	153,782	(53,525)	82,520

INCOME TAXES	(50,519)	25,425	(21,940)

NET INCOME (LOSS)	$103,263	$(28,100)	$60,580

See notes to financial statements.

UNITED INVESTORS LIFE INSURANCE COMPANY

STATEMENTS OF COMPREHENSIVE INCOME (LOSS)

FOR THE YEARS ENDED DECEMBER 31, 2009, 2008, AND 2007

(Dollar amounts in thousands)

	2009	2008	2007

NET INCOME (LOSS)	103,263	$(28,100)	$60,580

OTHER COMPREHENSIVE INCOME (LOSS):
Unrealized investment gains (losses) on securities:
Unrealized holding gains (losses) arising during period	92,450	(144,004)	(24,389)
Reclassification adjustment for losses (gains) on securities included in net income (loss)	12,167	4,953	(453)
Reclassification adjustment for amortization of premium (discount)	303	(376)	938
Unrealized (gains) losses — adjustment to deferred acquisition costs	(16,838)	23,218	3,552

Unrealized gains (losses) on securities	88,082	(116,209)	(20,352)

Applicable income taxes	(30,828)	40,673	7,123

Unrealized gains (losses) — net of tax	57,254	(75,536)	(13,229)

Pension adjustments	53	(38)	(222)
Less applicable taxes	(19)	13	78

Pension adjustments — net of tax	34	(25)	(144)

Other comprehensive income (loss)	57,288	(75,561)	(13,373)

COMPREHENSIVE INCOME (LOSS)	160,551	$(103,661)	$47,207

See notes to financial statements.

UNITED INVESTORS LIFE INSURANCE COMPANY

STATEMENTS OF SHAREHOLDER’S EQUITY

FOR THE YEARS ENDED DECEMBER 31, 2009, 2008, AND 2007

(Dollar amounts in thousands)

	Common Stock	Additional Paid-In Capital	Accumulated Other Comprehensive Income (Loss)	Retained Earnings	Total Shareholder’s Equity

BALANCE — January 1, 2007	$3,000	$351,925	$9,597	$321,474	$685,996

Comprehensive income (loss)	—	—	(13,373)	60,580	47,207

Dividends	—	—	—	(66,900)	(66,900)

Stock-based compensation	—	66	—	—	66

Exercise of stock options	—	4	—	—	4

Adoption of accounting standard (Note 7)	—	—	—	59	59

BALANCE — December 31, 2007	3,000	351,995	(3,776)	315,213	666,432

Comprehensive income (loss)	—	—	(75,561)	(28,100)	(103,661)

Dividends	—	—	—	(62,478)	(62,478)

Stock-based compensation	—	65	—	—	65

Exercise of stock options	—	116	—	—	116

BALANCE — December 31, 2008	3,000	352,176	(79,337)	224,635	500,474

Comprehensive income (loss)	—	—	57,288	103,263	160,551

Dividends	—	—	—	(47,101)	(47,101)

Stock-based compensation	—	20	—	—	20

BALANCE — December 31, 2009	$3,000	$352,196	$(22,049)	280,797	613,944

See notes to financial statements.

UNITED INVESTORS LIFE INSURANCE COMPANY

STATEMENTS OF CASH FLOWS

FOR THE YEARS ENDED DECEMBER 31, 2009, 2008, AND 2007

(Dollar amounts in thousands)

	2009	2008	2007

OPERATING ACTIVITIES:
Net income (loss)	103,263	$(28,100)	$60,580
Adjustments to reconcile net income to net cash provided from operations:
Increase in future policy benefits	143,182	130,171	89,862
Change in other policy liabilities	42	(484)	(1,392)
Deferral of policy acquisition costs	(12,546)	(13,917)	(14,725)
Amortization of deferred acquisition costs and value of insurance purchased	19,095	23,790	21,843
Change in deferred and accrued income taxes	22,556	(44,818)	(4,672)
Depreciation, accretion and amortization	317	(361)	957
Realized losses on investments	(86,838)	125,526	7,242
Increase in funds withheld on reinsurance	(140,460)	(129,407)	(94,927)
Other accruals and adjustments	1,490	(9,643)	(229)

Net cash provided by operating activities	50,101	52,757	64,539

INVESTING ACTIVITIES:
Investments sold or matured:
Fixed maturities available for sale — sold	69,525	23,495	14,550
Fixed maturities available for sale — matured, called, and repaid	65,208	76,216	133,055
Preferred stock of affiliate	—	45,696	—

Total investments sold or matured	134,733	145,407	147,605

Acquisition of investments — fixed maturities available for sale	(110,071)	(68,781)	(140,767)
Net change in short-term investments	(5,485)	(42,628)	8,560
Net amounts loaned to affiliates	(35,000)	(10,000)	—
Net change in policy loans	(893)	162	(2,876)
Net change in receivable for securities	1,273	3,654	(9,079)

Net cash (used in) provided by investing activities	(15,443)	27,814	3,443

FINANCING ACTIVITIES:
Cash dividends paid to shareholders	(47,101)	(62,478)	(66,900)
Funds borrowed from affiliates	15,000	33,000	16,000
Funds repaid to affiliates	(15,000)	(40,000)	(9,000)
Net receipts (payments) from deposit product operations	958	1,239	(8,082)

Net cash used in financing activities	(46,143)	(68,239)	(67,982)

NET INCREASE IN CASH	(11,485)	12,332	—

CASH — Beginning of year	12,332	—	—

CASH — End of year	$847	$12,332	$—

See notes to financial statements.

UNITED INVESTORS LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2009 AND 2008, AND FOR THE YEARS ENDED

DECEMBER 31, 2009, 2008, AND 2007

(Dollar amounts in thousands, except per-share data)

1.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Description of Business — United Investors Life Insurance Company (“United Investors”) is a life insurer licensed in 49 states and is domiciled in the State of Nebraska. United Investors offers a full range of life, annuity, and variable products through its agents and is subject to competition from other insurers throughout the United States. United Investors is subject to regulation by the insurance departments of states in which it is licensed and undergoes periodic examinations by those departments.

Basis of Presentation — The accompanying financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP). They include the accounts of United Investors, an indirect wholly owned subsidiary of Torchmark Corporation (TMK or Torchmark). United Investors is wholly owned by Liberty National Life Insurance Company (Liberty National), a wholly owned TMK subsidiary.

Estimates — In preparing the financial statements in conformity with GAAP, management is required to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ significantly from those estimates. The estimates susceptible to significant change are those used in amortizing deferred acquisition costs; determining the liabilities for policy reserves, losses, and claims; determining the fair value of investments and embedded derivatives; and evaluation of securities for other-than-temporary-impairments.

Investments — United Investors classifies all of its fixed maturity investments, which include bonds and redeemable preferred stocks, as available-for-sale. Investments classified as available-for-sale are carried at fair value with unrealized gains and losses, net of deferred taxes, reflected directly in accumulated other comprehensive income (loss). Policy loans are carried at unpaid principal balances. Short-term investments include certificates of deposit and other interest-bearing time deposits with original maturities within twelve months.

Gains and losses realized on the disposition of investments are recognized as revenue and are determined on a specific identification basis. Realized investment gains and losses and investment income attributable to separate accounts are credited to the separate accounts and have no effect on United Investors’ net income. Investment income attributable to other insurance policies and products is included in United Investors’ net investment income (loss). Net investment income for the years ended December 31, 2009, 2008, and 2007, included approximately $31,695, $31,825, and $32,563, respectively, which was allocable to policyholder reserves or accounts. Realized investment gains and losses are not allocated to insurance policyholders’ liabilities.

Fair Value Measurements — Effective January 1, 2008, the Financial Accounting Standards Board (FASB) issued and United Investors adopted new guidance surrounding fair value accounting. This new guidance clarified the definition of fair value, established a hierarchy for measuring fair value, and expanded disclosures about measurement methodology and its effects on fair value. It did not change

UNITED INVESTORS LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS—(Continued)

AS OF DECEMBER 31, 2009 AND 2008, AND FOR THE YEARS ENDED

DECEMBER 31, 2009, 2008, AND 2007

(Dollar amounts in thousands, except per-share data)

which assets or liabilities are measured at fair value. The provisions were applied prospectively. The adoption of this guidance had no material impact on United Investors’ financial position or results of operations, as United Investors’ assets and liabilities have historically been measured substantially in accordance with its provisions. This guidance was amended in April, 2009 by the FASB providing additional guidance for estimating the fair value of assets or liabilities when the level of transaction activity has decreased and for identifying when transactions are not orderly. The amended guidance was effective for interim and annual reporting periods ending after June 15, 2009. United Investors adopted the new guidance for period ending December 31, 2009. There were no significant changes in valuation techniques to arrive at fair value as a result of the adoption. Therefore, the impact of adoption of the revised guidance was not material to the investment portfolio. For specific information regarding United Investors’ measurements and procedures in valuing financial instruments, please see Note 3 — Investments under the caption Fair Value Measurements.

Determination of Fair Values of Financial Instruments — Fair values for cash, short-term investments, receivables, and payables approximate carrying value. Fair values for long-term debt and equity securities are based on quoted market prices, where available. Otherwise, fair values are based on quoted market prices of comparable instruments in active markets, quotes in inactive markets, or other observable criteria. As noted above, additional information concerning the fair value of securities is found in Note 3 — Investments under the caption Fair Value Measurements. Policy loans, which have indeterminate maturities and bear interest at rates ranging from 4% to 8%, are an integral part of the life insurance policies which United Investors has in force and, in United Investors’ opinion, cannot be valued separately.

Impairment of Investments — United Investors evaluates securities for other-than-temporary impairment as described in Note 3 — Investments under the caption Other-Than-Temporary-Impairments. If a security is determined to be other-than-temporarily impaired, the cost basis of the security is written down to fair value and is treated as a realized loss. The written-down security will be amortized and revenue recognized in accordance with estimated future cash flows.

In April 2009, the FASB also amended previous guidance concerning other-than-temporary impairments of debt securities and changed the presentation of other-than-temporary impairments in the financial statements. If an entity intends to sell or it is more likely than not it will be required to sell an impaired security prior to recovery of its cost basis, the security is to be considered other-than-temporarily impaired and the full amount of the impairment must be charged to earnings. Otherwise, losses on securities which are other-than-temporarily impaired are separated into two categories, the portion of loss which is considered credit loss and the portion of loss which is due to other factors. The credit loss portion is charged to earnings while the loss due to other factors is charged to other comprehensive income, both charges net of tax. The revised guidance called for an opening cumulative effect adjustment to reclassify an unrecognized after-tax credit loss on each previously other-than-temporarily impaired security held at the beginning of the period of adoption as an adjustment to retained earnings as a corresponding adjusted to accumulated other comprehensive income. The revisions were effective for interim and annual periods after June 15, 2009. Disclosures for earlier periods for comparative purposes were not required until the comparative periods end after initial adoption.

United Investors adopted the amended guidance for year ended December 31, 2009. Adoption resulted in no cumulative effect adjustment to opening retained earnings or to accumulated other comprehensive income as of January 1, 2009. Application of the new guidance did not have any impact on the Company. See Note — 3 Investments under the caption Other-Than-Temporary Impairments for a full discussion and disclosures related to other-than-temporarily impairments.

Cash — Cash consists of balances on hand and on deposit in banks and financial institutions. Overdrafts arising from the overnight investment of funds offset cash balances on hand and on deposit.

UNITED INVESTORS LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS—(Continued)

AS OF DECEMBER 31, 2009 AND 2008, AND FOR THE YEARS ENDED

DECEMBER 31, 2009, 2008, AND 2007

(Dollar amounts in thousands, except per-share data)

Embedded Derivative — United Investors has a modified coinsurance agreement with an affiliated Torchmark company that includes an embedded derivative. United Investors’ “Due from Affiliates” on the accompanying balance sheets includes funds withheld on this reinsurance agreement. This amount represents funds contractually withheld by a ceding Torchmark affiliated insurance carrier in accordance with an annuity reinsurance agreement. This agreement is written on a modified-coinsurance, funds-withheld basis, with assets equal to the net statutory reserves being withheld and legally owned by the ceding company. Income on the assets accrues to United Investors as defined by the treaty terms. United Investors, as the assuming company, assumes the credit and interest-rate risk for the changes in the fair value of these assets, even though they are owned by the ceding company. Therefore, this exchange of risk is considered to be an embedded derivative. This derivative must be measured at fair value and is carried as “other long-term investments” or “modified coinsurance derivative liability” on the accompanying balance sheets, depending on its value at the reporting date. Changes in the value of this asset are reported in income (realized investment gains (losses)), although it is a noncash adjustment. The fair value of this instrument is affected by changes in interest rates and changes in credit risks of the assets held by the ceding company.

Recognition of Premium Revenue and Related Expenses — Premium income for traditional long-duration life insurance products is recognized when due from the policyholder. Profits for limited-payment life insurance contracts are recognized over the contract period. Premiums for universal life-type and annuity contracts are added to the policy account value, and revenues from such products are recognized as charges to the policy account value for mortality, administration, and surrenders (retrospective deposit method). Variable life and annuity products are also assessed an investment management fee and a sales charge, which are included within the statements of operations as a component of policy charges and fees. Life premium segment includes policy charges of $17,698, $20,826, and $21,112 for the years ended December 31, 2009, 2008, and 2007, respectively. The annuity segment includes annuity policy charges for the years ended December 31, 2009, 2008, and 2007, of $9,177, $13,771, and $19,868, respectively. Profits are also earned to the extent that investment income exceeds policy liability requirements. The related benefits and expenses are matched with revenues by means of the provision for future policy benefits and the amortization of deferred acquisition costs in a manner which recognizes profits as they are earned over the same period.

Future Policy Benefits — The liability for future policy benefits for universal life-type products and annuities is represented by policy account value. The liability for future policy benefits for all other life products is provided on the net level premium method based on estimated investment yields, mortality, persistency, and other assumptions which were considered appropriate at the time the policies were issued. Assumptions used are based on United Investors’ experience with similar products. For the majority of United Investors’ insurance products, the assumptions used were those considered to be appropriate at the time the policies were issued. Once established, assumptions are generally not changed. An additional provision is made on most products to allow for possible adverse deviation from the assumptions. These estimates are periodically reviewed and compared with actual experience. If it is determined that existing contract liabilities, together with the present value of future gross premiums, will not be sufficient to cover the present value of future benefits and to recover unamortized acquisition costs, then a premium deficiency exists. Such a deficiency would be recognized immediately by a charge to earnings and either a reduction of unamortized acquisition costs or an increase in the liability for future policy benefits. From that point forward, the liability for future policy benefits would be based on the revised assumptions.

Deferred Acquisition Costs and Value of Insurance Purchased — The costs of acquiring new insurance business are generally deferred and recorded as an asset. Deferred acquisition costs consist primarily of sales commissions and other underwriting costs of new insurance sales. Additionally, deferred acquisition costs include the value of insurance purchased, which are the costs of acquiring

UNITED INVESTORS LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS—(Continued)

AS OF DECEMBER 31, 2009 AND 2008, AND FOR THE YEARS ENDED

DECEMBER 31, 2009, 2008, AND 2007

(Dollar amounts in thousands, except per-share data)

blocks of insurance from other companies or through the acquisition of other companies. Deferred acquisition costs and the value of insurance purchased are amortized in a systematic manner which matches these costs with the associated revenues. Policies other than universal life-type policies are amortized with interest over the estimated premium-paying period of the policies in a manner which charges each year’s operations in proportion to the receipt of premium income. Limited-payment contracts are amortized over the contract period. Universal life-type policies are amortized with interest in proportion to estimated gross profits. The assumptions used to amortize acquisition costs with regard to interest, mortality, and persistency are consistent with those used to estimate the liability for future policy benefits. For interest-sensitive and deposit-balance type products, these assumptions are reviewed on a regular basis and are revised if actual experience differs significantly from original expectations. For all other products, amortization assumptions are generally not revised once established. Deferred acquisition costs are subject to periodic recoverability and loss recognition testing to determine if there is a premium deficiency. These tests ensure that the present value of future contract-related cash flows will support the capitalized deferred acquisition cost asset. These cash flows consist primarily of premium income, less benefits and expenses taking inflation into account. The present value of these cash flows, less the benefit reserve, is then compared with the unamortized deferred acquisition cost balance. In the event the estimated present value of net cash flows is less, this deficiency would be recognized by a charge to earnings and either a reduction of unamortized acquisition costs or an increase in the liability for future benefits, as described under the caption Future Policy Benefits.

Policy Claims and Other Benefits Payable — United Investors establishes a liability for known policy benefits payable and an estimate of claims that have been incurred but not yet reported to United Investors. The estimate of unreported claims is based on prior experience. United Investors makes an estimate after careful evaluation of all information available to United Investors. However, there is no certainty the stated liability for claims and other benefits, including the estimate of unreported claims, will be United Investors’ ultimate obligation.

Separate Accounts — Separate accounts have been established in connection with United Investors’ variable life and annuity businesses. The investments held for the benefit of contract holders (stated at fair value) are reported as “separate account assets” and the corresponding deposit balance liabilities are reported as “separate account liabilities” on the accompanying balance sheets. The separate account investment portfolios and liabilities are segregated from United Investors’ other assets and liabilities, and these assets are invested in mutual funds of various unaffiliated mutual fund providers. Deposit collections, investment income, and realized and unrealized gains and losses on separate accounts accrue directly to the contract holders. Therefore, these items are added to the separate account balance and are not reflected in income. Fees are charged to the deposit balance for insurance risk, administration, and surrender. There is also a sales charge and an investment management fee. These fees and charges are included in “premium income” on the accompanying statements of operations.

Guaranteed Minimum Policy Benefits — United Investors’ variable annuity contracts generally provide contractual guarantees in the event of death of the contract holder or in some cases the annuitant. These benefits provide at least a return of the total deposits made to the contract, adjusted for withdrawals. Under certain conditions, they also provide that the benefit will not be less than the highest contract value on certain specified anniversaries, adjusted for additional deposits and withdrawals after those anniversaries.

United Investors accounts for these guarantees in accordance with specific accounting guidance, which covers various aspects of accounting for nontraditional product features in order to increase uniformity in practice. The liability for these minimum guarantees is determined each period end by estimating the expected value of death benefits in excess of the projected account balance and recognizing the excess ratably over the accumulation period based on total expected assessments. The liability is determined

UNITED INVESTORS LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS—(Continued)

AS OF DECEMBER 31, 2009 AND 2008, AND FOR THE YEARS ENDED

DECEMBER 31, 2009, 2008, AND 2007

(Dollar amounts in thousands, except per-share data)

using actuarial methods and assumptions including mortality, lapses, and interest. United Investors regularly evaluates estimates used. If actual experience or other evidence suggests that earlier assumptions should be revised, United Investors adjusts or “unlocks” the additional liability balance with a related charge or credit to benefit expense. During each of the years 2007 through 2009, United Investors determined these guaranteed minimum death benefits using 200 representative economic scenarios along with the following assumptions:

•	Mortality — 70% of the 1994 Minimum Guaranteed Death Benefit mortality tables for 2009 and 2008 and 80% for 2007

•	Lapse rate — minimum of 5% per year

•	Discount rate — 6%

At December 31, 2009, the separate account liability balance subject to guaranteed minimum benefits was $634,661. The net amount at risk, which is defined as the current minimum guaranteed death benefit in excess of the current account balance, was $35,914. The assets supporting the separate accounts with the additional guaranteed benefit liabilities were invested solely in mutual funds of unaffiliated mutual fund providers.

The amount of liabilities and the incurred and paid amounts for 2009, 2008, and 2007 were as follows:

	2009	2008	2007

Beginning balance	$2,545	$1,055	$2,641
Incurred guaranteed benefits	655	647	731
Paid guaranteed benefits	(1,901)	(970)	(960)

Ending balance — before unlocking	1,299	732	2,412

Adjustments due to unlocking	(222)	1,813	(1,357)

Ending balance — after unlocking	$1,077	$2,545	$1,055

The unlocking of assumptions also resulted in a decrease in the associated deferred acquisition cost assets of approximately $(2,480), $(7,461), and $(1,392) for 2009, 2008, and 2007, respectively. The net effect of the unlocking was a decrease in reported income of $(2,258), $(9,274), and $(36) for 2009, 2008, and 2007, respectively.

Income Taxes — Income taxes are accounted for under the asset and liability method. Deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement book values and tax basis of assets and liabilities. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. The effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that includes the enactment date.

United Investors adopted and implemented interpretive accounting guidance concerning uncertain tax positions on January 1, 2007. This guidance was issued to clarify the accounting for income taxes by providing methodology for the financial statement recognition and measurement of uncertain income tax positions taken or expected to be taken in a tax return. The impact of this adoption is described in Note 6 — Income Taxes.

UNITED INVESTORS LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS—(Continued)

AS OF DECEMBER 31, 2009 AND 2008, AND FOR THE YEARS ENDED

DECEMBER 31, 2009, 2008, AND 2007

(Dollar amounts in thousands, except per-share data)

Interest Expense — Interest expense includes interest on borrowed funds not used in the production of investment income. Interest expense directly related to the production of investment income is deducted from investment income.

Property and Equipment — Property and equipment, included in “Other Assets,” is reported at cost less allowances for depreciation. Depreciation is recorded primarily on the straight-line method over the estimated useful lives of these assets, which range from two to ten years. Ordinary maintenance and repairs are charged to income as incurred. Impairments, if any, are recorded when, based on events and circumstances, it is evident that the fair value is less than the carrying amount. Original cost of property and equipment was $200 at December 31, 2009 and 2008. Accumulated depreciation was $185 and $171 at year end 2009 and 2008 respectively. Depreciation expense was $14 for the years ended December 31, 2009 and 2008 and is included in “Other operating expenses.”

Goodwill — The excess cost of businesses acquired over the fair value of their net assets is reported as goodwill. Goodwill is subject to annual impairment testing based on the procedures outlined by specific accounting guidance. Amortization of goodwill is not permitted. United Investors tested its goodwill annually in each of the years 2007 through 2009. The tests involve assigning the carrying value of each of the components of United Investors’ segments, including the portion of goodwill assigned to each component. The fair value of each component is measured against that component’s corresponding carrying value. Because the fair value exceeded the carrying value, including goodwill, of each component in each period, United Investors’ goodwill was not impaired in any of the periods. Therefore, United Investors continues to carry its goodwill at the January 1, 2002, balance of $26,628.

Stock Options — Torchmark, the indirect parent company of United Investors, grants stock options in Torchmark stock to employees of its subsidiary companies. Stock options granted to employees of United Investors by Torchmark are recorded as compensation expense of United Investors. United Investors accounts for its stock options under the fair value method, which requires companies to recognize an expense in their financial statements for stock options based on a “fair value” for the grant. The fair value method requires that a fair value be assigned to a stock option on its grant date and that this value be amortized over the grantees’ service period. The fair value method requires the use of an option valuation model to value employee stock options. United Investors has elected to use the Black-Scholes valuation model for option expensing. No options were granted to United Investors’ employees in 2009. A summary of assumptions for options granted in 2008 and 2007 is as follows:

	2008	2007

Volatility factor	11.70%	12.20%
Dividend yield	0.80%	0.80%
Expected term (in years)	4.75	4.75
Risk-free interest rate	2.80%	4.79%

All of the above assumptions, with the exception of the expected term, are obtained from independent data services. The expected term is generally derived from Company experience. However, expected terms of grants made under the Torchmark Corporation 2005 Incentive Plan (2005 Plan) and the 2007 Long-Term Compensation Plan (2007 Plan), involving grants made in the years 2005 through 2008, were determined based on the simplified method. This method was used because the 2005 and 2007 Plans limited grants to a maximum contract term of seven years, and United Investors had no previous experience with seven-year contract terms. Prior to 2005, substantially all grants contained ten-year terms. Because a large portion of these grants vest over a three-year period, United Investors does not have sufficient exercise history to determine an appropriate expected term on these grants. Volatility and risk-free interest rates are assumed over a period of time consistent with the expected term of the option.

UNITED INVESTORS LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS—(Continued)

AS OF DECEMBER 31, 2009 AND 2008, AND FOR THE YEARS ENDED

DECEMBER 31, 2009, 2008, AND 2007

(Dollar amounts in thousands, except per-share data)

Volatility is measured on a historical basis. Monthly data points are utilized by the independent quote service to derive volatility for periods greater than three years. Expected dividend yield is based on current dividend yield held constant over the expected term. Once the fair value of an option has been determined, it is amortized on a straight-line basis over the employee’s service period for that grant (from the grant date to the date the grant is fully vested).

Postretirement Benefits — United Investors accounts for its defined benefit pension plans by recognizing the funded status of its postretirement benefit plans on its Balance Sheets. Periodic gains and losses attributable to changes in plan assets and liabilities that are not recognized as components of net periodic benefit costs are recognized as components of other comprehensive income, net of tax. As of December 31, 2009, United Investors adopted new accounting guidance requiring new disclosures about assets in its pension plans. The new disclosures include information about how investment decisions are made, categories of assets, information about how assets are valued, and concentrations of risk. More information concerning the accounting and disclosures for postretirement benefits is found in Note 7 — Postretirement Benefits And Stock Option Plans.

New Accounting Standards —

Codification — United Investors adopted the new FASB Accounting Standards Codification as of July 1, 2009. This codification reorganizes and codifies all non-SEC GAAP, and supersedes all previously-issued non-SEC accounting and reporting standards. It also revised the hierarchy of GAAP. The codification is, as of the effective date, the source of all authoritative non-SEC GAAP. Upon adoption, the codification did not change any guidance, but only rearranged previously-issued guidance in a topical manner. On the effective date of codification, substantially all existing non-SEC accounting and reporting standards were superseded, and are no longer referenced by title in these financial statements.

2.	STATUTORY ACCOUNTING

United Investors is required to file statutory financial statements with state insurance regulatory authorities. Accounting principles used to prepare these statutory financial statements differ from GAAP. Net income and capital and surplus on a statutory basis for United Investors were as follows:

Net Income Year Ended December 31			Capital and Surplus at December 31
2009	2008	2007	2009	2008

$37,081	$39,887	$62,742	$466,771	$420,956

Regulatory restrictions exist on the transfer of funds from insurance companies. In the absence of special approval, these restrictions generally limit the payment of dividends by stock life insurance companies in any one year to an amount equal to the greater of statutory net gain from operations from the previous year or 10% of surplus as regards to policy holders reported for the previous year. Additionally, insurance companies are not permitted to distribute the excess of shareholders’ equity as determined on a GAAP basis over that determined on a statutory basis. Restricted net assets at December 31, 2009, in compliance with all regulations, were $149,165. Without formal regulatory approval, United Investors can pay its stockholder dividends of approximately $52,038 in 2009, which represents net gain on a statutory basis before realized gains and losses.

The RBC formula is a threshold formula rather than a target capital formula. It is designed only to identify companies that require regulatory attention and is not to be used to rate or rank companies that are adequately capitalized. United Investors exceeded the minimum RBC requirements as of December 31, 2009 and 2008.

UNITED INVESTORS LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS—(Continued)

AS OF DECEMBER 31, 2009 AND 2008, AND FOR THE YEARS ENDED

DECEMBER 31, 2009, 2008, AND 2007

(Dollar amounts in thousands, except per-share data)

3.	INVESTMENTS

Investment income is summarized as follows:

	2009	2008	2007

Fixed maturities	$53,365	$54,606	$55,069
Policy loans	1,890	1,856	1,782
Other long-term investments	71	118	75
Short-term investments	31	251	794
Interest and dividends from affiliates	14,083	15,936	16,004

	69,440	72,767	73,724

Less investment expense	(2,602)	(2,314)	(2,315)

Net investment income	$66,838	$70,453	$71,409

Analysis of gains (losses) from investments — realized investment gains (losses):
Fixed maturities	$(12,167)	$(11,457)	$453
Change in derivative value	99,005	(114,069)	(7,695)

Realized investment gains (losses)	$86,838	$(125,526)	$(7,242)

A summary of fixed maturities available-for-sale by amortized cost, gross unrealized gains and losses, fair value, and carrying value at December 31, 2009 and 2008, is as follows:

2009	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value

Fixed maturities available for sale:
Bonds:
U.S. government direct obligations and agencies	$4,438	$81	$—	$4,519
GNMA pools	1,836	235	—	2,071
Other mortgage-backed securities	362	26	—	388
States, municipalities and political subdivisions	18,772	—	(468)	18,304
Foreign governments	485	169	—	654
Public utilities	121,190	4,762	(980)	124,972
Industrial and miscellaneous	470,524	16,889	(40,550)	446,863
Redeemable preferred stocks	130,566	3,186	(24,479)	109,273

Total fixed maturities	$748,173	$25,348	$(66,477)	$707,044

UNITED INVESTORS LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS—(Continued)

AS OF DECEMBER 31, 2009 AND 2008, AND FOR THE YEARS ENDED

DECEMBER 31, 2009, 2008, AND 2007

(Dollar amounts in thousands, except per-share data)

2008	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value

Fixed maturities available for sale:
Bonds:
U.S. government direct obligations and agencies	$3,040	$106	$—	$3,146
Government-sponsored enterprises	16,720	—	(1,649)	15,071
GNMA pools	2,171	163	—	2,334
Other mortgage-backed securities	620	14	(1)	633
Foreign governments	965	206	—	1,171
Public utilities	91,680	500	(6,210)	85,970
Industrial and miscellaneous	544,915	8,537	(106,886)	446,566
Redeemable preferred stocks	125,193	1,466	(42,295)	84,364

Total fixed maturities	$785,304	$10,992	$(157,041)	$639,255

A schedule of fixed maturities by contractual maturity at December 31, 2009, is shown below on an amortized cost basis and on a fair value basis. Actual maturities could differ from contractual maturities due to call or prepayment provisions.

	Amortized Cost	Fair Value

Fixed maturities available for sale:
Due in one year or less	$36,036	$36,822
Due after one year through five years	57,399	59,487
Due after five years through ten years	40,376	40,689
Due after ten years through twenty years	189,452	182,522
Due after twenty years	422,712	385,065

	745,975	704,585

Mortgage-backed securities	2,198	2,459

	$748,173	$707,044

Proceeds from sales of fixed maturities available-for-sale were $69,525 in 2009, $23,495 in 2008, and $14,550 in 2007. Gross gains realized on these sales were $8,487 in 2009, $243 in 2008, and $16 in 2007. Gross losses realized on these sales were $3,544 in 2009, $118 in 2008, and $344 in 2007.

During 2008, United Investors sold 52,200 shares of TMK 6.5% Cumulative Preferred Stock to Liberty National, resulting in proceeds of $45.7 million and a realized loss of $6.5 million. No sales of equity securities occurred in 2009 or 2007.

Fair Value Measurements — United Investors measures the fair value of its financial assets based on a hierarchy consisting of three levels to indicate the quality of the fair value measurements as described below:

•	Level 1 — fair values are based on quoted prices in active markets for identical assets or liabilities that the Company has the ability to access as of the measurement date

UNITED INVESTORS LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS—(Continued)

AS OF DECEMBER 31, 2009 AND 2008, AND FOR THE YEARS ENDED

DECEMBER 31, 2009, 2008, AND 2007

(Dollar amounts in thousands, except per-share data)

•

Level 2 — fair values are based on inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. Level 2 inputs include quoted prices for similar assets or liabilities in active markets, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the asset or liability, or inputs that can otherwise be corroborated by observable market data.

•

Level 3 — fair values are based on inputs that are considered unobservable where there is little, if any, market activity for the asset or liability as of the measurement date. In this circumstance, United Investors has to rely on values derived by independent brokers or internally-developed assumptions. Unobservable inputs are developed based on the best information available to the Company which may include the United Investors’ own data or bid and ask prices in the dealer market.

The following tables represent assets measured at fair value on a recurring basis:

	Fair Value Measurements at December 31, 2009, Using:
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Other Unobservable Inputs (Level 3)	Total Fair Value

Corporates	$16,322	$661,986	$2,800	$681,108
Mortgage-backed securities	—	2,459	—	2,459
Other*	—	22,823	654	23,477

Total	$16,322	$687,268	$3,454	$707,044

Percent of total	2.3%	97.2%	0.5%	100%

*	Includes U.S. government, government-sponsored enterprises, and foreign governments.

	Fair Value Measurements at December 31, 2008, Using:
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Other Unobservable Inputs (Level 3)	Total Fair Value

Corporates	$12,845	$592,612	$11,443	$616,900
Mortgage-backed securities	—	2,967	—	2,967
Other*	—	19,388	—	19,388

Total	$12,845	$614,967	$11,443	$639,255

Percent of total	2.0%	96.2%	1.8%	100%

*	Includes U.S. government, government-sponsored enterprises, and foreign governments.

UNITED INVESTORS LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS—(Continued)

AS OF DECEMBER 31, 2009 AND 2008, AND FOR THE YEARS ENDED

DECEMBER 31, 2009, 2008, AND 2007

(Dollar amounts in thousands, except per-share data)

The great majority of United Investors’ fixed maturities are not actively traded and direct quotes are not generally available. Management therefore determines the fair values of these securities after consideration of data provided by third-party pricing services and independent broker/dealers. Over 99% of the fair value reported at December 31, 2009 was determined using data provided by third-party pricing services. Prices provided by third-party pricing services are not binding offers but are estimated exit values. They are based on observable market data inputs which can vary by security type. Such inputs include benchmark yields, available trades, broker/dealer quotes, issuer spreads, benchmark securities, bids, offers, and other market data. Where possible, these prices were corroborated against other independent sources. When corroborated prices present greater variations, additional analysis is required to determine which value is the most appropriate. When only one price is available, management evaluates observable inputs and performs additional analysis to confirm that the price is appropriate. All fair value measurements based on prices determined with observable market data are reported as Level 1 or Level 2 measurements.

When third party vendor prices are not available, United Investors attempts to obtain at least three quotes from broker/dealers for each security. When at least three quotes are obtained, and a standard deviation of such quotes is less than 3%, (suggesting that the independent quotes were likely derived using similar observable inputs), United Investors uses the median quote and classifies the measurement as Level 2. At December 31, 2009, there were no Level 2 assets valued in this manner with broker quotes.

When the standard deviation is 3% or greater, or United Investors cannot obtain three quotes, then additional information and management judgment are required to establish the fair value. The measurement is then classified as Level 3. The Company uses information and valuation techniques deemed appropriate for determining the point within the range of reasonable fair value estimates that is most representative of fair value under current market conditions. As of December 31, 2009, the fair value measurements classified as Level 3 represented less than 1% of total fixed maturities.

UNITED INVESTORS LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS—(Continued)

AS OF DECEMBER 31, 2009 AND 2008, AND FOR THE YEARS ENDED

DECEMBER 31, 2009, 2008, AND 2007

(Dollar amounts in thousands, except per-share data)

The following table represents changes in assets measured at fair value on a recurring basis using significant unobservable inputs (Level 3):

Analysis of Changes in Fair Value Measurements

  Using Significant Unobservable Inputs (Level 3)

	Corporates	Other	Equities	Total

Balance at January 1, 2008	$43,692	$—	$—	$43,692
Total gains or losses:
Included in realized gains (losses)	—	—	—	—
Included in other comprehensive income	(16,438)	—	—	(16,438)
Purchases, issuances, and settlements — net	(13,750)	—	—	(13,750)
Transfers in and/or out of Level 3	(2,061)	—	—	(2,061)

Balance at December 31, 2008	11,443	—	—	11,443

Total gains or losses:
Included in realized gains (losses)	—	—	—	—
Included in other comprehensive income	(5,563)	—	—	(5,563)
Purchases, issuances, and settlements — net	782	—	—	782
Transfers in and/or out of Level 3	(3,862)	654	—	(3,208)

Balance at December 31, 2009	$2,800	$654	$—	$3,454

None of the changes in the fair value of Level 3 assets still held at the reporting date were included in net income.

Other-Than-Temporary Impairments — United Investors’ portfolio of fixed maturities fluctuates in value due to changes in interest rates in the financial markets as well as other factors. Fluctuations caused by market interest rate changes have little bearing on whether or not the investment will be ultimately recoverable. Therefore, United Investors considers these declines in value resulting from changes in market interest rates to be temporary. In certain circumstances, however, United Investors determines that the decline in the value of a security is other-than-temporary and writes the book value of the security down to its fair value, realizing an investment loss. The determination that an impairment is other-than-temporary is highly subjective and involves the careful consideration of many factors. Among the factors considered are:

•	The length of time and extent to which the security has been impaired

•	The reason(s) for the impairment

•	The financial condition of the issuer and the near-term prospects for recovery in fair value of the security

•	United Investors’ ability and intent to hold the security until anticipated recovery

Among the facts and information considered in the process are:

•	Default on a required payment

•	Issuer bankruptcy filings

UNITED INVESTORS LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS—(Continued)

AS OF DECEMBER 31, 2009 AND 2008, AND FOR THE YEARS ENDED

DECEMBER 31, 2009, 2008, AND 2007

(Dollar amounts in thousands, except per-share data)

•	Financial statements of the issuer

•	Changes in credit ratings of the issuer

•	News and information included in press releases issued by the issuer

•	News and information reported in the media concerning the issuer

•	News and information published by or otherwise provided by credit analysts

While all available information is taken into account, it is difficult to predict the ultimately recoverable amount of a distressed or impaired security.

During 2009, the Company wrote down individual security holdings to fair value as a result of other-than-temporary impairment. Bonds with a book value of $21.0 million were written down to a fair value of $3.7 million for a pre-tax loss of $17.3 million.

During 2008, United Investors wrote down individual security holdings to fair value as a result of other-than temporary impairment. Bonds with a book value of $5.0 million were written down to a fair value of $6 thousand for a pre-tax loss of $5.0 million.

During 2007, United Investors wrote down individual security holdings to fair value as a result of other-than temporary impairment. Bonds with a book value of $14.8 million were written down to fair value of $14.4 million for a pre-tax loss of $390 thousand.

Net unrealized losses on fixed maturities increased from $6.6 million at December 31, 2007 to $146.0 million at December 31, 2008 but declined to $41.1 million at December 31, 2009. The financial sector accounted for $50.5 million of the net losses, which were partially offset by $9.4 million of net gains in other sectors in 2009. At December 31, 2008, the financial sector accounted for 64% of the net unrealized losses. Based upon conditions experienced by companies in the bond market and the commercial paper market, United Investors believes that much of the unrealized loss at December 31, 2008 and during the early part of 2009 was attributable to illiquidity in the financial market, which contributed to a spread widening, and accordingly increased unrealized losses, on many securities that United Investors expects to be fully recoverable. Accordingly, as conditions in financial markets improved during 2009, unrealized losses in the portfolio have declined. Due to the strong and stable cash flows generated by its insurance products, United Investors has the ability to hold the securities until recovery. Even though these fixed maturity investments are available for sale, United Investors generally expects and intends to hold any securities which are temporarily impaired until they mature.

UNITED INVESTORS LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS—(Continued)

AS OF DECEMBER 31, 2009 AND 2008, AND FOR THE YEARS ENDED

DECEMBER 31, 2009, 2008, AND 2007

(Dollar amounts in thousands, except per-share data)

The following table discloses unrealized investment losses by class of investment at December 31, 2009 and 2008. United Investors considers these investments to be only temporarily impaired.

	Analysis of Gross Unrealized Investment Losses at December 31, 2009
	Less Than Twelve Months		Twelve Months or Longer		Total
Description of Securities	Market Value	Unrealized Loss	Market Value	Unrealized Loss	Market Value	Unrealized Loss

States, municipalities, and political subdivisions	$18,304	$(468)	$—	$—	$18,304	$(468)
Corporates	75,159	(2,088)	254,898	(63,921)	330,057	(66,009)
Redeemable preferred stocks	—	—	—	—	—	—

Total fixed maturities	$93,463	$(2,556)	$254,898	$(63,921)	$348,361	$(66,477)

	Analysis of Gross Unrealized Investment Losses at December 31, 2008
	Less Than Twelve Months		Twelve Months or Longer		Total
Description of Securities	Market Value	Unrealized Loss	Market Value	Unrealized Loss	Market Value	Unrealized Loss

Government-Sponsored
Enterprise	$15,071	$(1,649)	$—	$—	$15,071	$(1,649)
GNMAs	4	—	—	—	4	—
Other MBS	414	(1)	—	—	414	(1)
Corporates	228,573	(36,651)	237,911	(118,740)	466,484	(155,391)
Redeemable preferred stocks	—	—	—	—	—	—

Total fixed maturities	$244,062	$(38,301)	$237,911	$(118,740)	$481,973	$(157,041)

United Investors held 14 issues (CUSIP numbers) at December 31, 2009 that had been in an unrealized loss position for less than twelve months, compared with 66 issues a year earlier. Additionally, 55 and 62 issues had been in an unrealized loss position twelve months or longer at December 31, 2009 and 2008, respectively. United Investors entire fixed maturity portfolio consisted of 326 issues at December 31, 2009, and 356 issues at December 31, 2008. The weighted average quality rating of all unrealized loss positions as of December 31, 2009 and 2008, was BBB.

UNITED INVESTORS LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS—(Continued)

AS OF DECEMBER 31, 2009 AND 2008, AND FOR THE YEARS ENDED

DECEMBER 31, 2009, 2008, AND 2007

(Dollar amounts in thousands, except per-share data)

4.	DEFERRED ACQUISITION COSTS AND VALUE OF INSURANCE PURCHASED

An analysis of deferred acquisition costs (DAC) and value of insurance purchased (VOBA) is as follows:

	DAC and VOBA
	2009	2008	2007

Balance — beginning of year	$221,526	$208,181	$211,747

Additions — deferred during period:
Commissions	12,546	12,207	12,576
Adjustment attributable to unrealized investment (gains) losses (2)	(16,838)	23,218	3,552
Other expenses	—	1,710	2,149

Total deferred	(4,292)	37,135	18,277

Deductions:
Amortized during period	(16,615)	(16,329)	(20,451)
Unlocking adjustment (1)	(2,480)	(7,461)	(1,392)

Total deductions	(19,095)	(23,790)	(21,843)

Balance — end of year	$198,139	$221,526	$208,181

(1)	The unlocking adjustment resulted from revisions to actuarial assumptions related to guaranteed minimum policy benefits in United Investors’ variable annuity business.

(2)	Represents amounts pertaining to investments relating to universal life-type products

The balance at end of year in the table above includes unamortized VOBA of $1,255, $1,266, and $1,319 at December 31, 2009, 2008, and 2007, respectively. The amount of interest accrued on the unamortized balance of VOBA was approximately $75, $78, and $80 for the years ended December 31, 2009, 2008, and 2007, respectively. The average interest accrual rate used was 6% for each of the years in the three-year period 2007 through 2009. The estimated amount of the unamortized VOBA at December 31, 2009, to be amortized during each of the next five years is; 2010 — $50; 2011 — $47; 2012 — $44, 2013 — $41, and 2014 — $38.

In the event of lapses or early withdrawals in excess of those assumed, DAC may not be recoverable.

UNITED INVESTORS LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS—(Continued)

AS OF DECEMBER 31, 2009 AND 2008, AND FOR THE YEARS ENDED

DECEMBER 31, 2009, 2008, AND 2007

(Dollar amounts in thousands, except per-share data)

5.	FUTURE POLICY BENEFIT RESERVES

A summary of the assumptions used in determining the liability for future policy benefits at December 31, 2009, is as follows:

Interest Assumptions —

	Individual Life Insurance
Years of Issue	Interest Rates	Percent of Liability

1962–2008	3.00% to 6.00%	40%
1986–1992	7.00% graded to 6.00%	21
1962–1985	8.50% graded to 6.00%	1
1984–2007	Interest sensitive	38

		100%

Mortality Assumptions — The mortality tables used are various statutory mortality tables and modifications of:

1965–70 Select and ultimate table

1975–80 Select and ultimate table

Withdrawal Assumptions — Withdrawal assumptions are based on United Investors’ experience.

6.	INCOME TAXES

United Investors is included in the life-nonlife consolidated federal income tax return filed by TMK. Under the tax allocation agreement with TMK, a company with taxable income pays tax equal to the amount it would pay if it filed a separate tax return. A company with a loss is paid a tax benefit currently to the extent that affiliated companies with taxable income utilize that loss.

The components of income taxes for the years ended December 31, 2009, 2008, and 2007, were as follows:

	2009	2008	2007

Income tax expense (benefit)	50,519	$(25,425)	$21,940
Shareholder’s equity:
Unrealized losses	30,828	(40,673)	(7,123)
Pension adjustment	19	(13)	(78)
Tax basis compensation expense (from the exercise of stock options) recognized for financial reporting purposes	—	(116)	(4)

	81,366	$(66,227)	$14,735

UNITED INVESTORS LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS—(Continued)

AS OF DECEMBER 31, 2009 AND 2008, AND FOR THE YEARS ENDED

DECEMBER 31, 2009, 2008, AND 2007

(Dollar amounts in thousands, except per-share data)

Income tax expense (benefit) for the years ended December 31, 2009, 2008, and 2007, consists of:

	2009	2008	2007

Current income tax expense	30,833	$18,465	$28,130
Deferred income tax expense (benefit)	19,686	(43,890)	(6,190)

	50,519	$(25,425)	$21,940

The effective income tax rate differed from the expected statutory rate of 35% in 2009, 2008, and 2007, as shown below:

	2009	%	2008	%	2007	%

Expected income tax expense (benefit)	$53,824	35%	$(18,734)	(35)%	$28,882	35%
Reduction in income taxes resulting from:
Tax-exempt investment income	(5,228)	(3)	(6,588)	(12)	(6,521)	(8)
Other	1,923	—	(103)	—	(421)	—

Income tax expense (benefit)	50,519	32%	$(25,425)	(47)%	$21,940	27%

The tax effects of temporary differences that gave rise to significant portions of the deferred tax assets and deferred tax liabilities for the years ended December 31, 2009 and 2008, are presented below:

	2009	2008

Deferred tax assets:
Present value of future policy surrender charges	$3,112	$3,308
Unrealized losses	11,873	42,720
Derivative losses	5,547	40,175
Fixed maturity investments	6,121	1,567
Other	2,790	2,181

Total gross deferred tax assets	29,443	89,951

Deferred tax liabilities:
Future policy benefits and unearned and advance premiums	47,146	56,085
Deferred acquisition costs	52,580	53,616

Total gross deferred tax liabilities	99,726	109,701

Net deferred tax liability	$70,283	$19,750

United Investors Federal income tax returns are routinely audited by the Internal Revenue Service (IRS). The IRS completed its examination of United Investors’ 2003 and 2004 tax years during 2008. United Investors was not impacted by this settlement. During 2009, the IRS completed its review of United Investors’ 2005, 2006, and 2007 tax years. United Investors was not impacted by this settlement. The statute of limitations for the assessment of additional tax are closed for all tax years prior to 2006.

UNITED INVESTORS LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS—(Continued)

AS OF DECEMBER 31, 2009 AND 2008, AND FOR THE YEARS ENDED

DECEMBER 31, 2009, 2008, AND 2007

(Dollar amounts in thousands, except per-share data)

Management believes that adequate provision has been made in the financial statements for any potential assessments that may result from the completed examinations, future tax examinations, and other tax-related matters for all open tax years.

The net deferred tax liability is included as a component of current and deferred income taxes in the balance sheet. A valuation allowance is to be provided when it is more likely than not that deferred tax assets will not be realized by United Investors. No valuation allowance has been recorded since, in management’s judgment, United Investors will more likely than not have sufficient taxable income in future periods to fully realize its existing deferred tax assets.

As noted in Note 1 — Significant Accounting Policies — United Investors adopted FIN 48, an interpretation which was issued to clarify the accounting for income taxes by providing a methodology for the financial statement recognition and measurement of uncertain income tax positions taken or expected to be taken in a tax return. As a result of the adoption, United Investors recognized a $59 decrease to its liability for unrecognized tax benefits. This decrease was accounted for as an adjustment to the January 1, 2007 balance of “Retained earnings” on the Balance Sheet. Including the cumulative effect decrease at January 1, 2007, United Investors had approximately $64 of total gross unrecognized tax benefits, excluding $5 of accrued interest expense net of federal tax benefits. If recognized in future periods, $64 of the gross unrecognized tax benefits as of January 1, 2007 would have reduced the effective tax rate.

A reconciliation of the beginning and ending amount of unrecognized tax benefits (excluding effects of accrued interest, net of federal tax benefits) for the years 2007 through 2009 is as follows:

	2009	2008	2007

Balance — January 1	$156	$118	$64
Increase based on tax positions taken in current period	38	38	37
Increase related to tax positions taken in prior periods	—	—	17
Decrease related to tax positions taken in prior periods	(119)	—	—

Balance — December 31	$75	$156	$118

If recognized in future periods, the entire balance at December 31, 2009, 2008, and 2007 would reduce the effective tax rate.

United Investors’ continuing practice is to recognize interest and penalties related to income tax matters in income tax expense. United Investors has recognized interest (benefit) expense of $(11), $7, and $1 net of Federal income tax benefits, in its Statement of Operations for 2009, 2008 and 2007, respectively. United Investors has an accrued interest payable of $253, net of Federal income tax benefits, which is comprised of a $2 interest payable relating to uncertain tax positions and a $251 interest payable relating to prior year IRS examination settlements. United Investors has no accrued penalties as of December 31, 2009.

UNITED INVESTORS LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS—(Continued)

AS OF DECEMBER 31, 2009 AND 2008, AND FOR THE YEARS ENDED

DECEMBER 31, 2009, 2008, AND 2007

(Dollar amounts in thousands, except per-share data)

7.	POSTRETIREMENT BENEFITS AND STOCK OPTION PLANS

Pension Plans — United Investors participates in retirement benefit plans and savings plans sponsored by TMK, which cover substantially all employees. There is also a nonqualified, noncontributory excess benefit pension plan which covers certain employees. The total cost of these retirement plans charged to United Investors’ operations was as follows:

Years Ended December 31	Defined Contribution Plans	Defined Benefit Pension Plans

2009	$6	$153
2008	19	89
2007	29	51

United Investors accrues expense for the defined contribution plans based on a percentage of the employees’ contributions. The plans are funded by the employee contributions and a United Investors contribution equal to the amount of accrued expense. Plan contributions are both mandatory and discretionary, depending on the terms of the plan.

Cost for the defined benefit pension plans has been calculated on the projected unit credit actuarial cost method. All plan measurements for the defined benefit plans are as of December 31 of the respective year. The defined benefit pension plan covering the majority of employees is funded. Contributions are made to this funded pension plan subject to minimums required by regulation and maximums allowed for tax purposes. As of December 31, 2009, TMK estimates that a contribution amount not to exceed $20 million will be made by TMK to the defined benefit pension plan during 2010.

In January, 2007, Torchmark approved and implemented a new Supplemental Executive Retirement Plan (SERP), which provides to a limited number of executives an additional supplemental defined pension benefit. The supplemental benefit is based on the participant’s qualified plan benefit without consideration to the regulatory limits on compensation and benefit payments applicable to qualified plans, except that eligible compensation is capped at $1 million. The SERP is unfunded. However, life insurance policies on the lives of plan participants were established during 2009 for this plan with an unaffiliated insurance carrier. The premiums for the coverage paid in 2009 were $11 million. Because this plan is unqualified, the policyholder value of these policies is not included as defined benefit plan assets but as assets of the Company. The liability at December 31, 2009 was $32 million, of which the Company’s share was $372 thousand. The liability at December 31, 2008 was $28 million, of which the Company’s share was $381 thousand. Subsequent to December 31, 2009, the Company contributed an additional $372 thousand into a “Rabbi Trust” for this plan.

UNITED INVESTORS LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS—(Continued)

AS OF DECEMBER 31, 2009 AND 2008, AND FOR THE YEARS ENDED

DECEMBER 31, 2009, 2008, AND 2007

(Dollar amounts in thousands, except per-share data)

Plan assets in the funded plan consist primarily of investments in marketable fixed maturities and equity securities and are valued at fair market value. TMK, which manages plan assets, measures the fair value of its financial assets, including the assets in its benefit plans, in accordance with accounting guidance which establishes a hierarchy for asset values and provides a methodology for the measurement of value. The assets of TMK’s defined benefit pension plans by component for the years ended December 31, 2009 and 2008, are as follows:

	Fair Value Measurements at December 31, 2009
	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total	% to Total

Equity securities:
Consumer,
Non-Cyclical	$12,606	$—	$—	$12,606	6%
Financial	23,440	—	—	23,440	12
Utilities	3,554	—	—	3,554	2
Industrial	7,973	—	—	7,973	4
Technology	7,801	—	—	7,801	4
Other	2,774	—	—	2,774	1

Total equity securities	58,148	—	—	58,148	29

Corporate bonds	10,174	118,786	3,078	132,038	66
Other bonds	—	813	—	813	0
Short-term investments	8,176	—	—	8,176	4
Cash	2,210	—	—	2,210	1

Grand total	$78,708	$119,599	$3,078	$201,385	100%

	Fair Value Measurements at December 31, 2008
	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total	% to Total

Equity securities:
Consumer,
Non-Cyclical	$9,520	$—	$—	$9,520	6%
Financial	25,649	—	—	25,649	15
Energy	4,267	—	—	4,267	3
Industrial	7,877	—	—	7,877	5

Total equity securities	47,313	—	—	47,313	29

Corporate bonds	9,203	61,214	—	70,417	42
Other bonds	—	860	—	860	1
Short-term investments	44,802	—	—	44,802	27
Cash	1,312	—	—	1,312	1

Grand total	$102,630	$62,074	$—	$164,704	100%

UNITED INVESTORS LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS—(Continued)

AS OF DECEMBER 31, 2009 AND 2008, AND FOR THE YEARS ENDED

DECEMBER 31, 2009, 2008, AND 2007

(Dollar amounts in thousands, except per-share data)

Investment objectives for plan assets include preservation of capital, preservation of purchasing power, and long-term growth. Preservation of capital is sought through investments made in high-quality securities with adequate diversification to minimize risk. The portfolio is monitored continuously for changes in quality and diversification mix. The preservation of purchasing power is intended to be accomplished through asset growth, exclusive of contributions and withdrawals, in excess of the rate of inflation. The intention is to maintain investments that, when combined with future plan contributions, will produce adequate long-term growth to provide for all plan obligations. It is also an objective that the portfolio’s investment return meet or exceed the return of a balanced market index.

All of the securities in the portfolio are highly marketable so that there will be adequate liquidity to meet projected payments. There are no specific policies calling for asset durations to match those of benefit obligations.

Allowed investments are limited to equities, fixed maturities, and short-term investments (invested cash). Equities include common and preferred stocks, securities convertible into equities, and mutual funds that invest in equities. Fixed maturities consist of marketable debt securities rated invested grade at purchase by a major rating agency. Short-term investments include fixed maturities with maturities less than one year and invested cash. Target asset allocations are as follows with a 20% allowable variance as noted.

Asset Type	Target	Minimum	Maximum

Equities	65%	45%	85%
Fixed maturities	35	15	55
Short-term investments	—	—	20

Short-term divergences due to rapid market movements are allowed.

Portfolio risk is managed through quality standards, diversification, and continuous monitoring. Equities must be listed on major exchanges and adequate market liquidity is required. Fixed maturities must be rated investment grade at purchase by a major rating agency. Short-term investments in commercial paper must be rated at least A-2 by Standard and Poor’s with the issuer rated investment grade. Invested cash is limited to banks rated A or higher. Investments outside of the aforementioned list are not permitted, except by prior approval of the Plan’s Trustees. At December 31, 2009, there were no restricted investments contained in the portfolio.

The investment portfolio is to be well diversified to avoid undue exposure to a single sector, industry, business, or security. The equity and fixed-maturity portfolios are not permitted to invest in any single issuer that would exceed 10% of total plan assets at the time of purchase. TMK does not employ any other special risk management techniques, such as derivatives, in managing the pension investment portfolio.

UNITED INVESTORS LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS—(Continued)

AS OF DECEMBER 31, 2009 AND 2008, AND FOR THE YEARS ENDED

DECEMBER 31, 2009, 2008, AND 2007

(Dollar amounts in thousands, except per-share data)

The following table discloses the assumptions used to determine the pension liabilities and costs for the appropriate periods. The discount and compensation increase rates are used to determine current year projected benefit obligations and subsequent year pension expense. The long-term rate of return is used to determine current year expense. Differences between assumptions and actual experience are included in actuarial gain or loss.

Weighted Average Pension Plan Assumptions	2009	2008

Benefit obligations — December 31:
Discount rate	6.31%	6.31%
Rate of compensation increase	3.79	3.84

	2009	2008	2007

Periodic benefit cost for the year:
Discount rate	6.31%	6.62%	6.15%
Expected long-term returns	7.95	7.94	9.00
Rate of compensation increase	3.84	3.91	3.85

The discount rate is determined based on the expected duration of plan liabilities. A yield is then derived based on the current market yield of a hypothetical portfolio of high-quality corporate bonds which match the liability duration. The rate of compensation increase is projected based on Torchmark’s experience, modified as appropriate for future expectations. The expected long-term rate of return on plan assets is TMK management’s best estimate of the average rate of earnings expected to be received on the assets invested in the plan over the benefit period. In determining this assumption, consideration is given to the historical rate of return earned on the assets, the projected returns over future periods, and the spread between the long-term rate of return on plan assets and the discount rate used to compute benefit obligations.

Net periodic pension cost for the defined benefit plans by expense component for the years ended December 31, 2009, 2008, and 2007, was as follows:

	2009	2008	2007

Service cost — benefits earned during period	$7,261	$7,400	$7,990
Interest cost on projected benefit obligation	13,814	13,624	12,672
Expected return on assets	(14,881)	(15,290)	(17,010)
Net amortization and deferral	11,130	3,002	2,634

Total net periodic cost	17,324	8,736	6,286

Periodic cost allocated to other participating employers	(17,171)	(8,647)	(6,235)

United Investors’ net periodic cost	$153	$89	$51

UNITED INVESTORS LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS—(Continued)

AS OF DECEMBER 31, 2009 AND 2008, AND FOR THE YEARS ENDED

DECEMBER 31, 2009, 2008, AND 2007

(Dollar amounts in thousands, except per-share data)

An analysis of the impact on other comprehensive income (loss) is as follows:

	2009	2008

Balance — January 1	$(260)	$(222)
Amortization of prior service cost	8	32
Amortization of net loss/(gain)	27	—
Experience gain (loss)	18	(70)

Balance — December 31	$(207)	$(260)

The portion of other comprehensive income that is expected to be reflected in pension expense in 2010 is as follows:

Amortization of prior service cost	$23
Amortization of net loss	9

Total	$32

The following table presents a reconciliation from the beginning to the end of the year of the benefit obligation and plan assets. This table also presents a reconciliation of the plan’s funded status with the amounts recognized on United Investors’ financial statements.

Pension Benefits	2009	2008

Changes in benefit obligation:
Obligation at the beginning of year	$219,444	$213,780
Service cost	7,261	7,400
Interest cost	13,814	13,624
Actuarial (gain) loss	6,263	1,478
Benefits paid	(16,012)	(16,838)

Obligation at the end of year	230,770	219,444

Changes in plan assets:
Fair value at the beginning of year	164,703	170,440
Return on assets	38,461	(41,101)
Contributions	14,233	52,202
Benefits paid	(16,012)	(16,838)

Fair value at the end of year	201,385	164,703

Funded status at year-end	(29,385)	(54,741)

Net funded status allocated to other TMK participating employers	(30,439)	(55,724)

United Investors’ funded status at year-end	$1,054	$983

Amounts recognized in accumulated other comprehensive income consist of:
Net loss	$82,118	$108,536
Prior service cost	9,736	11,761

Net amounts recognized at year end	91,854	120,297

Net amount recognized allocated to other TMK participating employers	(91,647)	(120,037)

United Investors’ net amount recognized at year-end	$207	$260

UNITED INVESTORS LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS—(Continued)

AS OF DECEMBER 31, 2009 AND 2008, AND FOR THE YEARS ENDED

DECEMBER 31, 2009, 2008, AND 2007

(Dollar amounts in thousands, except per-share data)

The accumulated benefit obligation (ABO) for TMK’s funded defined benefit pension plan was $184 million and $177 million at December 31, 2009 and 2008, respectively. The ABO for TMK’s unfunded SERP plan was $23 million and $20 million at December 31, 2009 and 2008, respectively.

TMK has estimated its expected pension benefits to be paid over the next ten years as of December 31, 2009. These estimates use the same assumptions that measure the benefit obligation at December 31, 2009, taking estimated future employee service into account. Those estimated benefits are as follows:

Years Ending December 31, 2009

2010	$11,587
2011	11,751
2012	12,110
2013	12,914
2014	13,740
2015–2019	83,113

United Investors’ portion of these benefits is immaterial.

Postretirement Benefit Plans Other Than Pensions — United Investors provides a small postretirement life insurance benefit for most retired employees, and also provides additional postretirement life insurance benefits for certain key employees. The majority of the life insurance benefits are accrued over the working lives of active employees. Since the plan is closed to new participants, the annual expense is not considered significant.

United Investors’ employees are not eligible for postretirement benefits other than pension or life insurance. However, Liberty National, the stockholder of United Investors, does subsidize a portion of the cost for health insurance benefits for employees of United Investors who retired before February 1, 1993, and before age sixty-five, covering them until they attain the age of sixty-five. Eligibility for this benefit was generally achieved at age fifty-five with at least fifteen years of service. This subsidy is minimal to retired employees who did not retire before February 1, 1993. This plan is unfunded and the liability and expense related to United Investors’ employees is not material.

Stock Option Plans — Certain employees of United Investors have been granted fixed equity options to buy shares of Torchmark stock at the market value of the stock on the date of grant, under the provisions of the Torchmark stock option plans. The options are exercisable during the period commencing from the date they vest until expiring according to the terms of the grant. Options generally expire the earlier of employee termination or option contract term, which ranges from seven to eleven years. Employee stock options generally vest one-half in two years and one-half in three years. Stock options awarded in connection with compensation deferrals by certain executives generally vest over a range of six to ten years. All options vest immediately upon the attainment of age 65, subject to a minimum vesting period of one year for employees.

UNITED INVESTORS LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS—(Continued)

AS OF DECEMBER 31, 2009 AND 2008, AND FOR THE YEARS ENDED

DECEMBER 31, 2009, 2008, AND 2007

(Dollar amounts in thousands, except per-share data)

An analysis of Torchmark shares available for grant is as follows:

	Available for Grant
	2009	2008	2007

Balance at January 1	$2,136,806	$3,136,000	$465,224
Adoption of new plans	—	—	3,250,000
Cancelled on termination of prior plans	—	—	(36,812)
Expired and forfeited during year	25,000	8,000	15,300
Options granted during year	(928,850)	(949,750)	(547,712)
Restricted stock granted during year	(83,263)	(57,444)	(10,000)

Balance at December 31	$1,149,693	$2,136,806	$3,136,000

A summary of option activity applicable to United Investors for the years ended December 31, 2009, 2008, and 2007 is presented below. There were no options granted in 2009.

	2009	2008	2007

Stock-based compensation expense recognized*	$20	$65	$66
Tax benefit recognized	7	23	23
Weighted-average grant-date fair value of options granted	—	9	13
Intrinsic value of options exercised	—	363	13
Cash received from options exercised	—	1,368	19
Actual tax benefit received from exercises	—	127	4

*	No stock-based compensation expense was capitalized in any period.

	2009		2008		2007
	Options	Weighted Average Exercise Price	Options	Weighted Average Exercise Price	Options	Weighted Average Exercise Price

Outstanding — beginning of year	40,493	$53.26	72,279	$51.51	71,274	$52.53
Granted	—	—	3,500	62.68	5,000	64.59
Transferred	—	—	—	—	(500)	44.89
Exercised	—	—	(26,536)	51.56	(495)	37.44
Expired and forfeited	—	—	(8,750)	61.83	(3,000)	59.81

Outstanding — end of year	40,493	53.26	40,493	53.26	72,279	53.22

Exercisable at end of year	39,243	52.90	36,743	52.14	59,779	51.51

UNITED INVESTORS LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS—(Continued)

AS OF DECEMBER 31, 2009 AND 2008, AND FOR THE YEARS ENDED

DECEMBER 31, 2009, 2008, AND 2007

(Dollar amounts in thousands, except per-share data)

Additional information about United Investors applicable stock-based compensation as of December 31 2009 and 2008, is as follows:

	2009	2008

Outstanding options:
Weighted-average remaining contractual term (in years)	1.05	2.05
Aggregate intrinsic value	$21	$25

Exercisable options:
Weighted-average remaining contractual term (in years)	1.05	2.05
Aggregate intrinsic value	$21	$25

Unrecognized compensation	$1	$21
Weighted average period of expected recognition (in years)	1.05	1.00

*	Includes restricted stock.

Additional information concerning unvested options is as follows:

	2009	2008

Number of shares outstanding	1,250	3,750
Weighted-average exercise price (per share)	$64.59	$64.29
Weighted-average remaining contractual term (in years)	1.1	2.1
Aggregate intrinsic value	$—	$—

Torchmark expects that substantially all unvested options will vest.

The following table summarizes information about stock options outstanding at December 31, 2009.

		Options Outstanding		Options Exercisable
Exercise Price	Number Outstanding	Weighted- Average Remaining Contractual Life (Years)	Weighted- Average Exercise Price	Number Exercisable	Weighted- Average Exercise Price

$37.44	2,500	1.1	$37.44	2,500	$37.44
41.26	1,849	1.1	41.26	1,849	41.26
44.89	5,000	1.1	44.89	5,000	44.89
54.77	17,144	1.1	54.77	17,144	54.77
55.48	4,500	1.1	55.48	4,500	55.48
56.24	4,500	1.1	56.24	4,500	56.24
63.70	2,500	1.1	63.70	2,500	63.70
64.59	2,500	1.1	64.59	1,250	64.59

	40,493	1.1	53.26	39,243	52.90

UNITED INVESTORS LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS—(Continued)

AS OF DECEMBER 31, 2009 AND 2008, AND FOR THE YEARS ENDED

DECEMBER 31, 2009, 2008, AND 2007

(Dollar amounts in thousands, except per-share data)

8.	RELATED-PARTY TRANSACTIONS

United Investors paid commissions to Liberty National for certain United Investors policies sold by Liberty National agents. The amounts of commissions were $864, $950, and $1,053, in 2009, 2008, and 2007, respectively.

United Investors was charged for space, equipment, and services provided by Liberty National amounting to $1,047 in 2009, $1,480 in 2008, and $1,542 in 2007.

TMK performed certain administrative services for United Investors for which it was charged $192 in 2009, $264 in 2008, and $192 in 2007.

TMK performs investment management services for United Investors for which it was charged $2,064, $2,136, and $2,124 in 2009, 2008, and 2007, respectively.

During 2009, United Investors loaned in a series of notes, $223,000 to TMK, and TMK Re, Ltd. (TMK Re). These notes had interest rates of 3.25% and were repaid in 2009. $45,000 loaned to TMK Re remained outstanding at year end 2009. The interest income related to these notes of $1,427 is included in the accompanying financial statements.

During 2008, United Investors loaned in a series of notes, $100,434 to TMK, Liberty National Life Insurance Company (LNL) and TMK Re. These notes had interest rates ranging from 3.25% to 5.25% and were repaid in 2008. $10,000 loaned to TMK Re remained outstanding at year end 2008. The interest income related to these notes of $255 is included in the accompanying financial statements.

During 2007, United Investors loaned, in a series of notes, $28,000 to TMK, United American Insurance Company (United American), and Globe Life and Accident Insurance Company. These notes had interest rates ranging from 7.75% to 8.25% and were repaid in 2007. The interest income related to these notes of $39 is included in the accompanying financial statements.

During 2009, United Investors borrowed $15,000 from United American Insurance Company. This note had an interest rate of 3.25% and was repaid in 2009. The interest expense related to this note of $68 is included in the accompanying financial statements.

During 2008, United Investors borrowed in a series of notes $33,000 from TMK and Liberty National Life. These notes had interest rates ranging from 5.00% to 7.5% and were repaid in 2008. The interest expense related to these notes of $127 is included in the accompanying financial statements. During 2008, United Investors also repaid the $7,000 TMK note that was outstanding at December 31, 2007.

During 2007, United Investors borrowed, in a series of notes, $16,000 from TMK, of which $7,000 remained outstanding at year-end. These notes had interest rates ranging from 7.5% to 8.25%. The interest expense related to these notes of $122 is included in the accompanying financial statements.

Effective January 1, 1997, United Investors assumed a block of annuity products totaling $200,321 from United American on a 100% funds withheld basis. The funds withheld totaled $815,941 and $675,481 at December 31, 2009 and 2008, respectively. Interest income totaled $42,691, $43,384, and $31,612, in 2009, 2008, and 2007, respectively, and is reflected as other income in the accompanying statements of operations. The reserve for annuity balances assumed in connection with this business totaled $831,496 and $686,517 as of December 31, 2009 and 2008, respectively. United Investors reimbursed United American for administrative expense in the amount of $2,716, $2,361, and $2,041 in 2009, 2008, and 2007, respectively.

UNITED INVESTORS LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS—(Continued)

AS OF DECEMBER 31, 2009 AND 2008, AND FOR THE YEARS ENDED

DECEMBER 31, 2009, 2008, AND 2007

(Dollar amounts in thousands, except per-share data)

Effective October 1, 1985, United Investors assumed a block of ordinary life policies from Liberty National. The reserve for the assumed policies totaled $4,914 and $5,084 as of December 31, 2009 and 2008, respectively. Associated assumed premiums totaled $93, $124, and $165 in 2009, 2008, and 2007 respectively.

United Investors serves as sponsor to seven separate accounts at December 31, 2009.

As of December 31, 2009, United Investors owns 136,012 shares of TMK 6.5% Cumulative Preferred Stock, Series A, and 52,200 shares of TMK 7.15% Cumulative Preferred Stock, Series A. Dividend income on TMK preferred stock was $12,573 in 2009, $15,683 in 2008, and $15,966 in 2007. Accrued dividend income on these shares at December 31, 2009, 2008, and 2007, was $477 in each year.

9.	COMMITMENTS AND CONTINGENCIES

Reinsurance — United Investors reinsures that portion of insurance risk which is in excess of its retention limit. The maximum net retention limit for ordinary life insurance is $500 per life. Life insurance ceded represented 4.1% of total life insurance in force at December 31, 2009, and less than 4.0% of premium income for 2009. United Investors would be liable for the reinsured risks ceded to other companies to the extent that such reinsuring companies are unable to meet their obligation. Except as disclosed in Note 8, United Investors does not assume insurance risks of other companies.

Litigation — United Investors is engaged in routine litigation arising from the normal course of business. In management’s opinion, this litigation will not materially affect United Investors’ financial position or results of operations.

Concentrations of Credit Risk — The Company maintains a diversified investment portfolio with limited concentration to any one issuer. The portfolio consists of investment-grade corporate securities (63%); preferred stock in affiliates (19%); short-term investments (6%); below investment-grade securities (6%); policy loans (3%), which are secured by the underlying insurance policy values; securities of state and municipal governments (2%); and other fixed maturities (1%).

Corporate debt and equity investments are made in a wide range of industries. Below are the ten largest industry concentrations held in the corporate portfolio at December 31, 2009, based on fair value: insurance carriers (20%); electric services (19%); banks (15%); oil and gas (9%); pipelines (5%); telecommunications (4%); food (3%); media (3%); transportation (2%); and building materials (2%). At year-end 2009, 6% of invested assets were represented by fixed maturities rated below investment grade (BB or lower as rated by the weighted average of available ratings from rating services). Par value of these investments was $168 million, amortized cost was $89 million, and fair value was $59 million. While these investments could be subject to additional credit risk, such risk should generally be reflected in market value.

Collateral Requirements — United Investors requires collateral for investments in instruments where collateral is available and typically required because of the nature of the investment. Since the majority of United Investors’ investments are in government, government-secured, or corporate securities, the requirement for collateral is rare.

UNITED INVESTORS LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS—(Continued)

AS OF DECEMBER 31, 2009 AND 2008, AND FOR THE YEARS ENDED

DECEMBER 31, 2009, 2008, AND 2007

(Dollar amounts in thousands, except per-share data)

10.	SUPPLEMENTAL DISCLOSURES OF CASH FLOW INFORMATION

The following table summarizes United Investors’ non-cash transactions, which are not reflected on the statements of cash flows:

	Stock Option Memo Year Ended December 31
	2009	2008	2007

Paid-in capital from tax benefit for stock option exercises	$—	$116	$4
Other stock-based compensation not involving cash	20	65	66

The following table summarizes certain amounts paid during the period:

	Year Ended December 31
	2009	2008	2007

Income taxes	$27,963	$19,276	$26,469
Interest	68	127	122

11.	BUSINESS SEGMENTS

United Investors’ segments are based on the insurance product lines it markets and administers; life insurance and annuities. These major product lines are set out as segments because of the common characteristics of products within these categories, comparability of margins, and the similarity in regulatory environment and management techniques. There is also an investment segment which manages the investment portfolio, debt, and cash flows for the insurance segments and the corporate function.

Life insurance products include traditional and interest-sensitive whole life insurance as well as term life and variable life insurance. Annuities include both fixed-benefit and variable contracts. Variable contracts allow policyholders to choose from a variety of mutual funds in which to direct their deposits.

United Investors markets its insurance products through a number of distribution channels, each of which sells the products of one or more of United Investors’ insurance segments. The tables below present segment premium revenue by each of United Investors’ marketing groups.

	For the Year 2009
	Life		Annuity		Total
	Amount	% of Total	Amount	% of Total	Amount	% of Total

Independent Producers	$6,695	10.3%	$—	—%	$6,695	10.3%
Waddell & Reed	43,314	66.5	—	—	43,314	66.5
Liberty National	11,522	17.7	—	—	11,522	17.7
United American	210	0.3	526	100.0	736	0.3
Globe Direct Response	3,404	5.2	—	—	3,404	5.2

Total premium income	$65,145	100.0%	$526	100.0%	$65,671	100.0%

UNITED INVESTORS LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS—(Continued)

AS OF DECEMBER 31, 2009 AND 2008, AND FOR THE YEARS ENDED

DECEMBER 31, 2009, 2008, AND 2007

(Dollar amounts in thousands, except per-share data)

	For the Year 2008
	Life		Annuity		Total
	Amount	% of Total	Amount	% of Total	Amount	% of Total

Independent Producers	$6,918	10.1%	$—	—%	$6,918	10.1%
Waddell & Reed	44,618	65.3	—	—	44,618	65.3
Liberty National	12,672	18.5	—	—	12,672	18.5
United American	223	0.3	620	100.0	843	0.3
Globe Direct Response	3,953	5.8	—	—	3,953	5.8

Total premium income	$68,384	100.0%	$620	100.0%	$69,004	100.0%

	For the Year 2007
	Life		Annuity		Total
	Amount	% of Total	Amount	% of Total	Amount	% of Total

Independent Producers	$7,376	10.4%	$—	—%	$7,376	10.4%
Waddell & Reed	45,870	64.4	—	—	45,870	64.4
Liberty National	13,883	19.5	—	—	13,883	19.5
United American	243	0.3	596	100.0	839	0.3
Globe Direct Response	3,830	5.4	—	—	3,830	5.4

Total premium income	$71,202	100.0%	$596	100.0%	$71,798	100.0%

Because of the nature of the insurance industry, United Investors has no individual or group which would be considered a major customer. Substantially all of United Investors’ business is conducted in the United States, primarily in the Southeast and Southwest regions.

The measure of profitability for insurance segments is underwriting income before other income and administrative expenses, in accordance with the manner the segments are managed. It essentially represents gross profit margin on insurance products before administrative expenses and consists of premiums, less net policy obligations, acquisition expenses, and commissions. It differs from GAAP pretax operating income before other income and administrative expense for two primary reasons. First, there is a reduction to policy obligations for interest credited by contract to policyholders because this interest is earned and credited by the investment segment. Second, interest is also added to acquisition expense which represents the implied interest cost of DAC, which is funded by and is attributed to the investment segment.

UNITED INVESTORS LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS—(Continued)

AS OF DECEMBER 31, 2009 AND 2008, AND FOR THE YEARS ENDED

DECEMBER 31, 2009, 2008, AND 2007

(Dollar amounts in thousands, except per-share data)

The measure of profitability for the investment segment is excess investment income, which represents the income earned on the investment portfolio in excess of net policy requirements. The investment segment is measured on a tax-equivalent basis, equating the return on tax-exempt investments to the pretax return on taxable investments. Other than the above-mentioned interest allocations, there are no other inter-segment revenues or expenses. All other unallocated revenues and expenses on a pretax basis, including insurance administrative expense, are included in the “Other” segment category. The tables below set forth a reconciliation of United Investors’ revenues and operations by segment to its major line items at the statements of operations.

	For the Year 2009
	Life	Annuity	Investment	Other	Total

Revenues:
Premiums	$65,145	$526	$—	$—	$65,671
Policy charges and fees	17,698	9,177	—	—	26,875
Net investment income	—	—	66,838	—	66,838
Other income	—	42,691	—	22	42,713

Total revenues	82,843	52,394	66,838	22	202,097

Benefits and expenses:
Policy benefits	66,321	38,624	—	—	104,945
Required reserve interest	(24,730)	(6,965)	31,695	—	—
Amortization of acquisition costs	9,930	9,165	—	—	19,095
Commissions and premium taxes	3,695	166	—	—	3,861
Required interest on acquisition costs	7,012	2,315	(9,327)	—	—

Total benefits and expenses	62,228	43,305	22,368	—	127,901

Underwriting income before other income and administrative expense	20,615	9,089	44,470	22	74,196
Other operating expenses	—	—	—	(7,252)	(7,252)

Measure of segment profitability	$20,615	$9,089	$44,470	$(7,230)	66,944

Realized investment gains adjustment					86,838

Pretax operating income					$153,782

UNITED INVESTORS LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS—(Continued)

AS OF DECEMBER 31, 2009 AND 2008, AND FOR THE YEARS ENDED

DECEMBER 31, 2009, 2008, AND 2007

(Dollar amounts in thousands, except per-share data)

	For the Year 2008
	Life	Annuity	Investment	Other	Total

Revenues:
Premiums	$68,384	$620	$—	$—	$69,004
Policy charges and fees	20,826	13,771	—	—	34,597
Net investment income	—	—	70,453	—	70,453
Other income	—	43,383	—	427	43,810

Total revenues	89,210	57,774	70,453	427	217,864

Benefits and expenses:
Policy benefits	71,144	38,990	—	—	110,134
Required reserve interest	(24,626)	(7,199)	31,825	—	—
Amortization of acquisition costs	10,095	13,695	—	—	23,790
Commissions and premium taxes	5,773	142	—	—	5,915
Required interest on acquisition costs	7,555	2,979	(10,534)	—	—

Total benefits and expenses	69,941	48,607	21,291	—	139,839

Underwriting income before other income and administrative expense	19,269	9,167	49,162	427	78,025
Other operating expenses	—	—	—	(6,024)	(6,024)

Measure of segment profitability	$19,269	$9,167	$49,162	$(5,597)	72,001

Realized investment loss adjustment					(125,526)

Pretax operating loss					$(53,525)

UNITED INVESTORS LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS—(Continued)

AS OF DECEMBER 31, 2009 AND 2008, AND FOR THE YEARS ENDED

DECEMBER 31, 2009, 2008, AND 2007

(Dollar amounts in thousands, except per-share data)

	For the Year 2007
	Life	Annuity	Investment	Other	Total

Revenues:
Premiums	$71,202	$596	$—	$—	$71,798
Policy charges and fees	21,112	19,868	—	—	40,980
Net investment income	—	—	71,409	—	71,409
Other income	—	31,612	—	519	32,131

Total revenues	92,314	52,076	71,409	519	216,318

Benefits and expenses:
Policy benefits	65,573	27,674	—	—	93,247
Required reserve interest	(24,273)	(8,290)	32,563	—
Amortization of acquisition costs	11,869	9,974	—	—	21,843
Commissions and premium taxes	4,515	119	—	—	4,634
Required interest on acquisition costs	7,931	3,548	(11,479)	—	—

Total benefits and expenses	65,615	33,025	21,084	—	119,724

Underwriting income before other income and administrative expense	26,699	19,051	50,325	519	96,594
Other operating expenses	—	—	—	(6,832)	(6,832)

Measure of segment profitability	$26,699	$19,051	$50,325	$(6,313)	89,762

Realized investment loss adjustment					(7,242)

Pretax operating income					$82,520

Assets for each segment are reported based on a specific identification basis. The insurance segments’ assets contain DAC, VOBA, and separate account assets. The investment segment includes the investment portfolio, cash, and accrued investment income. All other assets are included in the other category. The table below reconciles segment assets to total assets as reported in the accompanying financial statements.

	December 31, 2009
	Life	Annuity	Investment	Other	Total

Cash and invested assets	$—	$—	$987,710	$—	$987,710
Accrued investment income	—	—	14,037	—	14,037
DAC & VOBA	116,664	81,475	—	—	198,139
Goodwill	23,563	3,065	—	—	26,628
Separate account assets	158,162	634,661	—	—	792,823
Other assets	—	815,941	—	51,998	867,939

Total assets	$298,389	$1,535,142	$1,001,747	$51,998	$2,887,276

UNITED INVESTORS LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS—(Continued)

AS OF DECEMBER 31, 2009 AND 2008, AND FOR THE YEARS ENDED

DECEMBER 31, 2009, 2008, AND 2007

(Dollar amounts in thousands, except per-share data)

	December 31, 2008
	Life	Annuity	Investment	Other	Total

Cash and invested assets	$—	$—	$925,028	$—	$925,028
Accrued investment income	—	—	14,189	—	14,189
DAC & VOBA	140,190	81,336	—	—	221,526
Goodwill	23,563	3,065	—	—	26,628
Separate account assets	132,904	625,119	—	—	758,023
Other assets		675,481	—	52,201	727,682

Total assets	$163,753	$1,517,905	$939,217	$52,201	$2,673,076

* * * * * *

United Investors Annuity

Variable Account

Financial Statements as of

December 31, 2009, and for the Years Ended

December 31, 2009 and 2008, and Report of

Independent Registered Public Accounting Firm

UNITED INVESTORS ANNUITY VARIABLE ACCOUNT

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors of

United Investors Life Insurance Company

and the Contract Owners of the

United Investors Annuity Variable Account:

We have audited the accompanying statements of assets and liabilities of each of the subaccounts (“portfolios,” for the purpose of this report) that include the Asset Strategy, Balanced, Bond, Core Equity, Growth, High Income, International Growth, Money Market, Science and Technology, and Small Cap Growth portfolios that comprise the United Investors Annuity Variable Account (the “Annuity Variable Account”) as of December 31, 2009, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Annuity Variable Account’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Annuity Variable Account is not required to have, nor were we engaged to perform, an audit of internal control over financial reporting. Our audits included consideration of internal controls over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Annuity Variable Account’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of investments owned at December 31, 2009, by correspondence with the investment company. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of each of the respective portfolios of Annuity Variable Account as of December 31, 2009, and the results of their respective operations for the year then ended, the changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

/s/ DELOITTE & TOUCHE LLP

April 30, 2010

UNITED INVESTORS ANNUITY VARIABLE ACCOUNT

STATEMENTS OF ASSETS AND LIABILITIES

AS OF DECEMBER 31, 2009

	Asset Strategy Portfolio	Balanced Portfolio	Bond Portfolio	Core Equity Portfolio	Growth Portfolio	High Income Portfolio	International Growth Portfolio	Money Market Portfolio	Science and Technology Portfolio	Small Cap Growth Portfolio
ASSETS — Investment in mutual funds — at fair value (Note 2)	$63,290,458	$24,650,199	$34,566,754	$112,437,270	$134,373,830	$27,659,670	$34,963,866	$11,707,169	$52,720,286	$50,322,130

LIABILITIES — Payable to United Investors Life Insurance Company (Note 4)	23,225	9,117	12,777	41,647	49,707	10,232	12,773	4,317	19,387	18,609

NET ASSETS (Note 3)	$63,267,233	$24,641,082	$34,553,977	$112,395,623	$134,324,123	$27,649,438	$34,951,093	$11,702,852	$52,700,899	$50,303,521

ACCUMULATION UNITS OUTSTANDING	15,082,570	10,216,310	9,916,823	31,268,862	19,261,281	6,771,870	14,459,535	5,744,366	10,573,230	13,046,940

NET ASSETS VALUE PER UNIT	$4.195	$2.412	$3.484	$3.594	$6.974	$4.083	$2.417	$2.037	$4.984	$3.856

COST OF INVESTED ASSETS	$59,774,308	$21,097,575	$33,854,343	$121,488,139	$122,547,756	$28,760,869	$35,664,272	$11,707,169	$50,453,134	$54,682,820

See notes to financial statements.

UNITED INVESTORS ANNUITY VARIABLE ACCOUNT

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2009

	Asset Strategy Portfolio	Balanced Portfolio	Bond Portfolio	Core Equity Portfolio	Growth Portfolio	High Income Portfolio	International Growth Portfolio	Money Market Portfolio	Science and Technology Portfolio	Small Cap Growth Portfolio
INVESTMENT INCOME:
Dividend income (Note 2)	$6,609,143	$671,668	$1,437,526	$1,081,939	$4,086,460	$2,343,203	$512,316	$137,472	$3,043,309	$194,871
Mortality and expense risk charges	(552,897)	(226,687)	(328,286)	(949,130)	(1,136,742)	(229,990)	(286,405)	(124,179)	(415,355)	(409,057)

NET INVESTMENT INCOME (LOSS)	6,056,246	444,981	1,109,240	132,809	2,949,718	2,113,213	225,911	13,293	2,627,954	(214,186)

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS:
Realized gains (losses) from redemption of investment shares	(618,479)	460,387	5,661	(7,316,329)	(2,185,025)	(1,542,740)	(1,976,332)		(1,685,935)	(3,753,936)
Unrealized appreciation on investments during the year	7,874,561	1,797,551	1,104,507	28,682,613	28,333,588	8,885,694	8,954,339		15,640,800	17,131,954

REALIZED AND UNREALIZED GAINS	7,256,082	2,257,938	1,110,168	21,366,284	26,148,563	7,342,954	6,978,007		13,954,865	13,378,018

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$13,312,328	$2,702,919	$2,219,408	$21,499,093	$29,098,281	$9,456,167	$7,203,918	$13,293	$16,582,819	$13,163,832

See notes to financial statements.

UNITED INVESTORS ANNUITY VARIABLE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE YEAR ENDED DECEMBER 31, 2009

	Asset Strategy Portfolio	Balanced Portfolio	Bond Portfolio	Core Equity Portfolio	Growth Portfolio	High Income Portfolio	International Growth Portfolio	Money Market Portfolio	Science and Technology Portfolio	Small Cap Growth Portfolio

FROM OPERATIONS:
Net investment income (loss)	$6,056,246	$444,981	$1,109,240	$132,809	$2,949,718	$2,113,213	$225,911	$13,293	$2,627,954	$(214,186)
Realized gains (losses) on investments	(618,479)	460,387	5,661	(7,316,329)	(2,185,025)	(1,542,740)	(1,976,332)		(1,685,935)	(3,753,936)
Unrealized appreciation in investments during the year	7,874,561	1,797,551	1,104,507	28,682,613	28,333,588	8,885,694	8,954,339		15,640,800	17,131,954

Net increase in net assets resulting from operations	13,312,328	2,702,919	2,219,408	21,499,093	29,098,281	9,456,167	7,203,918	13,293	16,582,819	13,163,832

FROM VARIABLE LIFE POLICY TRANSACTIONS:
Contract maintenance charges:
Sales expense	(216,785)	(96,412)	(98,176)	(277,363)	(318,086)	(69,036)	(108,849)	(49,138)	(239,444)	(167,656)
Administrative expense	(55,378)	(27,165)	(34,028)	(136,801)	(164,036)	(27,223)	(40,843)	(14,983)	(58,026)	(62,703)
Benefits, surrenders, and terminations	(14,680,933)	(6,177,278)	(8,404,116)	(18,816,009)	(22,236,704)	(5,905,459)	(5,248,643)	(7,747,935)	(7,025,423)	(7,654,635)
Premium deposits and net transfers*	3,422,533	(668,074)	2,178,261	(2,963,970)	(3,603,704)	1,891,971	(936,674)	3,510,038	(89,610)	(898,193)

Net decrease in net assets resulting from variable life policy transactions	(11,530,563)	(6,968,929)	(6,358,059)	(22,194,143)	(26,322,530)	(4,109,747)	(6,335,009)	(4,302,018)	(7,412,503)	(8,783,187)

NET INCREASE (DECREASE) IN NET ASSETS	1,781,765	(4,266,010)	(4,138,651)	(695,050)	2,775,751	5,346,420	868,909	(4,288,725)	9,170,316	4,380,645

NET ASSETS — Beginning of year	61,485,468	28,907,092	38,692,628	113,090,673	131,548,372	22,303,018	34,082,184	15,991,577	43,530,583	45,922,876

NET ASSETS — End of year	$63,267,233	$24,641,082	$34,553,977	$112,395,623	$134,324,123	$27,649,438	$34,951,093	$11,702,852	$52,700,899	$50,303,521

*	Includes transfer activity from (to) other portfolios.

See notes to financial statements.

UNITED INVESTORS ANNUITY VARIABLE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE YEAR ENDED DECEMBER 31, 2008

	Asset Strategy Portfolio	Balanced Portfolio	Bond Portfolio	Core Equity Portfolio	Growth Portfolio	High Income Portfolio	International Growth Portfolio	Money Market Portfolio	Science and Technology Portfolio	Small Cap Growth Portfolio
FROM OPERATIONS:
Net investment income (loss)	$5,021,788	$(295,951)	$(340,322)	$2,884,864	$8,337	$(106,800)	$636,913	$179,283	$1,037,063	$323,700
Realized gains (losses) on investments	7,118,227	2,869,068	(359,135)	340,102	9,140,718	(2,617,099)	1,889,664	—	276,569	(2,732,666)
Unrealized appreciation (depreciation) in investments during the year	(37,134,636)	(11,889,750)	379,966	(73,345,168)	(96,461,058)	(4,528,297)	(32,056,204)	—	(27,457,183)	(33,476,670)

Net increase in net assets resulting from operations	(24,994,621)	(9,316,633)	(319,491)	(70,120,202)	(87,312,003)	(7,252,196)	(29,529,627)	179,283	(26,143,551)	(35,885,636)

FROM VARIABLE LIFE POLICY TRANSACTIONS:
Contract maintenance charges:
Sales expense	(365,040)	(187,184)	(149,325)	(543,134)	(593,322)	(101,288)	(219,928)	(64,664)	(379,829)	(296,120)
Administrative expense	(63,757)	(34,302)	(34,827)	(173,575)	(204,516)	(27,945)	(54,732)	(12,194)	(67,447)	(76,212)
Benefits, surrenders, and terminations	(24,422,295)	(11,305,804)	(11,529,200)	(38,555,887)	(43,842,685)	(8,707,666)	(14,027,105)	(13,100,731)	(15,831,002)	(16,353,778)
Premium deposits and net transfers*	5,837,584	(961,289)	5,095,884	(7,753,295)	(8,806,861)	(393,535)	(1,784,549)	15,946,001	(2,214,875)	(3,316,713)

Net increase (decrease) in net assets resulting from variable life policy transactions	(19,013,508)	(12,488,579)	(6,617,468)	(47,025,891)	(53,447,384)	(9,230,434)	(16,086,314)	2,768,412	(18,493,153)	(20,042,823)

NET INCREASE (DECREASE) IN NET ASSETS	(44,008,129)	(21,805,212)	(6,936,959)	(117,146,093)	(140,759,387)	(16,482,630)	(45,615,941)	2,947,695	(44,636,704)	(55,928,459)

NET ASSETS — Beginning of year	105,493,597	50,712,304	45,629,587	230,236,766	272,307,759	38,785,648	79,698,125	13,043,882	88,167,287	101,851,335

NET ASSETS — End of year	$61,485,468	$28,907,092	$38,692,628	$113,090,673	$131,548,372	$22,303,018	$34,082,184	$15,991,577	$43,530,583	$45,922,876

*	Includes transfer activity from (to) other portfolios.

See notes to financial statements.

UNITED INVESTORS ANNUITY VARIABLE ACCOUNT

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2009, AND FOR THE YEARS ENDED

DECEMBER 31, 2009 AND 2008

1.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Organization — The United Investors Annuity Variable Account (the “Annuity Variable Account”) was established on December 8, 1981, and modified on January 5, 1987, as a segregated account of United Investors Life Insurance Company (the “Sponsor”) and has been registered as a unit investment trust under the Investment Company Act of 1940. The Annuity Variable Account invests in shares of Ivy Funds Variable Insurance Portfolios (formerly W&R Target Fund, Inc.) (the “Fund”), a mutual fund with 10 separate investment portfolios, including an asset strategy portfolio, a balanced portfolio, a bond portfolio, a core equity portfolio, a growth portfolio, a high income portfolio, an international growth portfolio, a money market portfolio, a science and technology portfolio, and a small cap growth portfolio. The assets of each portfolio of the Fund are held separate from the assets of the other portfolios. Thus, each portfolio operates as a separate investment portfolio and the investment performance of one portfolio has no effect on any other portfolio.

Basis of Presentation — The financial statements of the Annuity Variable Account have been prepared on an accrual basis in accordance with accounting principles generally accepted in the United States of America (“Generally Accepted Accounting Principles”).

Federal Taxes — Currently, no charge is made to the Annuity Variable Account for federal income taxes because no federal income tax is imposed on the Sponsor for the Annuity Variable Account investment income under current tax law. The Sponsor will review periodically the status of this policy in the event of changes in the tax law. Because federal income taxes are not imposed on the Sponsor for the Annuity Variable Account, management has concluded that no uncertain tax positions exist.

Estimates — The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect amounts reported therein. Actual results could differ from these estimates.

2.	INVESTMENTS

Investments in mutual funds of the separate investment portfolios are stated at fair value. Fair value, which is the net asset value per share, is determined by the Fund, which values its securities at fair value. The Annuity Variable Account owns shares of each portfolio of the Fund, which are converted to the units owned by the contract holders of the Annuity Variable Account on a daily basis. Each portfolio’s unit value is increased or decreased each business day by multiplying the unit value for the portfolio on the prior business day by the portfolio’s net investment factor.

Dividends and capital gains received from the portfolios are reinvested daily in additional shares of the portfolios and are recorded as dividend income on the record date in the statements of operations.

UNITED INVESTORS ANNUITY VARIABLE ACCOUNT

NOTES TO FINANCIAL STATEMENTS—(Continued)

AS OF DECEMBER 31, 2009, AND FOR THE YEARS ENDED

DECEMBER 31, 2009 AND 2008

Generally accepted accounting principles establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

Level 1—Unadjusted quoted prices in active markets for identical assets or liabilities that the Annuity Variable Account has the ability to access.

Level 2—Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3—Unobservable inputs for the asset or liability, to the extent observable inputs are not available, representing the Annuity Variable Account’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The following table summarizes the inputs used to measure fair value of the investment in mutual funds as of December 31, 2009:

Valuation Inputs	Asset Strategy Portfolio	Balanced Portfolio	Bond Portfolio	Core Equity Portfolio	Growth Portfolio	High Income Portfolio	International Growth Portfolio	Money Market Portfolio	Science and Technology Portfolio	Small Cap Growth Portfolio
Level 1	$—	$—	$—	$112,437,270	$134,373,830	$—	$—	$—	$—	$50,322,130
Level 2	$63,290,458	$24,650,199	$34,566,754	$—	$—	$27,659,670	$34,963,866	$11,707,169	$52,720,286	$—
Level 3	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—

Total investment in mutual funds at fair value	$63,290,458	$24,650,199	$34,566,754	$112,437,270	$134,373,830	$27,659,670	$34,963,866	$11,707,169	$52,720,286	$50,322,130

UNITED INVESTORS ANNUITY VARIABLE ACCOUNT

NOTES TO FINANCIAL STATEMENTS—(Continued)

AS OF DECEMBER 31, 2009, AND FOR THE YEARS ENDED

DECEMBER 31, 2009 AND 2008

3.	NET ASSETS

The following table illustrates, by component parts (since inception of each portfolio), the net asset value for each portfolio:

	Asset Strategy Portfolio	Balanced Portfolio	Bond Portfolio	Core Equity Portfolio	Growth Portfolio	High Income Portfolio	International Growth Portfolio	Money Market Portfolio	Science and Technology Portfolio	Small Cap Growth Portfolio
2009

Cost to:
Contract owners	$99,040,753	$117,757,974	$176,182,658	$597,975,867	$582,368,223	$120,883,445	$168,781,928	$218,846,007	$177,579,468	$211,953,500
Sponsor	10,000	62,717		1,000,000	500,000	500,000	65,000		500,000	65,000
Adjustment for investment results	68,758,634	53,931,068	79,286,713	464,636,711	645,941,044	78,363,027	77,854,980	21,675,790	70,324,891	143,371,653
Deductions:
Mortality and expense risk charge	(5,415,081)	(8,802,952)	(12,209,393)	(61,986,108)	(72,254,532)	(11,328,391)	(13,894,390)	(5,059,630)	(11,474,747)	(19,115,578)
Contract maintenance charges:
Sales expense	(3,382,101)	(6,121,867)	(7,000,618)	(35,248,004)	(37,486,621)	(6,246,191)	(8,481,258)	(2,628,484)	(8,401,823)	(12,295,722)
Administrative expense	(459,137)	(793,097)	(1,208,937)	(6,302,778)	(7,638,207)	(1,181,642)	(1,379,372)	(362,608)	(1,153,898)	(2,007,306)
Benefits and terminations	(95,285,835)	(131,392,761)	(200,496,446)	(847,680,065)	(977,105,784)	(153,340,810)	(187,995,795)	(220,768,223)	(174,672,992)	(271,668,026)

Net assets	$63,267,233	$24,641,082	$34,553,977	$112,395,623	$134,324,123	$27,649,438	$34,951,093	$11,702,852	$52,700,899	$50,303,521

2008

Cost to:
Contract owners	$95,618,220	$118,426,048	$174,004,397	$600,939,837	$585,971,927	$118,991,474	$169,718,602	$215,335,969	$177,669,078	$212,851,693
Sponsor	10,000	62,717		1,000,000	500,000	500,000	65,000		500,000	65,000
Adjustment for investment results	54,893,409	51,001,462	76,739,019	442,188,488	615,706,021	68,676,870	70,364,657	21,538,318	53,326,717	129,798,764
Deductions:
Mortality and expense risk charge	(4,862,184)	(8,576,265)	(11,881,107)	(61,036,978)	(71,117,790)	(11,098,401)	(13,607,985)	(4,935,451)	(11,059,392)	(18,706,521)
Contract maintenance charges:
Sales expense	(3,165,316)	(6,025,455)	(6,902,442)	(34,970,641)	(37,168,535)	(6,177,155)	(8,372,409)	(2,579,346)	(8,162,379)	(12,128,066)
Administrative expense	(403,759)	(765,932)	(1,174,909)	(6,165,977)	(7,474,171)	(1,154,419)	(1,338,529)	(347,625)	(1,095,872)	(1,944,603)
Benefits and terminations	(80,604,902)	(125,215,483)	(192,092,330)	(828,864,056)	(954,869,080)	(147,435,351)	(182,747,152)	(213,020,288)	(167,647,569)	(264,013,391)

Net assets	$61,485,468	$28,907,092	$38,692,628	$113,090,673	$131,548,372	$22,303,018	$34,082,184	$15,991,577	$43,530,583	$45,922,876

UNITED INVESTORS ANNUITY VARIABLE ACCOUNT

NOTES TO FINANCIAL STATEMENTS—(Continued)

AS OF DECEMBER 31, 2009, AND FOR THE YEARS ENDED

DECEMBER 31, 2009 AND 2008

4.	CHARGES AND DEDUCTIONS

Fund Management and Fees — Waddell & Reed Investment Management Company (the “Manager”) is the manager of the Fund and provides investment advisory services to the Fund. The Fund pays the Manager a fee for investment management services. The fee is computed daily based on the net asset value at the close of business. The fee is payable by each portfolio at the following annual rates:

Fund	Net Asset Breakpoints	Annual Rates
Asset Strategy Portfolio	Up to $1 Billion	0.70%
	Over $1 Billion and up to $2 Billion	0.65
	Over $2 Billion and up to $3 Billion	0.60
	Over $3 Billion	0.55

Balanced Portfolio	Up to $1 Billion	0.70
	Over $1 Billion and up to $2 Billion	0.65
	Over $2 Billion and up to $3 Billion	0.60
	Over $3 Billion	0.55

Bond Portfolio	Up to $500 Million	0.525
	Over $500 Million and up to $1 Billion	0.50
	Over $1 Billion and up to $1.5 Billion	0.45
	Over $1.5 Billion	0.40

Core Equity Portfolio	Up to $1 Billion	0.70
	Over $1 Billion and up to $2 Billion	0.65
	Over $2 Billion and up to $3 Billion	0.60
	Over $3 Billion	0.55

Growth Portfolio	Up to $1 Billion	0.70
	Over $1 Billion and up to $2 Billion	0.65
	Over $2 Billion and up to $3 Billion	0.60
	Over $3 Billion	0.55

High Income Portfolio	Up to $500 Million	0.625
	Over $500 Million and up to $1 Billion	0.60
	Over $1 Billion and up to $1.5 Billion	0.55
	Over $1.5 Billion	0.50

International Growth Portfolio	Up to $1 Billion	0.85
	Over $1 Billion and up to $2 Billion	0.83
	Over $2 Billion and up to $3 Billion	0.80
	Over $3 Billion	0.76

Money Market Portfolio	All Net Assets	0.40

Science and Technology Portfolio	Up to $1 Billion	0.85
	Over $1 Billion and up to $2 Billion	0.83
	Over $2 Billion and up to $3 Billion	0.80
	Over $3 Billion	0.76

Small Cap Growth Portfolio	Up to $1 Billion	0.85
	Over $1 Billion and up to $2 Billion	0.83
	Over $2 Billion and up to $3 Billion	0.80
	Over $3 Billion	0.76

UNITED INVESTORS ANNUITY VARIABLE ACCOUNT

NOTES TO FINANCIAL STATEMENTS—(Continued)

AS OF DECEMBER 31, 2009, AND FOR THE YEARS ENDED

DECEMBER 31, 2009 AND 2008

Mortality and Expense Risk Charges — A daily charge is deducted at an effective annual rate of 0.90% of the average daily net assets of each investment portfolio to compensate the Sponsor for certain mortality and expense risks assumed. The mortality risk arises from the Sponsor’s obligation to make annuity payments (determined in accordance with annuity tables) regardless of how long all annuitants may live. The Sponsor also assumes the risk that other expense charges may be insufficient to cover the actual expenses incurred in connection with policy obligations.

Premium Deposit Charges — The Sponsor does not impose an immediate charge against premium deposits (except for premium taxes incurred).

Contract Maintenance Charge — On each of the first 10 policy anniversaries following the receipt of a premium deposit, there is an annual deduction of 0.85% of each premium deposit, which compensates the Sponsor for certain sales and other distribution expenses incurred, including agent sales commissions, the cost of printing prospectuses and sales literature, advertising, and other marketing and sales promotional activities.

The Sponsor deducts a charge of $50 on each policy anniversary to compensate it for administrative expenses. This charge is “cost-based” and the Sponsor does not expect a profit from the charge.

Premium Taxes — The Sponsor deducts a charge for premium taxes incurred in accordance with state and local law at the time the premium deposit is accepted, when the policy value is withdrawn or surrendered, or when annuity payments begin.

Withdrawal Charges — For surrenders occurring during the first eight policy years following the receipt of a premium deposit, a withdrawal charge is made, which is measured as a percent of the total premium deposits as specified in the following table. The withdrawal charge percentage varies depending on the “age” of the premium deposits included in the withdrawal; in other words, the policy year in which the premium deposit was made. Partial withdrawals may also be subject to a charge measured as a percent of the premium deposits included in the withdrawal. A $20 transaction charge is applied if more than four withdrawals occur during a policy year.

Number of Policy Years Since Receipt of Premium Deposit	0	1	2	3	4	5	6	7	8 or More

Withdrawal charge percentage	8%	7%	6%	5%	4%	3%	2%	1%	0%

Withdrawal charges are included in benefits, surrenders, and terminations in the accompanying statements of changes in net assets.

UNITED INVESTORS ANNUITY VARIABLE ACCOUNT

NOTES TO FINANCIAL STATEMENTS—(Continued)

AS OF DECEMBER 31, 2009, AND FOR THE YEARS ENDED

DECEMBER 31, 2009 AND 2008

5.	CHANGES IN UNITS OUTSTANDING

The changes in units outstanding for the years ended December 31, 2009 and 2008, were as follows:

	Asset Strategy Portfolio	Balanced Portfolio	Bond Portfolio	Core Equity Portfolio	Growth Portfolio	High Income Portfolio	International Growth Portfolio	Money Market Portfolio	Science and Technology Portfolio	Small Cap Growth Portfolio
2009

Units issued	1,909,841	480,296	1,265,038	552,951	376,419	908,415	465,010	6,230,570	386,080	344,458
Units redeemed	(4,998,465)	(3,718,060)	(3,131,787)	(8,000,466)	(4,895,789)	(2,071,464)	(3,754,984)	(8,430,191)	(2,281,271)	(3,216,733)

	(3,088,624)	(3,237,764)	(1,866,749)	(7,447,515)	(4,519,370)	(1,163,049)	(3,289,974)	(2,199,621)	(1,895,191)	(2,872,275)

2008

Units issued	3,205,301	956,131	2,255,671	913,290	500,671	642,595	647,207	13,352,125	424,590	385,835
Units redeemed	(7,951,077)	(5,972,632)	(4,298,037)	(13,083,852)	(7,772,476)	(3,387,696)	(6,666,293)	(11,898,972)	(4,476,639)	(5,724,935)

	(4,745,776)	(5,016,501)	(2,042,366)	(12,170,562)	(7,271,805)	(2,745,101)	(6,019,086)	1,453,153	(4,052,049)	(5,339,100)

6.	PURCHASES AND SALES OF INVESTMENTS

The cost of purchases and the proceeds from sales of investments for the year ended December 31, 2009, were as follows:

	Asset Strategy Portfolio	Balanced Portfolio	Bond Portfolio	Core Equity Portfolio	Growth Portfolio	High Income Portfolio	International Growth Portfolio	Money Market Portfolio	Science and Technology Portfolio	Small Cap Growth Portfolio
Cost of purchases	$13,547,426	$1,728,318	$5,674,293	$2,803,372	$6,353,512	$5,312,273	$1,485,500	$12,840,108	$4,585,836	$1,278,913

Proceeds from sales of investments	$(19,013,492)	$(8,250,137)	$(10,919,818)	$(24,849,979)	$(29,708,110)	$(7,303,925)	$(7,589,988)	$(17,128,894)	$(9,361,312)	$(10,268,579)

UNITED INVESTORS ANNUITY VARIABLE ACCOUNT

NOTES TO FINANCIAL STATEMENTS—(Continued)

AS OF DECEMBER 31, 2009, AND FOR THE YEARS ENDED

DECEMBER 31, 2009 AND 2008

7.	FINANCIAL HIGHLIGHTS

The financial highlights of the Annuity Variable Account for each of the five years in the period ended December 31, 2009, were as follows:

	Asset Strategy Portfolio	Balanced Portfolio	Bond Portfolio	Core Equity Portfolio	Growth Portfolio	High Income Portfolio	International Growth Portfolio	Money Market Portfolio	Science and Technology Portfolio	Small Cap Growth Portfolio
2009
Number of units at December 31, 2009	15,082,570	10,216,310	9,916,823	31,268,862	19,261,281	6,771,870	14,459,535	5,744,366	10,573,230	13,046,940
Unit value at December 31, 2009	$4.195	$2.412	$3.484	$3.594	$6.974	$4.083	$2.417	$2.037	$4.984	$3.856
Net assets at December 31, 2009	$63,267,233	$24,641,082	$34,553,977	$112,395,623	$134,324,123	$27,649,438	$34,951,093	$11,702,852	$52,700,899	$50,303,521
Investment income ratio for the year ended December 31, 2009 *	10.68%	2.66%	3.92%	1.02%	3.22%	9.11%	1.60%	0.99%	6.55%	0.43%
Expense ratio for the year ended December 31, 2009 *, **	0.89%	0.90%	0.90%	0.90%	0.90%	0.89%	0.89%	0.90%	0.89%	0.89%
Total return for the year ended December 31, 2009 *	21.51%	10.68%	6.06%	20.27%	22.91%	36.75%	22.51%	0.10%	35.70%	28.79%

	Asset Strategy Portfolio	Balanced Portfolio	Bond Portfolio	Core Equity Portfolio	Growth Portfolio	High Income Portfolio	International Growth Portfolio	Money Market Portfolio	Science and Technology Portfolio	Small Cap Growth Portfolio
2008
Number of units at December 31, 2008	18,171,194	13,454,074	11,783,572	38,716,377	23,780,651	7,934,919	17,749,509	7,943,987	12,468,421	15,919,215
Unit value at December 31, 2008	$3.384	$2.149	$3.284	$2.921	$5.532	$2.811	$1.920	$2.013	$3.491	$2.885
Net assets at December 31, 2008	$61,485,468	$28,907,092	$38,692,628	$113,090,673	$131,548,372	$22,303,018	$34,082,198	$15,991,577	$43,530,583	$45,922,876
Investment income ratio for the year ended December 31, 2008 *	6.56%	0.15%	0.08%	2.58%	0.90%	0.56%	2.03%	2.15%	2.48%	1.36%
Expense ratio for the year ended December 31, 2008 *, **	0.90%	0.90%	0.90%	0.90%	0.90%	0.90%	0.90%	0.90%	0.90%	0.90%
Total return for the year ended December 31, 2008 *	(28.15)%	(23.50)%	(0.76)%	(40.85)%	(43.16)%	(23.00)%	(52.50)%	1.25%	(39.99)%	(51.14)%

(Continued)

UNITED INVESTORS ANNUITY VARIABLE ACCOUNT

NOTES TO FINANCIAL STATEMENTS—(Continued)

AS OF DECEMBER 31, 2009, AND FOR THE YEARS ENDED

DECEMBER 31, 2009 AND 2008

	Asset Strategy Portfolio	Balanced Portfolio	Bond Portfolio	Core Equity Portfolio	Growth Portfolio	High Income Portfolio	International Growth Portfolio	Money Market Portfolio	Science and Technology Portfolio	Small Cap Growth Portfolio
2007
Number of units at December 31, 2007	22,916,970	18,470,575	13,825,938	50,886,939	31,052,456	10,680,020	23,768,595	6,490,834	16,520,470	21,258,315
Unit value at December 31, 2007	$4.603	$2.746	$3.300	$4.524	$8.769	$3.632	$3.353	$2.010	$5.337	$4.791
Net assets at December 31, 2007	$105,493,597	$50,712,304	$45,629,587	$230,236,766	$272,307,759	$38,785,648	$79,698,125	$13,043,882	$88,167,287	$101,851,335
Investment income ratio for the year ended December 31, 2007 *	5.46%	1.24%	4.35%	8.76%	2.30%	6.82%	2.89%	4.50%	17.43%	8.60%
Expense ratio for the year ended December 31, 2007 *, **	0.90%	0.90%	0.90%	0.90%	0.90%	0.90%	0.90%	0.89%	0.90%	0.90%
Total return for the year ended December 31, 2007 *	36.42%	11.97%	4.68%	12.28%	21.96%	3.17%	18.41%	3.61%	20.95%	11.94%

	Asset Strategy Portfolio	Balanced Portfolio	Bond Portfolio	Core Equity Portfolio	Growth Portfolio	High Income Portfolio	International Growth Portfolio	Money Market Portfolio	Science and Technology Portfolio	Small Cap Growth Portfolio
2006
Number of units at December 31, 2006	26,370,013	24,039,768	15,007,533	65,683,581	40,105,286	13,139,756	29,786,955	5,761,009	21,847,985	28,533,390
Unit value at December 31, 2006	$3.223	$2.437	$3.151	$4.004	$7.033	$3.528	$2.789	$1.938	$4.330	$4.259
Net assets at December 31, 2006	$84,987,177	$58,590,782	$47,295,065	$262,972,670	$282,053,625	$46,359,690	$83,088,035	$11,166,980	$94,599,811	$121,517,674
Investment income ratio for the year ended December 31, 2006 *	17.81%	1.63%	4.15%	3.52%	0.00%	6.76%	0.59%	4.00%	2.56%	8.68%
Expense ratio for the year ended December 31, 2006 *, **	0.93%	0.89%	0.87%	0.90%	0.89%	0.88%	0.88%	0.85%	0.89%	0.90%
Total return for the year ended December 31, 2006 *	17.19%	9.73%	3.15%	14.96%	3.85%	8.82%	18.02%	3.15%	6.52%	3.88%

(Continued)

UNITED INVESTORS ANNUITY VARIABLE ACCOUNT

NOTES TO FINANCIAL STATEMENTS—(Continued)

AS OF DECEMBER 31, 2009, AND FOR THE YEARS ENDED

DECEMBER 31, 2009 AND 2008

	Asset Strategy Portfolio	Balanced Portfolio	Bond Portfolio	Core Equity Portfolio	Growth Portfolio	High Income Portfolio	International Growth Portfolio	Money Market Portfolio	Science and Technology Portfolio	Small Cap Growth Portfolio
2005
Number of units at December 31, 2005	23,627,956	28,733,101	17,354,525	77,827,207	47,739,903	14,876,785	33,273,464	7,164,720	26,350,308	35,048,619
Unit value at December 31, 2005	$2.706	$2.211	$3.050	$3.453	$6.755	$3.228	$2.326	$1.875	$4.050	$4.090
Net assets at December 31, 2005	$63,946,135	$63,532,296	$52,935,266	$268,719,688	$322,501,601	$48,027,810	$77,401,089	$13,431,919	$106,711,732	$143,357,408
Investment income ratio for the year ended December 31, 2005 *	8.49%	1.18%	4.59%	0.32%	0.00%	7.02%	2.04%	2.35%	0.00%	3.97%
Expense ratio for the year ended December 31, 2005 *, **	0.85%	0.89%	0.88%	0.88%	0.86%	0.89%	0.84%	0.86%	0.86%	0.88%
Total return for the year ended December 31, 2005 *	21.09%	3.85%	0.70%	7.55%	9.24%	1.52%	13.75%	1.49%	14.45%	10.99%

*	Based on the average net assets for the period.
**	Only includes expenses borne directly by the United Investors Annuity Variable Account, consisting primarily of mortality, expense, and administrative charges, and excludes expenses incurred indirectly by the underlying funds or charged through the redemption of units. Fees are charged as direct reductions in unit values.

(Concluded)

* * * * * *

PART C: OTHER INFORMATION

Item 24.	Financial Statements and Exhibits

(a)	Financial Statements

All required financial statements are included in Part B of this Registration Statement.

(b)	Exhibits

	(1)	Resolution of the Board of Directors of United Investors Life Insurance Company (“United Investors”) authorizing establishment of the United Investors Annuity Variable Account.\2\
	(2)	Custody Agreements: Not Applicable.
	(3)	(a)	Principal Underwriting Agreement.\5\
			i.	Amendment to Principal Underwriting Agreement.\15\
			ii.	Second Amendment to Principal Underwriting Agreement \14\
			iii.	Third Amendment to Principal Underwriting Agreement \15\
			iv.	Fourth Amendment to Principal Underwriting Agreement \16\
		(b)	Limited Selling Agreement.\11\
		(c)	Principal Underwriting Agreement \16\
		(d)	Rule 22c-2 Shareholder Information Agreement \15\

	(4)	(a)	Annuity Policy, Form VA92.\4\
		(b)	Annuity Policy, Form VA87.\9\
		(c)	Death Benefit Endorsement, Form DBEND.\6\
		(d)	Variable Annuity Endorsement, Form ENDVA.\6\
		(e)	Fixed Account Rider, Form FA95.\7\
		(f)	Death Benefit and Withdrawals Endorsement, Form VE98.\9\
		(g)	Death Benefit and Withdrawals Endorsement, Form VE02.\13\
		(h)	Waiver of Withdrawal Charges Rider, Form VAWR.\13\
		(i)	Individual Retirement Annuity Endorsement, Form IRAA02.\12\
		(j)	Roth Individual Retirement Annuity Endorsement, Form RIRA02.\12\
	(5)	Application.\3\
	(6)	(a)	Certificate of Incorporation of United Investors.\8\
		(b)	By-Laws of United Investors.\8\
	(7)	Reinsurance Contracts: Not Applicable.
	(8)	(a)	(1)	Participation Agreement for W&R Target Funds, Inc.\10\
			(2)	First Amendment of Participation Agreement.\10\
			(3)	Second Amendment of Participation Agreement.\10\
		(b)	Form of Administration Agreement: Not Applicable
	(9)	Opinion and consent of John H. Livingston, Esquire.\1\
	(10)	(a)	Consent of Sutherland Asbill & Brennan LLP.\1\
		(b)	Consent of Independent Registered Public Accounting Firm.\1\
	(11)	Financial statements omitted from Item 23: Not Applicable.
	(12)	Agreements/understandings for providing initial capital: Not Applicable.
	(13)	Performance Data Calculations.\7\

\1\	Filed herewith.
\2\	Incorporated herein by reference to the Exhibit filed electronically with Post-Effective Amendment No. 14 to Form N-4 Registration Statement, File No. 33-12000, filed on April 29, 1998 (previously filed on February 13, 1987 as an Exhibit to initial Form N-4 Registration Statement, File No. 33-12000).
\3\	Incorporated herein by reference to the Exhibit filed electronically with Post-Effective Amendment No. 14 to Form N-4 Registration Statement, File No. 33-12000, filed on April 29, 1998 (previously filed on May 27, 1987 as an Exhibit to Pre-Effective Amendment No. 1 to Form N-4 Registration Statement, File No. 33-12000).
\4\	Incorporated herein by reference to the Exhibit filed electronically with Post-Effective Amendment No. 14 to Form N-4 Registration Statement, File No. 33-12000, filed on April 29, 1998 (previously filed on April 15, 1992 as an Exhibit to Post-Effective Amendment No. 6 to Form N-4 Registration Statement, File No. 33-12000).

\5\	Incorporated herein by reference to the Exhibit filed electronically with Post-Effective Amendment No. 2 to Form N-4 Registration Statement, File No. 333-89797, filed on April 30, 2001.
\6\	Incorporated herein by reference to the Exhibit filed electronically with Post-Effective Amendment No. 14 to Form N-4 Registration Statement, File No. 33-12000, filed on April 29, 1998 (previously filed on April 26, 1994 as an Exhibit to Post-Effective Amendment No. 9 to Form N-4 Registration Statement, File No. 33-12000).
\7\	Incorporated herein by reference to the Exhibit filed electronically with Post-Effective Amendment No. 11 to Form N-4 Registration Statement, File No. 33-12000, filed on February 27, 1996.
\8\	Incorporated herein by reference to the Exhibit filed electronically with Post-Effective Amendment No. 12 to Form S-6 Registration Statement, File No. 33-11465, filed on April 30, 1998 (previously filed on January 22, 1987 as an Exhibit to the Form S-6 Registration Statement, File No. 33-11465).
\9\	Incorporated herein by reference to the Exhibit filed electronically with Post-Effective Amendment No. 15 to Form N-4 Registration Statement, File No. 33-12000, filed on February 24, 1999.
\10\	Incorporated herein by reference to the Exhibit filed with Post-Effective Amendment No. 1 to Form N-4 Registration Statement, File No. 333-89797, filed April 26, 2000.
\11\	Incorporated herein by reference to the Exhibit filed with Post-Effective Amendment No. 3 to Form N-4 Registration Statement, File No. 333-89797, filed April 29, 2002.
\12\	Incorporated herein by reference to the Exhibit filed with Post-Effective Amendment No. 3 to Form N-4 Registration Statement, File No. 333-43022, filed April 30, 2003.
\13\	Incorporated herein by reference to the Exhibit filed with Post-Effective Amendment No. 20 to Form N-4 Registration Statement, File No. 33-12000, filed April 30, 2003.
\14\	Incorporated herein by reference to the Exhibit filed with Post-Effective Amendment No. 9 to Form N-6
Registration	Statement, File No. 333-26505, filed April 30, 2004.
\15\	Incorporated herein by reference to the Exhibit filed with Post-Effective Amendment No. 12 to Form N-6 Registration Statement, File No. 333-26505, filed April 27, 2007.
\16\	Incorporated herein by reference to the Exhibit filed with Post-Effective Amendment No. 15 to Form N-6

Registration Statement, File No. 333-26505. filed April 30, 2010.

Item 25.	Directors and Officers of the Depositor

Name and Principal Business Address*	Position and Offices with Depositor
Jon A. Adams**	Vice President, Financial Reporting and Controller
Susan I. Allen**	Vice President and Illustration Actuary
Danny H. Almond**	Executive Vice President and Chief Financial Officer and Assistant Treasurer
David Kendall Carlson **	Vice President and Director of Tax
Gary L. Coleman**	Director
E. Duncan Hamilton	Director
James S. Hawke**	Vice President and Appointed Actuary
Alan S. Hintz**	Senior Vice President - Investments
Susan Huff	Director and Senior Vice President, Administration
Larry M. Hutchison**	Director
John H. Livingston	Director, Secretary and Counsel
Ben W. Lutek**	Senior Vice President and Actuary
Rick Mayton**.	Vice President, General Accounting
Carol A. McCoy	Director and Assistant Secretary
Anthony L. McWhorter**	Director, President and Chief Executive Officer
Dawn D. Mitchell**	Senior Vice President, Policy Benefits
Robert Brian Mitchell**	Director, Assistant General Counsel
W. Michael Pressley **	Vice President

*	Unless otherwise noted, the principal business address of each person listed is United Investors Life Insurance Company, P.O. Box 10207, Birmingham, Alabama 35202-0207.
**	Principal business address: Torchmark Corporation, 3700 South Stonebridge, McKinney, Texas 75070.

Item 26.	Persons Controlled by or Under Common Control with the Depositor or Registrant

The Depositor, United Investors Life Insurance Company, Inc. (“United Investors”), is indirectly owned by Torchmark Corporation. The following table shows the persons controlled by or under common control with United Investors, their Parent Company, and the State or Jurisdiction of Incorporation. All companies are 100% owned by their Parent Company, unless otherwise indicated, which is directly or indirectly owned by Torchmark Corporation. The Registrant is a segregated asset account of United Investors.

Company	Parent Co. Code	State/Jurisdiction of Incorporation
AILIC Receivables Corporation	E	Delaware
American Income Life Insurance Co.	A	Indiana
American Income Marketing Services, Inc.	E	Texas
Brown-Service Funeral Homes Co., Inc. (Services burial insurance policies)	B	Alabama
First United American Life Insurance Co.	D	New York
Torchmark Insurance Agency, Inc. (AL)	C	Alabama
Globe Insurance Agency, Inc. (AR)	A	Arkansas
Globe Life And Accident Insurance Co.	C	Nebraska
Globe Marketing Services Inc.	A	Oklahoma
Globe Marketing and Advertising Distributors, LLC	A	Delaware
Liberty National Auto Club, Inc.	B	Alabama
Liberty National Life Insurance Co.	C	Nebraska
National Income Life Insurance Co.	E	New York
TMK Re, Ltd.	C	Bermuda
Torchmark Corporation (holding company)		Delaware
United American Insurance Co.	C	Nebraska
United Investors Life Insurance Co.	B	Nebraska
TMK Buildings Corporation	C	Texas
TMK Properties, LP	F*	Texas

*	In the case of TMK Properties, LP, the General Partner is TMK Buildings Corporation and the two Limited Partners are United American Insurance Company and Torchmark Corporation.

Parent Company Codes

A	Globe Life And Accident Insurance Co.
B	Liberty National Life Insurance Co.
C	Torchmark Corporation
D	United American Insurance Co.
E	American Income Life Insurance Co.
F	TMK Buildings Corporation

Item 27.	Number of Policy Owners

As of December 31, 2009, there were 12,655 owners of the Policies.

Item 28.	Indemnification

Article XII of United Investors’ By-Laws provides as follows:

“Each Director or officer, or former Director or officer, of this Corporation, and his legal representatives, shall be indemnified by the Corporation against liabilities, expenses, counsel fees and costs, reasonably incurred by him or his estate in connection with, or arising out of, any action, suit, proceeding or claim in which he is made a party by reason of his being, or having been, such Director or officer; and any person who, at the request of this Corporation, serves as Director or officer of another corporation in which this Corporation owns corporate stock, and his legal representatives, shall in like manner be indemnified by this Corporation; provided that, in either case shall the Corporation indemnify such Director or officer with respect to any matters as to which he shall be finally adjudged in any such action, suit or proceeding to have been liable for misconduct in the performance of his duties as such Director or officer. The indemnification herein provided for shall apply also in respect of any amount paid in compromise of any such action, suit, proceeding or claim asserted against such Director or officer (including expenses, counsel fees, and costs reasonably incurred in connection therewith), provided that the Board of Directors shall have first approved such proposed compromise settlement and determined that the officer or Director involved is not guilty of misconduct, but in taking such action any Director involved shall not be qualified to vote thereof, and if for this reason a quorum of the Board cannot be obtained to vote on such matters, it shall be determined by a committee of three (3) persons appointed by the shareholders at a duly called special meeting or at a regular meeting. In determining whether or not a Director or officer is guilty of misconduct in relation to any such matter, the Board of Directors or committee appointed by the shareholders, as the case shall be, may rely conclusively upon an opinion of independent legal counsel selected by such Board or committee. The rights to indemnification herein provided shall not be exclusive of any other rights to which such Director or officer may be lawfully entitled.”

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to Directors, officers and controlling provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such Director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 29. Principal Underwriters

(a) As of February 1, 2010, Comerica Securities, Inc. is the principal underwriter of the Policies issued pursuant to applications received by us on or after that date, as defined in the Investment Company Act of 1940. It is not the principal underwriter for any other investment companies. Prior to that date, Sterne Agee Financial Services, Inc. was the principal underwriter of the Policies. Its principal underwriting agreement terminated as of January 31, 2010.

(b) The following table provides certain information with respect to the principal officers and directors of Comerica Securities, Inc.

Name and Principal Business Address*	Positions and Offices with the Underwriter
Ross E. Rogers	Chairman, President and Chief Executive Officer
Crescenzo Christopher Scotto Divetta	Senior Vice President, Chief Operating Officer, Treasurer & Director
Lisa A. Walker	Senior Vice President, Chief Compliance Officer and Director
Eileen M. Ashley	Senior Vice President and Director
Cindy J. Higgins	Senior Vice President and Director
Randy B. Nobles	Senior Vice President and Director
Ralph Pierro	Senior Vice President
Alejandro R. Rossini	Senior Vice President and Director
Julia C. Wellborn	Senior Vice President and Director
Michael C. Wilson	Director

*	The principal business address for the officers and directors listed is 201 W. Fort Street, Detroit, Michigan 48226.

(c)	Commissions Received By Principal Underwriter During Year Ended 12/31/09

Name of Principal Underwriter	Net Underwriting Discounts and Commissions	Compensation on Redemption	Brokerage Commissions	Compensation
Sterne Agee Financial Services, Inc.	$75,669.82	None	N/A	None

Item 30.	Location of Accounts and Records

All accounts and records required to be maintained by Section 31(a) of the 1940 Act and the rules under it are maintained by United Investors at its home office: 2001 Third Avenue South (35233), P. O. Box 10207, Birmingham, Alabama 35202-0207.

Item 31.	Management Services

All management contracts are discussed in Part A or Part B.

Item 32.	Undertakings

(a) Registrant undertakes that it will file a Post-Effective Amendment to this Registration Statement as frequently as necessary to ensure that the audited financial statements in the Registration Statement are never more than 16 months old for so long as payments under the variable annuity contracts may be accepted.

(b) Registrant undertakes that it will include either (1) as part of any application to purchase a contract offered by the Prospectus, a space that an applicant can check to request a Statement of Additional Information, or (2) a post card or similar written communication affixed to or included in the Prospectus that the applicant can remove to send for a Statement of Additional Information.

(c) Registrant undertakes to deliver any Statement of Additional Information and any financial statements required to be made available under this Form promptly upon written or oral request to United Investors at the address or phone number listed in the Prospectus.

(d) United Investors Life Insurance Company represents that the fees and charges deducted under the annuity policy form, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by United Investors.

STATEMENT PURSUANT TO RULE 6c-7

United Investors and the Variable Account rely on 17 C.F.R. Sections 270.6c-7 and represent that the provisions of that Rule have been or will be complied with. Accordingly, United Investors and the Variable Account are exempt from the provisions of Sections 22(e), 27(c)(1) and 27(d) of the Investment Company Act of 1940 with respect to any variable annuity contract participating in such account to the extent necessary to permit compliance with the Texas Optional Retirement Program.

SECTION 403(b) REPRESENTATIONS

United Investors represents that it is relying on a no-action letter dated November 28, 1988, to the American Council of Life Insurance (Ref. No. IP-6-88) regarding Sections 22(e), 27(c)(1), and 27(d) of the Investment Company Act of 1940, in connection with redeemability restrictions on Section 403(b) policies, and that paragraphs numbered (1) through (4) of that letter will be complied with.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets the requirements of Securities Act Rule 485(b) for effectiveness of this Registration Statement and has duly caused this Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of Birmingham and the State of Alabama, on the 27th day of April, 2010.

UNITED INVESTORS ANNUITY
VARIABLE ACCOUNT (REGISTRANT)

By:	/S/ ANTHONY L. MCWHORTER
Anthony L. McWhorter
Director, President and Chief Executive Officer

By:	UNITED INVESTORS LIFE
INSURANCE COMPANY (DEPOSITOR)

By:	/S/ ANTHONY L. MCWHORTER
Anthony L. McWhorter
Director, President and Chief Executive Officer

As required by the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signatures	Title	Date

/S/ ANTHONY L. MCWHORTER ANTHONY L. MCWHORTER	Director, President and Chief Executive Officer	April 27, 2010

/S/ JAMES S. HAWKE JAMES S. HAWKE	Vice President and Appointed Actuary	April 27, 2010

/S/ LARRY M. HUTCHISON LARRY M. HUTCHISON	Director	April 27, 2010

/S/ JOHN H. LIVINGSTON JOHN H. LIVINGSTON	Director, Secretary and Counsel	April 26, 2010

/S/ CAROL A. MCCOY CAROL A. MCCOY	Director and Assistant Secretary	April 26, 2010

/S/ DANNY H. ALMOND DANNY H. ALMOND	Executive Vice President and Chief Financial Officer and Assistant Treasurer	April 27, 2010

/S/ GARY L. COLEMAN GARY L. COLEMAN	Director	April 27, 2010

/S/ SUSAN HUFF SUSAN HUFF	Director and Senior Vice President, Administration	April 26, 2010

/S/ JON A. ADAMS JON A. ADAMS	Vice President, Financial Reporting And Controller	April 27, 2010

/S/ E. DUNCAN HAMILTON E. DUNCAN HAMILTON	Director	April 26, 2010

Exhibit Index

99.B9	Opinion and consent of John H. Livingston, Esq.

99.B10(A)	Consent of Sutherland Asbill & Brennan LLP

99.B10(B)	Consent of Independent Registered Public Accounting Firm